SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /   Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/   Definitive Proxy Statement
/ /   Definitive Additional Materials
/ /   Soliciting Material Pursuant to section 240.14a-11(c) or section
      240.14a-12

                          SAVOIR TECHNOLOGY GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /   No fee required.
/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)       Title of each class of securities to which transaction applies:

               -----------------------------------------------------------------

      2)       Aggregate number of securities to which transaction applies:

               -----------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the fee is calculated and state how it was determined):

               -----------------------------------------------------------------

      4)       Proposed maximum aggregate value of transaction:

               -----------------------------------------------------------------

      5)       Total fee paid:

               -----------------------------------------------------------------

/X/   Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)       Amount Previously Paid:

               -----------------------------------------------------------------

      2)       Form, Schedule or Registration Statement No.:

               -----------------------------------------------------------------

      3)       Filing Party:

               -----------------------------------------------------------------

      4)       Date Filed:

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

                          SAVOIR TECHNOLOGY GROUP, INC.
                            254 East Hacienda Avenue
                           Campbell, California 95008
                                 (408) 379-0177


To the Stockholders of Savoir Technology Group, Inc.:

         You are cordially invited to attend a Special Meeting of Stockholders of Savoir Technology Group, Inc. (the "Company") to vote on the proposed merger (the "Merger") of STG Acquisition Corp., a Delaware corporation ("Acquisition Sub") and wholly owned subsidiary of the Company, with and into MCBA Systems Inc., an Alabama corporation ("MCBA"). The Special Meeting will begin at 10:30 a.m., local time, at the principal executive offices of the Company, 254 East Hacienda Avenue, Campbell, California 95008, on June 4, 1998.

         At the Special Meeting, you will be asked to consider and vote on a proposal to approve and adopt the Agreement and Plan of Reorganization, dated as of November 22, 1997, by and among the Company, MCBA, Michael N. Gunnells and John Harkins (together, the "Selling Shareholders"), as amended by the First and Second Amendments to Agreement and Plan of Reorganization, dated as of March 27, 1998 and April 23, 1998, respectively, by and among the Company, Acquisition Sub, MCBA, the Selling Shareholders, and as the same may be amended from time to time (the "Merger Agreement"), and the transactions contemplated thereby, including the Merger and the issuance of shares of the common stock, par value $0.01 per share, of the Company (the "Common Stock") to the Selling Shareholders. The Merger Agreement provides that Acquisition Sub will be merged with and into MCBA, and MCBA, as the surviving corporation in the Merger, will become a wholly owned subsidiary of the Company. The Selling Shareholders will receive up to an aggregate of 900,000 shares of Common Stock in exchange for all of the outstanding shares of MCBA's common stock. In addition, the Selling Shareholders will have the right to receive up to an aggregate of 1,500,000 additional shares of Common Stock as earn-out payments (the "Earn-Out Payments") to be paid in the first quarters of 1999 and 2000 if MCBA continues to meet certain profit-based benchmarks. A copy of the Merger Agreement, as amended, is attached as Annex A to the accompanying Proxy Statement.

         The presence, in person or by proxy, of a majority of the shares of Common Stock and of Series A Preferred Stock, par value $0.01 per share, on an as converted basis (together, the "Capital Stock"), entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting. The affirmative vote of a majority of the shares of Capital Stock present, in person or by proxy, and entitled to vote is required to approve the Merger Agreement and the transactions contemplated thereby, including the Merger and the issuance of shares of Common Stock to the Selling Shareholders. The Board of Directors of the Company (the "Board") has fixed the close of business on April 6, 1998 (the "Record Date") for determination of stockholders (the "Stockholders") entitled to notice of and to vote at the Special Meeting. Only holders of record of shares of Capital Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting.

         The Board, after careful consideration, has unanimously approved the Merger Agreement and the transactions contemplated thereby and determined that the Merger is fair and in the best interests of the Company and the Stockholders. The Board unanimously recommends that you vote FOR approval and adoption of the Merger Agreement and the transactions contemplated thereby, including the Merger and the issuance of shares of Common Stock to the Selling Shareholders. In reaching its determination, the Board considered, among other things, the opinion of Alliant Partners as to the fairness of the consideration to be paid to the Selling Shareholders, including the Earn-Out Payments, from a financial point of view. For further information, see "The Merger--Background of the Merger" and "The Merger--Reasons for the Merger; Recommendation of the Board" in the accompanying Proxy Statement. A copy of Alliant Partners' opinion is attached as Annex B to the accompanying Proxy Statement. You are urged to read the opinion in its entirety for further information with respect to the assumptions made, matters considered and limits of the reviews undertaken by Alliant Partners.

         IT IS VERY IMPORTANT THAT YOUR SHARES OF CAPITAL STOCK BE REPRESENTED AT THE SPECIAL MEETING, WHETHER OR NOT YOU PLAN TO ATTEND PERSONALLY. THEREFORE, YOU SHOULD COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THIS WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING.

         THE NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT DESCRIBING THESE IMPORTANT MATTERS ARE ATTACHED. If you require assistance in completing your proxy or have questions about voting procedures or the Proxy Statement, please contact James W. Dorst, the Company's Chief Financial Officer, at (408) 379-0177.



                                                     P. Scott Munro
                                                     Chairman of the Board

Campbell, California
April 30, 1998

                          SAVOIR TECHNOLOGY GROUP, INC.
                            254 East Hacienda Avenue
                           Campbell, California 95008
                                 (408) 379-0177

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 4, 1998


To the Stockholders of Savoir Technology Group, Inc.:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (including any adjournments or postponements thereof, the "Special Meeting"), of Savoir Technology Group, Inc., a Delaware corporation (the "Company"), will begin at 10:30 a.m., local time, at the principal executive offices of the Company, 254 East Hacienda Avenue, Campbell, California 95008, on June 4, 1998.

         The purpose of the Special Meeting, which is more fully described in the accompanying Proxy Statement, is to approve and adopt the Agreement and Plan of Reorganization, dated as of November 22, 1997, by and among the Company, STG Acquisition Corp., a Delaware corporation ("Acquisition Sub") and wholly owned subsidiary of the Company, MCBA Systems, Inc., an Alabama corporation ("MCBA"), Michael N. Gunnells and John Harkins (together, the "Selling Shareholders"), as amended by the First and Second Amendments to Agreement and Plan of Reorganization, dated as of March 27, 1998 and April 23, 1998, respectively, by and among the Company, Acquisition Sub, MCBA, the Selling Shareholders, and as the same may be amended from time to time (the "Merger Agreement"), and the transactions contemplated thereby, including the Merger and the issuance of shares of the common stock, par value $0.01 per share, of the Company (the "Common Stock") to the Selling Shareholders. The Merger Agreement provides that Acquisition Sub will be merged with and into MCBA, and MCBA, as the surviving corporation in the Merger, will become a wholly owned subsidiary of the Company (the "Merger"). The Selling Shareholders will receive up to an aggregate of 900,000 shares of Common Stock in exchange for all of the outstanding shares of MCBA's common stock. In addition, the Selling Shareholders will have the right to receive up to an aggregate of 1,500,000 additional shares of Common Stock as earn-out payments (the "Earn-Out Payments") to be paid in the first quarters of 1999 and 2000 if MCBA continues to meet certain profit-based benchmarks. A copy of the Merger Agreement, as amended, is attached as Annex A to the accompanying Proxy Statement.

         The presence, in person or by proxy, of a majority of the shares of Common Stock and of Series A Preferred Stock, par value $0.01 per share, on an as converted basis (together, the "Capital Stock"), entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting. The affirmative vote of a majority of the shares of Capital Stock present, in person or by proxy, and entitled to vote is required to approve the Merger Agreement and the transactions contemplated thereby, including the Merger and the issuance of shares of Common Stock to the Selling Shareholders. The Board of Directors of the Company (the "Board") has fixed the close of business on April 6, 1998 (the "Record Date") for determination of stockholders (the "Stockholders") entitled to notice of and to vote at the Special Meeting. Only holders of record of shares of Capital Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting. A complete list of Stockholders of entitled to vote will be available for examination, for proper purposes, during ordinary business hours at the Company's principal executive offices, 254 East Hacienda Avenue, Campbell, California 95008, during the 10 days prior to the Special Meeting.

         The Board, after careful consideration, has unanimously approved the Merger Agreement and the transactions contemplated thereby and determined that the Merger is fair and in the best interests of the Company and the Stockholders. The Board unanimously recommends that you vote FOR approval and adoption of the Merger Agreement and the transactions contemplated thereby, including the Merger and the issuance of shares of Common Stock to the Selling Shareholders. In reaching its determination, the Board considered, among other things, the opinion of Alliant Partners as to the fairness of the consideration to be paid to the Selling Shareholders, including the Earn-Out Payments, from a financial point of view. For further information, see "The Merger--

Background of the Merger" and "--Reasons for the Merger; Recommendation of the Board" of the accompanying Proxy Statement. A copy of Alliant Partners' opinion is attached as Annex B to the accompanying Proxy Statement. You are urged to read the opinion in its entirety for further information with respect to the assumptions made, matters considered and limits of the reviews undertaken by Alliant Partners.

         If you would like to attend the Special Meeting and your shares are held by a broker, bank or other nominee, you must bring to the Special Meeting a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of the shares. You must also bring a form of personal identification. In order to vote your shares at the Special Meeting, you must obtain from the nominee a proxy issued in your name.

         PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

         YOUR VOTE IS VERY IMPORTANT REGARDLESS OF HOW MANY SHARES OF CAPITAL STOCK YOU OWN. REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE BY (1) ATTENDING AND VOTING IN PERSON AT THE SPECIAL MEETING, (2) GIVING NOTICE OF REVOCATION OF THE PROXY AT THE SPECIAL MEETING OR (3) DELIVERING TO THE SECRETARY OF THE COMPANY (A) A WRITTEN NOTICE OF REVOCATION OR
(B) A DULY EXECUTED PROXY RELATING TO THE SAME SHARES AND MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING, BEARING A DATE LATER THAN THE PROXY PREVIOUSLY EXECUTED. ATTENDANCE AT THE SPECIAL MEETING WILL NOT IN AND OF ITSELF CONSTITUTE A REVOCATION OF A PROXY. ALL WRITTEN NOTICES OF REVOCATION AND OTHER COMMUNICATIONS WITH RESPECT TO REVOCATION OF PROXIES SHOULD BE SENT TO THE COMPANY'S SECRETARY AT THE COMPANY'S CORPORATE OFFICES AT THE ADDRESS LISTED ABOVE, AND MUST BE RECEIVED BEFORE THE TAKING OF THE VOTE AT THE SPECIAL MEETING. UNLESS REVOKED IN ONE OF THE MANNERS SET FORTH ABOVE, PROXIES WILL BE VOTED AT THE SPECIAL MEETING AS DESCRIBED ABOVE.

         If you have any questions or require additional material, please contact James W. Dorst, the Company's Chief Financial Officer, at (408) 379-0177.


                                                     P. Scott Munro
                                                     Secretary

Campbell, California
April 30, 1998

                          SAVOIR TECHNOLOGY GROUP, INC.
                            254 East Hacienda Avenue
                               Campbell, CA 95008
                                 (408) 374-6919

                              --------------------
                                 PROXY STATEMENT
                              --------------------

                         SPECIAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 4, 1998


         This Proxy Statement (the "Proxy Statement") is furnished in connection with the solicitation by the Board of Directors (the "Board") of Savoir Technology Group, Inc., a Delaware corporation (the "Company"), of proxies for use at the Special Meeting of Stockholders (including any adjournments or postponements thereof, the "Special Meeting") of the Company to be held at 10:30 a.m., local time, at the offices of the Company, 254 East Hacienda Avenue, Campbell, California 95008, on June 4, 1998.

         The purpose of the Special Meeting, which is more fully described herein, is to approve and adopt the Agreement and Plan of Reorganization, dated as of November 22, 1997, by and among the Company, STG Acquisition Corp., a Delaware corporation ("Acquisition Sub") and wholly owned subsidiary of the Company, MCBA Systems, Inc., an Alabama corporation ("MCBA"), Michael N. Gunnells and John Harkins (together, the "Selling Shareholders"), as amended by the First and Second Amendments to Agreement and Plan of Reorganization, dated as of March 27, 1998 and April 23, 1998, respectively, by and among the Company, Acquisition Sub, MCBA, the Selling Shareholders, and as the same may be amended from time to time (the "Merger Agreement"), and the transactions contemplated thereby, including the Merger and the issuance of shares of the common stock, par value $0.01 per share, of the Company (the "Common Stock") to the Selling Shareholders. The Merger Agreement provides that Acquisition Sub will be merged with and into MCBA, and MCBA, as the surviving corporation in the Merger, will become a wholly owned subsidiary of the Company (the "Merger"). The Selling Shareholders will receive up to an aggregate of 900,000 shares of Common Stock in exchange for all of the outstanding shares of MCBA's common stock. In addition, the Selling Shareholders will have the right to receive up to an aggregate of 1,500,000 additional shares of Common Stock as earn-out payments (the "Earn-Out Payments") to be paid in the first quarters of 1999 and 2000 if MCBA continues to meet certain profit-based benchmarks.

         A copy of the Merger Agreement, as amended, is attached as Annex A to this Proxy Statement and is incorporated herein by reference. This Proxy Statement describes the material portions of the Merger Agreement. The description of the Merger Agreement set forth herein is subject to, and is qualified in its entirety by reference to, the text of the Merger Agreement.

         The presence, in person or by proxy, of a majority of the shares of Common Stock and of Series A Preferred Stock (the "Series A Preferred Stock"), par value $0.01 per share, on an as converted basis (together, the "Capital Stock"), entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting. The affirmative vote of a majority of the shares of Capital Stock present, in person or by proxy, and entitled to vote is required to approve the Merger Agreement and the transactions contemplated thereby, including the Merger and the issuance of shares of Common Stock to the Selling Shareholders. The Board has fixed the close of business on April 6, 1998 (the "Record Date") for determination of stockholders of the Company (the "Stockholders") entitled to notice of and to vote at the Special Meeting. Only holders of record of shares of Capital Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting. A complete list of Stockholders entitled to vote will be available for examination, for proper purposes, during ordinary business hours at the Company's corporate offices, 254 East Hacienda Avenue, Campbell, California 95008, during the 10 days prior to the Special Meeting.

         The Board, after careful consideration, has unanimously approved the Merger Agreement and the transactions contemplated thereby and determined that the Merger is fair and in the best interests of the Company and the Stockholders. The Board unanimously recommends that you vote FOR approval and adoption of theMerger Agreement and the transactions contemplated thereby, including the Merger and the issuance of shares of Common Stock to the Selling Shareholders. In reaching its determination, the Board considered, among other things, the opinion of Alliant Partners as to the fairness of the consideration to be paid to the Selling Shareholders, including the Earn-Out Payments, from a financial point of view. For further information, see "The Merger--Background of the Merger" and "--Reasons for the Merger; Recommendation of the Board." A copy of Alliant Partners' opinion is attached as Annex B. You are urged to read the opinion in its entirety for further information with respect to the assumptions made, matters considered and limits of the reviews undertaken by Alliant Partners.

         All information contained in this Proxy Statement relating to the Company and the Acquisition Sub has been provided by the Company. All information contained in this Proxy Statement with respect to MCBA has been provided by MCBA.

         This Proxy Statement, the accompanying Notice of Special Meeting, the proxy and the other enclosed documents are first being mailed to the Stockholders on or about May 4, 1998.

         The Common Stock is listed for trading on The Nasdaq Stock Market's National Market ("Nasdaq") under the symbol "SVTG." On April 29, 1998, the last sale price of the Common Stock as reported on the Nasdaq was $10.625 per share. On November 21, 1997, the last trading day before public announcement of the execution of the Merger Agreement, the last sale price of the Common Stock as reported on the Nasdaq was $10.625 per share, the high sale price was $10.75 per share and the low sale price was $10.25 per share.

         THE ABOVE MATTERS ARE DISCUSSED IN DETAIL IN THIS PROXY STATEMENT. STOCK- HOLDERS ARE STRONGLY URGED TO READ AND CONSIDER CAREFULLY THIS PROXY STATEMENT IN ITS ENTIRETY.

         SEE "RISK FACTORS" BEGINNING ON PAGE FOR A DISCUSSION OF CERTAIN FACTORS THAT SHOULD BE CONSIDERED BY THE STOCKHOLDERS.

                    The date of this Proxy is April 30, 1998.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

AVAILABLE INFORMATION..........................................................5

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE................................5

FORWARD-LOOKING STATEMENTS.....................................................6

SUMMARY........................................................................7
     The Special Meeting.......................................................7
     The Merger................................................................8

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF THE COMPANY............... 12

SELECTED HISTORICAL FINANCIAL DATA OF MCBA................................... 13

SELECTED PRO FORMA CONSOLIDATED FINANCIAL DATA (UNAUDITED)................... 14

COMPARATIVE PER SHARE DATA................................................... 16

RISK FACTORS................................................................. 17
     Risks Relating to Reliance on the Opinion of the Company's Financial
         Advisor; Deterioration in MCBA's Financial Performance.............. 17
     Integration Risks Relating to the Merger................................ 17
     Dilution of the Stockholders............................................ 17
     Control of the Company by the Selling Shareholders...................... 18
     Conditions to Closing................................................... 18
     Termination of the Merger Agreement and Termination Fees................ 18

THE COMPANIES................................................................ 19
     Savoir Technology Group, Inc............................................ 19
     STG Acquisition Corp.................................................... 19
     MCBA Systems, Inc....................................................... 19

THE SPECIAL MEETING.......................................................... 20
     Matters to be Considered................................................ 20
     Required Vote........................................................... 20
     Voting and Revocation of Proxies........................................ 20
     Record Date; Stock Entitled to Vote; Quorum............................. 21
     Solicitation of Proxies................................................. 21
     Other Matters........................................................... 21

THE MERGER................................................................... 22
     Background of the Merger................................................ 22
     Reasons for the Merger; Recommendation of the Board..................... 23
     MCBA's Reasons for the Merger; Recommendation of MCBA Board of Directors 24
     Opinion of the Company's Financial Advisor.............................. 24
     Certain Financial Forecasts............................................. 28
     Merger Consideration.................................................... 29
     Effective Time of the Merger............................................ 29
     Effect of the Merger.................................................... 29
     Accounting Treatment.................................................... 29
     Certain United States Federal Income Tax Consequences................... 29
     Interests of Certain Persons in the Transaction......................... 30
     Percentage Ownership Interest of the Selling Shareholders After the
          Merger............................................................. 30

                                                                            Page
                                                                            ----

     Governmental and Regulatory Approvals................................... 31
     Resales of the Common Stock............................................. 31

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA.............................. 32

MCBA MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
     RESULTS OF OPERATIONS................................................... 35

PRICE OF COMMON STOCK........................................................ 38

CERTAIN PROVISIONS OF THE MERGER AGREEMENT................................... 39
     Effect of the Merger.................................................... 39
     Directors and Officers; Articles of Incorporation and Bylaws............ 39
     Merger Consideration.................................................... 39
     Earn-Out Payments....................................................... 39
     Escrow for Initial Consideration........................................ 40
     Earn-Out Escrow......................................................... 40
     Promissory Note......................................................... 40
     Representations and Warranties of MCBA and the Selling Shareholders..... 40
     Representations and Warranties of the Company........................... 41
     Covenants Relating to Conduct of Business............................... 41
     Additional Agreements................................................... 42
     Conditions to Obligations of the Company, MCBA and the Selling
          Shareholders....................................................... 42
     Conditions to Obligations of the Company................................ 42
     Conditions to Obligations of MCBA and the Selling Shareholders.......... 43
     Best Efforts............................................................ 43
     Indemnification......................................................... 43
     Termination and Termination Fee......................................... 44
     Amendment and Waiver.................................................... 44
     Fees and Expenses....................................................... 44
     Registration Rights Agreement........................................... 44
     IRA Agreement........................................................... 44
     Employment Agreement.................................................... 44

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT............... 45

EXPERTS...................................................................... 49

LEGAL MATTERS................................................................ 49

OTHER INFORMATION AND STOCKHOLDER PROPOSALS.................................. 49


ANNEX A:   MERGER AGREEMENT
ANNEX B:   ALLIANT PARTNERS OPINION
ANNEX C: MCBA SYSTEMS, INC. AUDITED FINANCIAL STATEMENTS AS OF AND FOR THE YEAR ENDED DECEMBER 31, 1997
ANNEX D: MCBA SYSTEMS, INC. UNAUDITED FINANCIAL STATEMENTS AS OF AND FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1996

         NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ANY OTHER PERSON. THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE ANY SUCH SOLICITATION IN SUCH JURISDICTION.

         THE DELIVERY OF THE PROXY STATEMENT DOES NOT, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE HEREOF OR THAT THE INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.


                              AVAILABLE INFORMATION

         The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information filed may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and may be available at the following Regional Offices of the Commission: Chicago Regional Office, Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661; and New York Regional Office, 7 World Trade Center, 13th Floor, New York, New York 10048. Copies of such materials can be obtained at prescribed rates from the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. The Company makes filings of reports, proxy statements and other information pursuant to the Exchange Act with the Commission electronically, and such materials may be inspected and copied at the Commission's Web site (http://www.sec.gov). In addition, material filed by the Company can be inspected at the offices of the Nasdaq Stock Market, 1735 K Street, N.W., Washington, D.C. 20006, on which the shares of Common Stock are listed.

         Statements contained herein concerning the provisions of documents are necessarily summaries of such documents and, while such summaries contain all material provisions of such documents, each statement is qualified in its entirety by reference to the copy of the applicable document filed with the Commission or attached as an annex hereto.


                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents have been filed with the Commission (File No. 0-11560) and are incorporated herein by reference: (i) Annual Report of the Company on Form 10-K, as amended, for the fiscal year ended December 31, 1997;
(ii) Current Reports of the Company on Form 8-K (A) dated August 29, 1997, as amended on February 17, 1998, (B) dated September 30, 1997, as amended on December 12, 1997 and February 17, 1998, (C) dated February 12, 1998; and (D) dated March 9, 1998; and (iii) the description of the Company's capital stock contained in the Company's Registration Statement on Form S-1 (Registration Statement No. 2-86846), including any amendments and reports filed for the purpose of updating such description.

         The Annual Report of the Company on Form 10-K, as amended, for the fiscal year ended December 31, 1997 listed under item (i) above is also being mailed to the Stockholders together with this Proxy Statement.

         THIS PROXY STATEMENT INCORPORATES DOCUMENTS BY REFERENCE THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON TO WHOM A PROXY STATEMENT IS DELIVERED, UPON WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF ANY AND ALL INFORMATION THAT HAS BEEN INCORPORATED BY REFERENCE IN THE PROXY, NOT INCLUDING EXHIBITS TO THE INFORMATION THAT IS INCORPORATED BY

REFERENCE, UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE
INTO THE INFORMATION THAT THE PROXY STATEMENT INCORPORATES).  REQUESTS
SHOULD BE DIRECTED TO SAVOIR TECHNOLOGY GROUP, INC., 254 EAST HACIENDA AVENUE, CAMPBELL, CALIFORNIA 95008, ATTN: JAMES W. DORST, CHIEF FINANCIAL OFFICER (TELEPHONE (408) 379-0177). IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS IN ADVANCE OF THE SPECIAL MEETING, ANY SUCH REQUEST SHOULD BE MADE BY MAY 5, 1998.

         All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the occurrence of the Special Meeting shall be deemed to be incorporated by reference in this Proxy Statement and to be a part hereof from the date of filing such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

         Trademarks of other corporations and organizations are referenced in this Proxy Statement.


                           FORWARD-LOOKING STATEMENTS

         This Proxy Statement includes "forward-looking statements" within the meaning of various provisions of the Securities Act of 1933, as amended (the "Securities Act") and the Exchange Act. All statements, other than statements of historical facts, included in this Proxy Statement that address activities, events or developments that the Company expects or anticipates will or may occur in the future, including such things as future capital expenditures (including the amount and nature thereof), business strategy and measures to implement strategy, competitive strengths, goals, expansion and growth of the Company's and its subsidiaries' business and operations, plans, references to future success and other such matters, are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. However, whether actual results and developments will conform to the Company's expectations and predictions is subject to a number of risks and uncertainties, including: the significant considerations and risks discussed in this Proxy Statement; general economic, market or business conditions; the opportunities (or lack thereof) that may be presented to and pursued by the Company and its subsidiaries; competitive actions by other companies; changes in laws or regulations; and other factors, many of which are beyond the control of the Company and its subsidiaries. See "Risk Factors." Consequently, all of the forward-looking statements made in this Proxy Statement are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to or effects on the Company and its subsidiaries or their business or operations.

                                     SUMMARY

         THE FOLLOWING IS A SUMMARY OF CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT. REFERENCE IS MADE TO, AND THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY, THE MORE DETAILED INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT, IN THE ATTACHED ANNEXES HERETO AND IN THE DOCUMENTS INCORPORATED HEREIN BY REFERENCE. STOCKHOLDERS ARE URGED TO READ CAREFULLY THIS PROXY STATEMENT AND THE ATTACHED ANNEXES IN THEIR ENTIRETY.

THE SPECIAL MEETING

         TIME AND PLACE; RECORD DATE. The Special Meeting of Stockholders will begin at 10:30 a.m., local time, at the offices of the Company, 254 East Hacienda Avenue, Campbell, California 95008, on June 4, 1998. Stockholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting. The date of the mailing of this Proxy Statement to the Stockholders will be on or about April 13, 1998. At the close of business on the Record Date, the Company had 7,797,302 shares of Capital Stock issued and outstanding, consisting of 5,530,610 shares of Common Stock and 2,207,100 shares of Series A Preferred Stock, equivalent to 2,266,692 shares of Common Stock on an as converted basis. Each share of Capital Stock is entitled to one vote, and, for purposes of the Special Meeting, the shares of Common Stock and of Series A Preferred Stock will vote as a single class. See "The Special Meeting--Record Date; Stock Entitled to Vote; Quorum."

         MATTERS TO BE CONSIDERED. The purpose of the Special Meeting is to consider and vote upon a proposal to approve and adopt the Merger Agreement and the Merger, pursuant to which Acquisition Sub will merge with and into MCBA, and MCBA will continue as the surviving corporation and a wholly owned subsidiary of the Company, the separate corporate existence of Acquisition Sub will terminate and the Selling Shareholders will receive shares of Common Stock. See "The Special Meeting--Matters to be Considered."

         REQUIRED VOTE. The presence, in person or by proxy, of a majority of the shares of Capital Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting. The affirmative vote of a majority of the shares of Capital Stock present, in person or by proxy, and entitled to vote is required to approve the Merger Agreement and the transactions contemplated thereby, including the Merger and the issuance of shares of Common Stock to the Selling Shareholders. If such approval is received, the closing of the Merger is expected to occur as soon as practicable following the Special Meeting (the "Closing Date"). The Merger will become effective upon the filing of an agreement of merger, together with any required related certificates (together the "Certificates of Merger"), with the Secretaries of State of the State of Alabama and the State of Delaware (the "Effective Time"). See "The Special Meeting--Required Vote."

         VOTING OF PROXIES. All shares of Capital Stock represented by a properly executed proxy received in time for the Special Meeting will be voted in the manner specified in the proxy. Proxies that do not contain any instruction to vote for or against or to abstain from voting on a particular matter will be voted in accordance with the recommendations of the Board. See "The Special Meeting--Voting and Revocation of Proxies."

         ADJOURNMENTS; REVOCABILITY OF PROXIES. If the Special Meeting is adjourned, for whatever reason, the approval of the Merger Agreement shall be considered and voted upon by the Stockholders at the subsequent, reconvened meeting, if any.

         You may revoke your proxy at any time prior to its exercise by (i) attending and voting in person at the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of a proxy), (ii) giving notice of revocation of your proxy at the Special Meeting or (iii) delivering to the Secretary of the Company (A) a written notice of revocation or (B) a duly executed proxy relating to the same shares and matters to be considered at the Special Meeting, bearing a date later than the proxy previously executed. Attendance at the Special Meeting will not in and of itself constitute a revocation of proxy. All written notices of revocation and other communications with respect to revocation of proxies should be sent to the Company's
                                       -7-

Secretary at the Company's corporate offices at the address listed above, and must be received before the taking of the votes at the Special Meeting. Unless revoked in one of the manners set forth above, proxies will be voted at the Special Meeting as described above. See "The Special Meeting--Voting and Revocation of Proxies."

         SOLICITATION OF PROXIES. The Company will bear the cost of the solicitation of proxies and the cost of printing and mailing this Proxy Statement. In addition to solicitation by mail, the directors, officers and employees of the Company may solicit proxies from the Stockholders by telephone, telegram or personal interview. Such directors, officers and employees will not be additionally compensated for any such solicitation but may be reimbursed for reasonable out-of-pocket expenses in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of shares held of record by such persons, and the Company will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection therewith. ChaseMellon Shareholder Services LLC will assist in the solicitation of proxies by the Company for an estimated fee of $5,500 plus reasonable out-of-pocket expenses. See "The Special Meeting--Solicitation of Proxies." If you have any questions or require additional material, please call James W. Dorst, the Company's Chief Financial Officer, at (408) 379-0177.

         OTHER MATTERS. Management of the Company ("Management") knows of no business that will be presented for consideration at the Special Meeting other than as stated in the Notice of Special Meeting. If, however, other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment. See "The Special Meeting--Other Matters."

         For additional information relating to the Special Meeting, see "The Special Meeting."

THE MERGER

         PARTIES TO THE MERGER.

         SAVOIR TECHNOLOGY GROUP, INC. The Company is a value-added distributor and reseller of commercial mid-range computer systems (file servers and workstations), peripheral equipment and a full range of storage products and software. The Company also integrates and configures personal computers, workstations and servers, as well as provides and remarkets installation and technical support services. The Company has its headquarters in Northern California's "Silicon Valley," and serves the entire United States with three distribution and integration centers and eight sales offices. The Company was incorporated in California in 1975, and changed its state of incorporation to Delaware in August 1997. Previously known as Western Micro Technology, Inc., the Company changed its name to Savoir Technology Group, Inc. in November 1997. The Company's principal executive office is located at 254 East Hacienda Avenue, Campbell, California 95008, and its telephone number is (408) 379-0177.
See "The Companies--Savoir Technology Group, Inc."

         STG ACQUISITION CORP. Acquisition Sub is a Delaware corporation formed solely for the purpose of engaging in the transactions contemplated by the Merger Agreement and has conducted its operations as contemplated thereby. Acquisition Sub maintains its principal executive office at 254 East Hacienda Avenue, Campbell, California 95008, and its telephone number is (408) 379-0177. See "The Companies--STG Acquisition Corp."

         MCBA SYSTEMS, INC. MCBA is a value-added distributor and reseller of commercial mid-range computer systems and software of International Business Machines Corporation ("IBM"). MCBA also provides network configuration and technical support services to its customers. The IBM hardware that MCBA distributes includes the RS/6000, the AS/400, Networking, and the S/390. MCBA is one of only four distributors nationwide that IBM permits to sell the S/390. MCBA is a privately held corporation incorporated in 1992 pursuant to the laws of

Alabama. MCBA's executive offices are located at 4955 Corporate Drive, Suite 300, Huntsville, Alabama 35805, and its telephone number is (205) 890-2000. See "The Companies--MCBA Systems, Inc."

         EFFECT OF THE MERGER. At the Effective Time, Acquisition Sub will be merged with and into MCBA, and MCBA will continue as the surviving corporation and a wholly owned subsidiary of the Company, the separate corporate existence of Acquisition Sub will terminate and the Selling Shareholders will receive shares of Common Stock. Each share of MCBA common stock issued and outstanding or deemed to be outstanding by virtue of any security that is convertible into, exercisable or exchangeable for any capital stock of MCBA (the "MCBA Shares") will be converted automatically into that number of newly issued shares of Common Stock equal to an aggregate of up to 900,000 divided by the number of issued and outstanding MCBA Shares. Such number of shares will be reduced by that number of shares of Common Stock equal to the unpaid balance of principal and interest pursuant to the Promissory Note (the "Promissory Note"), dated March 31, 1998, issued by MCBA to the Company in the aggregate principal amount of $480,000 and accruing interest at 8.5% per annum. See "The Merger--Merger Consideration" and "--Effect of the Merger."

         REASONS FOR THE MERGER; RECOMMENDATION OF THE BOARD. The Board, at a meeting duly called and held, has (i) determined that the Merger Agreement is fair to and in the best interests of the Company and the Stockholders and (ii) unanimously recommended that the Stockholders approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger and the issuance of shares of Common Stock to the Selling Shareholders. The reasons for the Merger and recommendation of the Board with respect to the Merger was based on a number of factors, including, among other things: (i) MCBA's strengths and capabilities, including its status as one of only four distributors in the United States authorized to resell IBM's S/390(R) mainframe systems, its status as an IBM Premier Business Partner for the past two years and the experience of its technical staff; (ii) MCBA's geographic location in the Southeast United States and the need for the Company to have a complete national geographic presence to fully serve its customers; (iii) the terms of the Merger Agreement and the forms of related agreements; (iv) the opinion of Alliant Partners dated as of November 22, 1997 that, based on and subject to the matters stated therein, the consideration proposed to be paid by the Company to the Selling Shareholders pursuant to the Merger Agreement was fair to the Company and the Stockholders; (v) current industry, economic and market conditions and trends, the Company's need to expand both internally and through acquisitions in order to remain competitive in an industry that is undergoing rapid consolidation, and the business and prospects of the merged Company and MCBA; (vi) IBM's preference and favorable pricing arrangements to do business with large business partners; (vii) other potential complementary strengths and synergistic benefits of the merged companies and (viii) the historical trading prices and trading activity of the Common Stock and the potential for increased financial performance as a result of the Merger beyond what the Company could achieve on a stand-alone basis. See "The Merger--Background of the Merger" and "--Reasons for the Merger; Recommendation of the Board."

         MERGER CONSIDERATION. Pursuant to the Merger Agreement, the Selling Shareholders will receive up to an aggregate of up to 900,000 shares of Common Stock in exchange for the MCBA Shares. Such number of shares will be reduced by that number of shares of Common Stock equal to the unpaid balance of principal and interest pursuant to that certain Promissory Note. In addition, the Selling Shareholders will have the right to receive up to an aggregate of 1,500,000 additional shares of Common Stock as Earn-Out Payments to be paid in the first quarters of 1999 and 2000 if MCBA continues to meet certain profit-based benchmarks. See "The Merger--Merger Consideration."

         EARN-OUT PAYMENTS. As a result of the Merger and in addition to the aggregate of up to 900,000 shares of Common Stock to be received as initial consideration, the Selling Shareholders will have the right to receive up to an aggregate of 1,500,000 additional shares of Common Stock as Earn-Out Payments to be paid in the first quarters of 1999 and 2000 if MCBA continues to meet certain profit-based benchmarks. The Earn-Out Payments will be based on the excess of MCBA Net Pretax Profit over $1,800,000. The Earn-Out Payments will be paid in Common Stock in equal portions to each of the Selling Shareholders. The Common Stock issued as Earn-Out Payments will be disbursed first from the Earn-Out Escrow (defined herein), and any remaining shares will be newly issued shares of Common Stock. The Company will also have the right of set-off against the Earn-Out Payments for any claims for indemnification, uncollected accounts receivable or unsold inventory against MCBA or the Selling Shareholders. See "Certain Provisions of the Merger Agreement--Earn-Out Payments."

         ACCOUNTING TREATMENT. The Merger will be accounted for by the Company as a purchase of MCBA for financial accounting purposes in accordance with generally accepted accounting principles. See "The Merger--Accounting Treatment."

         CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES. Although the Merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code (the "Code"), for federal income tax purposes, none of the Company, Acquisition Sub or MCBA will recognize gain or loss as a result of the Merger, irrespective of whether the Merger does in fact so qualify. See "The Merger--Certain United States Federal Income Tax Consequences."

         OPINION OF THE COMPANY'S FINANCIAL ADVISOR. On November 22, 1997, Alliant Partners delivered its opinion, which was subsequently confirmed in writing (the "Alliant Partners Opinion"), to the Board to the effect that, as of such date, and based upon the assumptions made, matters considered and limits of review set forth in such opinion, the Merger Agreement and the transactions contemplated thereby, including the Merger and the issuance of shares of Common Stock to the Selling Shareholders, was fair to the Company and the Stockholders from a financial point of view. A copy of the Alliant Partners Opinion, which sets forth the assumptions made, matters considered and certain limitations on the scope of review undertaken by Alliant Partners, is attached as Annex B to this Proxy Statement. Stockholders are urged to read the Alliant Partners Opinion in its entirety. See "The Merger--Opinion of the Company's Financial Advisor."

         CONDITIONS TO THE MERGER. The obligations of the parties to the Merger Agreement to consummate the Merger are subject to various conditions, including, without limitation, the absence of any injunction or other legal restraint or prohibition preventing the consummation of the Merger. The obligation of the Company to consummate the Merger is subject to various conditions, including, without limitation, obtaining Stockholder approval of the Merger Agreement. See "Certain Provisions of the Merger Agreement--Conditions to Obligations of the Company, MCBA and the Selling Shareholders," "--Conditions to Obligations of the Company" and "--Conditions to Obligations of MCBA and the Selling Shareholders."

         INTERESTS OF CERTAIN PERSONS IN THE MERGER. At the closing of the Merger, the Selling Shareholders will beneficially own an aggregate of up to 900,000 shares of Common Stock. Such number of shares will be reduced by that number of shares of Common Stock equal to the unpaid balance of principal and interest pursuant to the Promissory Note. The Selling Shareholders will also have voting rights with respect to an additional aggregate of 300,000 shares of Common Stock to be placed in an escrow against the Earn-Out Payments (the "Earn-Out Escrow"). At the close of business on the Record Date, the Company had 7,797,302 shares of Capital Stock issued and outstanding, consisting of 5,530,610 shares of Common Stock and 2,207,100 shares of Series A Preferred Stock, equivalent to 2,266,692 shares of Common Stock on an as converted basis. The Selling Shareholders will therefore own approximately 11.5% and have voting rights with respect to approximately 15.4% of the outstanding Capital Stock at the closing of the Merger. As a condition precedent to the Company's obligation to close the Merger Agreement, Michael N. Gunnells, one of the Selling Shareholders, will enter into an Employment Agreement with the Company. Concurrent with the closing of the Merger Agreement, the Company and the Selling Shareholders will enter into a Registration Rights Agreement pursuant to which the Selling Shareholders may require the Company, subject to the terms and conditions thereof, to register the shares of Common Stock received by them in the Merger for sale in accordance with the Securities Act. See "The Merger--Interests of Certain Persons in the Transaction."

         TERMINATION OF THE MERGER AGREEMENT AND TERMINATION FEE. The Merger Agreement may be terminated at any time by mutual agreement of the parties. The Merger Agreement may also be terminated by either party if: (i) there is a material breach of the Merger Agreement by the other party that has not been cured or waived prior to the closing date thereunder; (ii) the Merger has not been consummated on or before June 5, 1998 through no fault of either party; (iii) if any of the conditions to closing to such party's obligations under the Merger Agreement are not satisfied or waived; or (iv) if any court or governmental entity of competent jurisdiction will have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Merger and such order, decree, ruling or other action will have become final and nonappealable (provided that the right to terminate the merger Agreement pursuant to this section will not be available to any party who has not used its reasonable best efforts to cause such order to be lifted). In the event the Merger Agreement is terminated by any party as a result of the breach of or failure to satisfy a condition to closing under the Merger Agreement, with the exception of the Stockholders' approval of the Merger Agreement, the party that has failed to satisfy its conditions to closing will be required to pay the other party a termination fee of $250,000 within two business days of such termination. Among other things, the Company's inability to obtain the Stockholders' approval of the Merger Agreement pursuant to this Proxy Statement would result in the Company's obligation to pay the termination fee. The termination fee will be the sole remedy of either party in the event of a termination of the Merger Agreement. See "Certain Provisions of the Merger Agreement--Termination and Termination Fee."

         ADDITIONAL AGREEMENTS; REGISTRATION RIGHTS AGREEMENT; IRA AGREEMENT AND EMPLOYMENT AGREEMENT. The Company, MCBA and the Selling Shareholders have made certain additional agreements under the Merger Agreement. See "Certain Provisions of the Merger Agreement--Additional Agreements." Concurrent with the closing of the Merger Agreement, the Company and the Selling Shareholders will enter into a Registration Rights Agreement pursuant to which the Selling Shareholders may require the Company, subject to the terms and the conditions thereof, to register under the Securities Act all or part of the Common Stock received in connection with the Merger. See "Certain Provisions of the Merger Agreement--Registration Rights Agreement." As a condition precedent to the Company's obligation to close the Merger Agreement, the Company and Innovative Business Systems, Inc., an Alabama corporation ("Innovative") will enter into an IRA Agreement. See "Certain Provisions of the Merger Agreement--IRA Agreement." As an additional condition precedent to the Company's obligation to close the Merger Agreement, the Company and Mr. Gunnells will enter into an employment agreement. See "Certain Provisions of the Merger Agreement--Employment Agreement."

         SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF THE COMPANY

         The selected consolidated financial data as of December 31, 1996 and 1997 and for each of the three years in the period ended December 31, 1997 have been derived from, and should be read in conjunction with, the audited consolidated financial statements of the Company and related notes thereto incorporated herein by reference. These consolidated financial statements have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon is also incorporated herein by reference. The selected consolidated financial data as of December 31, 1993, 1994 and 1995 and for each of the two years in the period ended December 31, 1994 are derived from audited consolidated financial statements of the Company not incorporated herein by reference. See "Available Information," "Incorporation of Certain Documents by Reference," and "Forward-Looking Statements."

                                                                             Year Ended December 31,
                                                     1993             1994            1995            1996             1997
                                                 -------------   --------------   -------------   -------------   --------------
                                                                      (in thousands, except per share data)
CONSOLIDATED STATEMENTS OF OPERATIONS DATA:
Net sales.....................................   $     96,843    $     119,285    $    106,462    $     131,697   $      237,884
Selling, general and administrative expense...         16,373           16,958          13,703           13,716           25,969
Restructuring costs...........................          1,510               --           3,600              --                --
Income (loss) from continuing operations......         (1,091)          (1,002)         (5,098)           2,338            3,310
Discontinued operations, net of tax...........            524              387              --               --
                                                 ------------    -------------    ------------    -------------   --------------
Net income (loss).............................   $       (567)   $        (615)   $     (5,098)   $       2,338   $        3,310
                                                 ============    =============    ============    =============   ==============

Per share - diluted:
Income (loss) from continuing operations......   $      (0.31)   $       (0.27)   $      (1.36)   $        0.52   $         0.55
Income from discontinued operations...........   $       0.15    $        0.10              --              --                --
Net income (loss).............................   $      (0.16)   $       (0.17)   $      (1.36)   $        0.52   $         0.55
Number of shares used in per share calculation          3,474            3,669           3,756            4,513            5,976



                                                                             As of December 31,
                                                     1993            1994             1995            1996            1997
                                                --------------  --------------    -------------   -------------   -------------
CONSOLIDATED BALANCE SHEET DATA:
Working capital...............................  $       12,021  $       12,334    $       7,312   $       7,448   $        6,454
Net trade accounts receivable.................          13,365          15,170           14,258          25,943           76,664
Inventories...................................          17,467          18,959           15,251          26,142           36,841
Total assets..................................          34,975          37,898           35,899          63,276          186,888
Long-term debt, less current portion..........              52              65              117              53           22,330
Stockholders' equity..........................          13,976          14,424           11,004          15,714           47,080

                   SELECTED HISTORICAL FINANCIAL DATA OF MCBA

   The selected historical financial data of MCBA for each of the four years as of and in the period ended December 31, 1996 have been derived from the unaudited financial statements of MCBA which, in the opinion of MCBA's management, include all adjustments, consisting only of normal, recurring adjustments, necessary for the fair presentation of the financial condition and the results of operations for the unaudited periods. The selected historical financial data of MCBA as of and in the period ended December 31, 1997 have been derived from the audited financial statements of MCBA. The audited financial statements as of and for the period ended December 31, 1997 are attached hereto as Annex C. The unaudited financial statements as of and for the periods ended December 31, 1995 and 1996 are attached hereto as Annex D.

                                                                             Year Ended December 31,
                                                     1993             1994            1995            1996             1997
                                                 -------------   --------------   -------------   -------------   --------------
                                                                      (in thousands, except per share data)
INCOME STATEMENT DATA:                                                     (unaudited)
Net sales.....................................   $         653   $        3,760   $      11,920   $      19,473   $       26,879
Selling, general and administrative
  expenses....................................             147              450           1,229           1,711            3,110
                                                 -------------   --------------   -------------   -------------   --------------
Net income....................................   $          45   $          379   $         713   $         486   $           26
                                                 =============   ==============   =============   =============   ==============

Net income per share..........................   $          45   $          379   $         713   $         486   $           26
Number of shares used in per share calculation               1                1               1               1                1



                                                                             As of December 31,
                                                     1993            1994             1995            1996              1997
                                                --------------  --------------    -------------   -------------   --------------
BALANCE SHEET DATA:
Working capital...............................  $         (11)  $           25    $       1,105   $         205     $         95
Trade accounts receivable.....................             51              181            2,313           3,267            4,554
Inventories...................................              0                0              788               0                0
Total assets..................................            595              677            3,208           3,476            4,693
Shareholders' equity..........................            134              513              189             207              100

           SELECTED PRO FORMA CONSOLIDATED FINANCIAL DATA (UNAUDITED)

   The selected unaudited pro forma consolidated financial information of the Company (the "Selected Pro Forma Financial Information"), as adjusted to give effect to the Merger and the acquisition of Star Management Services, Inc. ("SMS"), have been derived from, and should be read in conjunction with, the unaudited pro forma consolidated financial information, including the notes thereto, appearing elsewhere in this Proxy Statement. See "Unaudited Pro Forma Consolidated Financial Data." The pro forma adjustments presented are based upon available information and certain assumptions that Management believes are reasonable under the circumstances. The Selected Pro Forma Consolidated Financial Data gives effect to the Merger and the acquisition of SMS, each accounted for as a purchase. The pro forma consolidated balance sheet data presents the combined financial position of the Company (including SMS, acquired September 30, 1997) and MCBA as of December 31, 1997 assuming that the Merger had occurred as of December 31, 1997. Such pro forma information is based upon the historical balance sheet data of the Company, MCBA and SMS as of that date. The pro forma statement of income data for the years ended December 31, 1997 give effect to the Merger and acquisition of SMS as if it had occurred on January 1, 1997. Such pro forma information is based upon the historical statement of income data of the Company, MCBA and SMS as of such dates. The Pro Forma Financial Information is qualified in its entirety by reference to, and should be read in conjunction with, the consolidated financial statements of the Company and related notes thereto, incorporated herein by reference, and the audited financial statements of MCBA attached hereto as Annex C. The Pro Forma Financial Information is provided for informational purposes only and does not purport to be indicative of the results that would have actually been obtained had the Merger been completed on the dates indicated or that may be expected to occur in the future. See "Available Information," "Incorporation of Certain Documents by Reference", "Selected Historical Consolidated Financial Data of the Company", "Selected Historical Financial Data of MCBA" and "Forward-Looking Statements."

                                                             The Company, SMS
                                                           and MCBA Combined(1)
                                                           --------------------
                                                                Year Ended
                                                             December 31, 1997
                                                           --------------------
PRO FORMA CONSOLIDATED STATEMENT OF INCOME DATA:
Net Sales...............................................   $            334,667
Cost of goods sold......................................                289,911
                                                           --------------------
Gross profit............................................                 44,757

Selling, general and administrative expenses............                 37,359
                                                           --------------------
Operating income........................................                  7,398

Interest expense........................................                  6,321
Other income............................................                     --
Income tax provision....................................                    431
                                                           --------------------
Net income..............................................   $                646
                                                           ====================

Net income per share....................................   $                .09
                                                           ====================
Number of shares used in per share calculation..........                  7,336
                                                           ====================

PRO FORMA CONSOLIDATED BALANCE SHEET DATA:
Working capital.........................................   $              6,465
Total assets............................................                200,907
Total stockholders' equity..............................                 56,422
Book value per share (2)................................   $               6.59

----------

(1) On March 31, 1998 the Company loaned $480,000, to be used for general working capital purposes, in exchange for the Promissory Note. MCBA may elect to repay the Promissory Note in full prior to the Closing or may offset the unpaid balance of principal and interest against the initial consideration of 900,000 shares of Common Stock payable to the Selling Shareholders. In the event that the entire unpaid balance

                                      -14-


      of the Promissory Note is offset against such initial consideration, the Pro Forma Consolidated Statement of Income Data would show net income of approximately $618,000, the number of shares used in the per share calculation would be approximately 7,290 shares and net income per share would be approximately $0.08 for the period presented. The Pro Forma
      Consolidated Balance Sheet would show working capital of $5,958, total assets would remain unchanged, stockholder's equity would be $55,942 and book value per share would be $6.63.
(2) Computed by dividing pro forma consolidated stockholders' equity by the number of outstanding shares of Common Stock, preferred stock as converted and 900,000 shares of Common Stock to be issued in the transaction.

                           COMPARATIVE PER SHARE DATA

         The following table sets forth certain historical per share data of the Company and MCBA and combined per share data on an unaudited pro forma basis after giving effect to the Merger on a purchase basis of accounting, assuming that 900 shares of the Company's common stock are issued in exchange for one share of MCBA common stock in the Merger. The Company did not pay any dividends on its Common Stock in 1997. Because MCBA is a Subchapter S corporation, MCBA made a distribution to shareholders of $133,169 in 1997. This data should be read in conjunction with selected historical financial data, the unaudited pro forma combined financial information, and the separate historical financial statements of the Company and MCBA and notes thereto (which are included elsewhere in or incorporated by reference in this Proxy Statement). The pro forma combined financial data are not necessarily indicative of the operation results that would have been achieved had the Merger been consummated as of the beginning of the period presented and should not be construed as representative of future operations.

                                                                  Year Ended
                                                               December 31, 1997
                                                               -----------------

HISTORICAL - THE COMPANY
Net income per share - diluted.........................              $   0.55
Book value per share(1)................................                  6.15

HISTORICAL - MCBA
Net income per share - diluted.........................                 26.00
Book value per share(1)................................                100.00

PRO FORMA COMBINED NET INCOME PER SHARE - DILUTED
Per Company share......................................                  0.09
Equivalent MCBA share(2)...............................                 81.00

PRO FORMA COMBINED BOOK VALUE PER SHARE(3)
Per Company share......................................                  6.59
Equivalent MCBA share(2)...............................              5,932.00

----------

(1) The historical book value per share is computed by dividing stockholders' equity by the number of shares of common stock and preferred stock, on an as converted basis, outstanding at the end of the period.
(2) The MCBA equivalent pro forma combined per share amounts are calculated by multiplying the combined pro forma per share amounts by the Exchange Ratio of 900 shares of the Company for each share of MCBA Common Stock.
(3) The pro forma combined book value per share is computed by dividing pro forma stockholders' equity by the pro forma number of shares of common stock outstanding at the end of the period assuming the conversion of preferred stock and issuance of 900,000 shares of Common Stock in the transaction. On March 31, 1998 the Company loaned $480,000, to be used for general working capital purposes, in exchange for the Promissory Note.
      MCBA may elect to repay the Promissory Note in full prior to the Closing or may offset the unpaid balance of principal and interest against the initial consideration of 900,000 shares of Common Stock payable to the Selling Shareholders. In the event that the entire unpaid balance of the Promissory Note is offset against such initial consideration, the Pro
      Forma Combined Book Value Per Company Share would be $6.63.

                                  RISK FACTORS

         IN ADDITION TO THE OTHER INFORMATION IN THIS PROXY STATEMENT, THE FOLLOWING RISK FACTORS SHOULD BE CONSIDERED CAREFULLY IN EVALUATING THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGER AND THE ISSUANCE OF SHARES OF COMMON STOCK TO THE SELLING SHAREHOLDERS.

         This Proxy Statement contains forward-looking statements that involve risks and uncertainties. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including those set forth in the following risk factors and elsewhere in this Proxy Statement. See "Forward-Looking Statements."

         RISKS RELATING TO RELIANCE ON THE OPINION OF THE COMPANY'S FINANCIAL ADVISOR; DETERIORATION IN MCBA'S FINANCIAL PERFORMANCE. In rendering its opinion, Alliant Partners relied upon unaudited financial data of MCBA for the twelve months ended October 31, 1997, which was the only financial data of MCBA available at the time the opinion was rendered. For the twelve months ended October 31, 1997, MCBA's earnings were $1.050 million (reflecting a tax rate as if MCBA were taxed as a "C" corporation) and earnings before interest and taxes ("EBIT") were $1.795 million. As reflected in MCBA's audited financial data as of and for the year ended December 31, 1997, attached hereto as Annex C, the financial performance of MCBA materially deteriorated in the last two months of 1997. Based on such audited financial data, MCBA's earnings were approximately $15,209 (reflecting a tax rate as if MCBA were taxed as a "C" corporation) and EBIT was $26,001. As a result of such significant change in MCBA's financial performance since the rendering of the opinion of Alliant Partners, Stockholders should not place undue reliance on such opinion or the description of the opinion of the Company's Financial Advisor set forth in this Proxy Statement, including, but not limited to, the comparable and transaction analyses. There can be no assurance that, had the opinion been based on the December 31, 1997 financial data of MCBA, the financial analyses performed by Alliant Partners in rendering the opinion would have substantiated the fairness, from a financial point of view, of the Merger. See "The Merger--Opinion of the Company's Financial Advisor" and "MCBA Management's Discussion and Analysis of Financial Condition and Results of Operations."

         INTEGRATION RISKS RELATING TO THE MERGER. In the event the Merger is completed, the Company's ability to achieve the anticipated benefits thereof will depend in part upon whether the integration of the businesses of the Company and MCBA is accomplished in an efficient and effective manner. The combination of the two businesses will require, among other things, integration of the Company's and MCBA's respective management and sales personnel, coordination of their sales and marketing efforts, conversion of MCBA's computer system (including inventory, order entry and financial reporting) to the Company's system, and integration of the businesses' products and physical facilities. The difficulties of such integration may be increased by the necessity of coordinating geographically separated organizations. The integration of certain operations following the acquisition of MCBA will require the dedication of management resources that may temporarily distract attention from the day-to-day business of the Company after the acquisition of MCBA. The inability of Management to integrate the operations of the two businesses successfully could have a material adverse effect on the business and the results of operations of the Company. In addition, as commonly occurs with mergers and acquisitions of companies in the technology sector, during the pre-acquisition and integration phases, aggressive competitors may undertake formal initiatives to attract customers and to recruit key employees through various incentives. There can be no assurance that the announcement of the acquisition of MCBA or the consummation thereof will not materially adversely affect the selling and buying patterns of manufacturers and present and potential customers of the Company and MCBA.

         DILUTION OF THE STOCKHOLDERS. At the closing of the Merger, the Selling Shareholders will receive up to an aggregate of 900,000 shares of newly issued shares of Common Stock. Such number of shares will be reduced by that number of shares of Common Stock equal to the unpaid balance of principal and interest pursuant to the Promissory Note. In addition, the Selling Shareholders will have the right to receive up to an aggregate of 1,500,000 additional newly issued shares of Common Stock as Earn-Out Payments to be paid in the first quarters of 1999 and 2000 if MCBA continues to meet certain profit-based benchmarks. See "Certain Provisions of the Merger Agreement--Earn-Out Payments." As a result of the Merger the Company may issue up to 2,400,000 newly issued shares of Common Stock.

         CONTROL OF THE COMPANY BY THE SELLING SHAREHOLDERS. At the closing of the Merger, the Selling Shareholders will beneficially own up to an aggregate of 900,000 shares of Common Stock. Such number of shares will be reduced by that number of shares of Common Stock equal to the unpaid balance of principal and interest pursuant to the Promissory Note. The Selling Shareholders will also have voting rights with respect to an additional aggregate of 300,000 shares of Common Stock to be placed in the Earn-Out Escrow. At the close of business on the Record Date, the Company had 7,797,302 shares of Capital Stock issued and outstanding, consisting of 5,530,610 shares of Common Stock and 2,207,100 shares of Series A Preferred Stock, equivalent to 2,266,692 shares of Common Stock on an as converted basis. The Selling Shareholders will therefore own approximately 11.5% and have voting rights with respect to approximately 15.4% of the outstanding Capital Stock at the closing of the Merger. In addition, the Selling Shareholders will have the right to receive up to an aggregate of 1,500,000 additional shares of Common Stock as Earn-Out Payments to be paid in the first quarters of 1999 and 2000 if MCBA continues to meet certain profit-based benchmarks. Therefore, as a result of the Merger, the Selling Shareholders have the potential to control an aggregate of up to 2,400,000 shares of Capital Stock. See "Certain Provisions of the Merger Agreement--Earn-Out Payments" and "--Earn-Out Escrow."

         CONDITIONS TO CLOSING. The respective obligations of the Company and MCBA to consummate the Merger Agreement are subject to the satisfaction of various conditions set forth in the Merger Agreement, including, among other things: (i) the Company obtaining the consent of the Stockholders to the Merger Agreement; (ii) the Company obtaining the consent of IBM Credit Corporation ("ICC"), Canpartners Investments IV, LLC and Robert Fleming Inc. to the Merger Agreement; (iii) receipt of all applicable regulatory approvals; (iv) the absence of any order prohibiting consummation of the Merger Agreement; (v) the representations and warranties of the Company and MCBA set forth in the Merger Agreement remaining true and correct in all material respects as of the Closing Date; (vi) the Company and MCBA having performed in all material respects each of their respective obligations required to be performed at or prior to the Closing Date; and (vii) the satisfaction or waiver of certain additional conditions. See "Certain Provisions of the Merger Agreement--Conditions to Obligations of the Company, MCBA and the Selling Shareholders," "--Conditions to Obligations of the Company" and "--Conditions to Obligations of MCBA and the Selling Shareholders." There can be no assurance that the Company and MCBA will be able to satisfy in a timely manner any of the other conditions precedent to closing the Merger Agreement.

         TERMINATION OF THE MERGER AGREEMENT AND TERMINATION FEES. The Merger Agreement may be terminated at any time by mutual agreement of the parties. The Merger Agreement may also be terminated by either party if: (i) there is a material breach of the Merger Agreement by the other party that has not been cured or waived prior to the closing date thereunder; (ii) the Merger has not been consummated on or before June 5, 1998 through no fault of either party;
(iii) if any of the conditions to closing to such party's obligations under the Merger Agreement are not satisfied or waived; or (iv) if any court or governmental entity of competent jurisdiction will have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Merger and such order, decree, ruling or other action will have become final and nonappealable (provided that the right to terminate the merger Agreement pursuant to this section will not be available to any party who has not used its reasonable best efforts to cause such order to be lifted). See "Certain Provisions of the Merger Agreement--Conditions to Obligations of the Company, MCBA and the Selling Shareholders," "--Conditions to Obligations of the Company" and "--Conditions to Obligations of MCBA and the Selling Shareholders."

         In the event the Merger Agreement is terminated by any party as a result of the breach of or failure to satisfy a condition to closing under the Merger Agreement, with the exception of the consent of the Stockholders to the Merger Agreement, the party that failed to satisfy its conditions to closing will be required to pay the other party a termination fee of $250,000 within two business days of such termination. Among other things, the Company's inability to obtain the consent of the Stockholders to the Merger Agreement pursuant to this Proxy Statement will result in the Company's obligation to pay such a termination fee. The termination fee will be the sole remedy of either party in the event of a termination. See "Certain Provisions of the Merger Agreement--Termination and Termination Fee."

                                  THE COMPANIES

         SAVOIR TECHNOLOGY GROUP, INC. The Company is a value-added distributor and reseller of commercial mid-range computer systems (file servers and workstations), peripheral equipment and a full range of storage products and software. The Company also integrates and configures personal computers, workstations and servers, as well as provides and remarkets installation and technical support services. The Company has its headquarters in Northern California's "Silicon Valley," and serves the entire United States with three distribution and integration centers and eight sales offices. The Company was incorporated in California in 1975 and changed its state of incorporation to Delaware in August 1997. Previously known as Western Micro Technology, Inc., the Company changed its name to Savoir Technology Group, Inc. in November 1997. The Company's principal executive office is located at 254 East Hacienda Avenue, Campbell, California 95008, and its telephone number is (408) 379-0177.

         Management believes the Company is one of the top 10 resellers of all IBM mid-range computer systems and one of the top four resellers of IBM's RS/6000 mid-range computer systems. In 1996, the Company had over $44.4 million in sales of IBM mid-range systems, $30.3 million of which were RS/6000 systems. Since the divestiture of its components distribution business in July 1995, the Company has focused upon expanding its mid-range distribution and reseller business through a combination of acquisitions and internal growth. Whereas sales revenues from the Company's systems business were $21.3 million for the quarter ended September 30, 1995, revenues from this business were $37.8 million for the quarter ended December 31, 1996.

         The Company distributes a focused line of mid-range systems to value-added resellers ("VARs"), industry remarketers ("IRs") and independent software vendors ("ISVs") who incorporate commercial applications software and sell an integrated computer system to end-user customers. Recognizing the consolidation trend in the mid-range distribution industry, the Company commenced its acquisition strategy in December 1994 with the acquisition of First Computer Corporation ("FCC"). Over the past nine quarters, the Company has completed five additional acquisitions. Through its acquisition of International Data Products, LLC ("IDP") in November 1996, the Company initiated its own IR business, buying IBM mid-range systems from IBM under a special program for industry remarketers and reselling them directly to end-users. In addition, the Company offers its personal computer and workstation customers a single source for their hardware, software and service needs through its Computer and Peripherals Group ("CPG"). The end-users of the Company's systems represent a wide variety of industries including financial, instrumentation, telecommunications, computer, industrial and consumer products. In 1996, the Company had approximately 1,000 customers, none of which represented more than 7% of the Company's net sales.

         STG ACQUISITION CORP. Acquisition Sub is a Delaware corporation formed solely for the purpose of engaging in the transactions contemplated by the Merger Agreement and has conducted its operations as contemplated thereby. Acquisition Sub maintains its principal executive office at 254 East Hacienda Avenue, Campbell, California 95008, and its telephone number is (408) 379-0177.

         MCBA SYSTEMS, INC. MCBA is a value-added distributor and reseller of commercial mid-range computer systems and software of IBM. MCBA also provides network configuration and technical support services to its customers. The IBM hardware that MCBA distributes includes the RS/6000, the AS/400, Networking and the S/390. MCBA is one of only four distributors nationwide that IBM permits to sell the S/390. MCBA's principal executive office is located at 4955 Corporate Drive, Suite 300, Huntsville, Alabama 35805, and its telephone number is (205) 890-2000.

         MCBA distributes IBM mid-range systems to over 150 VARs, IRs and ISVs that incorporate commercial applications software and sell an integrated computer system to small- and medium-sized end-user customers. The products MCBA distributes are resold to customers in a wide variety of industries including medical, distribution, manufacturing, telecommunications, agriculture, state and local government, education and waste management. No single customer currently accounts for more than 4% of MCBA's annual net sales.

         MCBA focuses on selling and marketing a relatively small number of high quality mid-range systems and integrated products. MCBA's sales and support personnel advise and assist customers with respect to product selection and configuration. MCBA considers this advice and assistance to be an integral part of its overall sales efforts. By providing a high level of service, product knowledge and technical support, MCBA seeks to develop a closer, longer-lasting and more profitable relationship with its customers.

         MCBA's sales personnel include inside customer service representatives assigned to each customer who receive orders, provide pricing information, assist in technical support and assist in the total service to customers. These sales representatives also make on-site calls to customers at least once a year. MCBA employs a technical support staff to support customers with hardware and software technical questions on all of the IBM platforms MCBA distributes. MCBA also provides administrative assistance to customers including order entry, leasing, pricing and ordering IBM services and billing.


                               THE SPECIAL MEETING

         MATTERS TO BE CONSIDERED. At the Special Meeting, the Stockholders will be asked to consider and vote upon a proposal to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the proposed merger of Acquisition Sub with and into MCBA and the issuance of shares of Common Stock to the Selling Shareholders. The Merger Agreement provides that Acquisition Sub will be merged with and into MCBA and MCBA, as the surviving corporation in the Merger, will become a wholly owned subsidiary of the Company. The Selling Shareholders will receive an aggregate of up to 900,000 shares of Common Stock in exchange for the MCBA Shares. Such number of shares will be reduced by that number of shares of Common Stock equal to the unpaid balance of principal and interest pursuant to the Promissory Note. In addition, the Selling Shareholders will have the right to receive up to an aggregate of 1,500,000 additional shares of Common Stock as Earn-Out Payments to be paid in the first quarters of 1999 and 2000 if MCBA continues to meet certain profit-based benchmarks. See "The Merger--Merger Consideration" and "Certain Provisions of the Merger Agreement--Earn-Out Payments."

         The Board, after careful consideration, has unanimously approved the Merger Agreement and the transactions contemplated thereby and determined that the Merger is fair and in the best interests of the Company and the Stockholders. The Board unanimously recommends that you vote FOR approval and adoption of the Merger Agreement and the transactions contemplated thereby, including the Merger and the issuance of shares of Common Stock to the Selling Shareholders. In reaching its determination, the Board considered, among other things, the opinion of Alliant Partners as to the fairness of the consideration to be paid to the Selling Shareholders, including the Earn-Out Payments, from a financial point of view. For further information, see "The Merger--Background of the Merger" and "--Reasons for the Merger; Recommendation of the Board." A copy of the Alliant Partners Opinion is attached as Annex B. You are urged to read the Alliant Partners Opinion in its entirety for further information with respect to the assumptions made, matters considered and limits of the reviews undertaken by Alliant Partners.

         REQUIRED VOTE. Although the General Corporation Law of the State of Delaware and the certificate of incorporation and bylaws of the Company do not require the Company to obtain Stockholder approval of the Merger Agreement, the rules of The Nasdaq Stock Market require the Company to obtain Stockholder approval of the issuance of such shares due to the number of authorized but unissued shares of Common Stock potentially issued pursuant to the Merger Agreement. The presence, in person or by proxy, of a majority of the shares of Capital Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting. The affirmative vote of a majority of the shares of Capital Stock present, in person or by proxy and entitled to vote is required to approve the Merger Agreement and the transactions contemplated thereby, including the Merger and the issuance of shares of Common Stock to the Selling Shareholders.

         VOTING AND REVOCATION OF PROXIES. Shares of Capital Stock that are entitled to vote and are represented by a proxy properly signed and received at or prior to the Special Meeting, unless subsequently properly revoked, will be voted in accordance with the instructions indicated thereon. If a proxy is signed and returned without indicating any voting instructions, shares of Capital Stock represented by such proxy will be voted FOR the proposal to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger and the issuance of shares of Common Stock to the Selling Shareholders.

         You may revoke your proxy at any time prior to its exercise by (i) attending and voting in person at the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of a proxy), (ii) giving notice of revocation of your proxy at the Special Meeting or (iii) delivering to the Secretary of the Company (A) a written notice of revocation or (B) a duly executed proxy relating to the same shares and matters to be considered at the Special Meeting, bearing a date later than the proxy previously executed. Attendance at the Special Meeting will not in and of itself constitute a revocation of proxy. All written notices of revocation and other communications with respect to revocation of proxies should be sent to the Company's Secretary at the Company's corporate offices at the address listed above, and must be received before the taking of the votes at the Special Meeting. Unless revoked in one of the manners set forth above, proxies will be voted at the Special Meeting as described above.

         RECORD DATE; STOCK ENTITLED TO VOTE; QUORUM. Only holders of Capital Stock at the close of business on April 6, 1998 will be entitled to receive notice of and to vote at the Special Meeting. At the close of business on the Record Date, the Company had 7,797,302 shares of Capital Stock issued and outstanding, consisting of 5,530,610 shares of Common Stock and 2,207,100 shares of Series A Preferred Stock, equivalent to 2,266,692 shares of Common Stock on an as converted basis. Each share of Capital Stock is entitled to one vote, and, for purposes of the Special Meeting, the shares of Common Stock and of Series A Preferred Stock will vote as a single class. The presence, in person or by proxy, of a majority of the shares of Capital Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting. Votes cast by proxy or in person at the Special Meeting will be tabulated by the judges of election appointed for the Special Meeting who will also determine whether or not a quorum is present. The affirmative vote of a majority of the shares of Capital Stock present, in person or by proxy, and entitled to vote is required to approve the Merger Agreement and the transactions contemplated thereby, including the Merger and the issuance of shares of Common Stock to the Selling Shareholders. Because abstentions will be counted as present for the purpose of determining whether a quorum is present but will not be counted as votes cast in favor of the Merger, abstentions have the same effect as negative votes. Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be present or represented for purposes of determining whether Stockholder approval of that matter has been obtained. Proxies relating to "street name" shares that are voted by brokers will be counted as shares of Capital Stock present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares having voted at the Special Meeting as to any proposal as to which authority to vote is withheld by the broker.

         SOLICITATION OF PROXIES. The Company will bear the cost of the solicitation of proxies and of printing and mailing this Proxy Statement. In addition to solicitation by mail, the directors, officers and employees of the Company may solicit proxies from Stockholders by telephone, telegram or personal interview. Such directors, officers and employees will not be additionally compensated for any such solicitation but may be reimbursed for reasonable out-of-pocket expenses in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of shares held of record by such persons, and the Company will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection therewith. ChaseMellon Shareholder Services LLC will assist in the solicitation of proxies by the Company for an estimated fee of $5,500 plus reasonable out-of-pocket expenses.

         If you have any questions or require additional material, please contact James W. Dorst, the Company's Chief Financial Officer, at (408) 379-0177.

         OTHER MATTERS. Management knows of no business that will be presented for consideration at the Special Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

                                   THE MERGER

         BACKGROUND OF THE MERGER. Beginning in 1995, Management and the Board recognized the increasing consolidation in the information technologies industry and began to plan and undertake a number of strategic acquisitions. As a result, Management first contacted the Selling Shareholders in June 1997 to discuss the potential benefits of a business combination between the Company and MCBA.

         Subsequent to these initial conversations, on June 8, 1997, Management contacted Alliant Partners, the Company's financial advisor, to request that Alliant Partners begin to research the possible benefits of a business combination between the Company and MCBA. On June 11, 1997, Alliant Partners began a review of MCBA's financial information and, later in the month of June, conducted a series of discussion about potential structures of such a business combination with Management and the Selling Shareholders.

         During the weeks of July 7 and July 14, 1997, Management, the Selling Shareholders and Alliant Partners began to negotiate the specifics of a merger transaction between the Company and MCBA. The initial negotiations resulted in the basic structure of the merger transaction. The initial consideration to the Selling Shareholders was to be approximately $9 million, payable in Common Stock with earn-out payments payable in Common Stock, or cash at the option of the Company, to be based on pretax earnings in excess of $1.8 million to be paid in the first quarters of 1999 and 2000.

         On July 16, 1997, Management outlined these terms in an Outline of Proposed Terms of the Merger. On July 21, 1997, Management and the Selling Shareholders indicated their agreement to the Outline of Proposed Terms of the Merger. However, they also agreed to delay further negotiations towards the signing of the agreement until the Company had completed its merger with SMS, due to constraints on the availability of Management and other officers and representatives of the Company.

         On September 19, 1997, the Company sent a first draft of an Agreement and Plan of Reorganization to MCBA and the Selling Shareholders. After the closing of the merger with SMS on September 30, 1997, the Company and the Selling Shareholders resumed negotiation of the specific terms of the Merger Agreement.

         On October 31, 1997, Management reported the status of the negotiations of the Merger to the Board at the regularly scheduled meeting of the Board. Alliant Partners also presented a preliminary financial review of MCBA and of the financial effect of the Merger on the Company. The Board concluded that the Company should continue negotiations towards the completion of the Merger and noted that its consummation would require the approval of the Stockholders.

         On November 7, 1997, at a special telephonic meeting of the Board, Management updated the Board on the current state of the negotiations of the Merger. Management explained that the Company had negotiated a reverse triangular merger with a purchase price consisting of shares of Common Stock as initial consideration with additional Earn-Out Payments to be paid in shares of Common Stock over the following two years based on MCBA meeting certain profit-based benchmarks. Alliant Partners presented their oral opinion that the transaction as contemplated was fair to the Company and the Stockholders. The Board expressed its interest in providing a limit on the amount of Common Stock that could be earned by the Selling Shareholders as Earn-Out Payments and unanimously approved the Merger subject to the addition of such a limitation and the completion of additional legal due diligence.

         On November 11, 1997, at a special telephonic meeting of the Board, Management updated the Board on the current state of the Merger negotiations. Management explained that, as a result of further negotiations with MCBA, they had obtained a limitation on the Earn-Out Payments of 1,500,000 shares of Common Stock and initial consideration in the amount of 900,000 shares of Common Stock. Alliant Partners again presented orally their opinion that the transaction as contemplated was fair to the Company and the Stockholders. The Board unanimously approved the signing of the Merger Agreement, subject to the completion of further legal due diligence and the receipt of a written fairness opinion from Alliant Partners.

         On November 22, 1997, the Company completed all legal due diligence and substantially all financial due diligence and received the final written fairness opinion from Alliant Partners. The Company, MCBA and the Selling Shareholders thereafter signed the Merger Agreement on that date.

         On March 27, 1998, the Company, MCBA, the Selling Shareholders and Acquisition Sub entered into a First Amendment to Agreement and Plan of Reorganization and MCBA issued the Promissory Note to the Company. Among other things, the First Amendment: extended the date after which the Merger Agreement may be terminated by either the Company, MCBA or the Selling Shareholders if the Merger has not been consummated to May 15, 1998 and otherwise extended the dates of certain other post-closing covenants consistent with such a Closing Date; provided for the inclusion of Acquisition Sub as a party to the Merger Agreement; and provided that the initial consideration of 900,000 shares of Common Stock payable to the Selling Shareholders would be reduced by that number of shares of Common Stock equal to the unpaid balance of principal and interest pursuant to the Promissory Note.

         On April 23, 1998, the Company, MCBA, the Selling Shareholders and Acquisition Sub entered into a Second Amendment to Agreement and Plan of Reorganization to extend the date after which the Merger Agreement may be terminated by either the Company, MCBA or the Selling Shareholders if the Merger has not been consummated to June 5.

         REASONS FOR THE MERGER; RECOMMENDATION OF THE BOARD. The Board, after careful consideration, has unanimously approved the Merger Agreement and the Merger, determined that the Merger is fair and in the best interests of the Company and the Stockholders and unanimously recommends that you vote FOR approval and adoption of the Merger Agreement and the transactions contemplated thereby, including the Merger and the issuance of shares of Common Stock to the Selling Shareholders. In reaching its determination, the Board considered, among other things, the opinion of Alliant Partners as to the fairness of the consideration to be paid to the Selling Shareholders, including the Earn-Out Payments, from a financial point of view. See "--Background of the Merger" and "--Opinion of the Company's Financial Advisor."

         In reaching its determination, the Board consulted with the Company's legal and financial advisors and considered a number of factors, including, among others things, the following principal factors which were material to the decision of the Board:

         1. MCBA's strengths and capabilities such as: (a) MCBA's status as one of only four distributors in the United States authorized to resell IBM's S/390(R) mainframe systems and the need for the Company to be able to provide its customers with a full range of mid-range and mainframe systems, (b) MCBA's status as an IBM Premier Business Partner for the past two years, an IBM BESTeam Premier Member and a Lotus Business Partner offering comprehensive hardware/software systems solutions and consulting services and (c) MCBA's status as having a technical staff with an average of 20 years' experience in IBM mid-range products.

         2. MCBA's geographic location in the Southeast United States and the need for the Company to have a complete national geographic presence to fully serve its customers.

         3. The terms of the Merger Agreement and the forms of related agreements attached as exhibits thereto.

         4. The opinion of Alliant Partners dated as of November 22, 1997 that, based on and subject to the matters stated therein, the consideration proposed to be paid by the Company to the Selling Shareholders pursuant to the Merger Agreement was fair to the Company and the Stockholders.

         5. The current industry, economic and market conditions and trends, the Company's need to expand both internally and through strategic acquisitions in order to remain competitive in an industry that is undergoing rapid consolidation, and the business, operations, properties, assets, financial conditions, operating results and prospects of the merged Company and MCBA.

         6. IBM's preference and favorable pricing arrangements to do business with large business partners.

         7. The potential for complementary strengths in customer support, technical services and marketing services and the potential for synergistic benefits, including sales penetration, national presence, integration of regional marketing efforts and operating efficiencies generated by purchasing leverage, complementary distribution points and processes and management resources.

         8. The historical trading prices and trading activity of the Common Stock and the potential for growth in revenues and resulting financial performance as a result of the Merger beyond what the Company could achieve on a stand-alone basis.

         The foregoing discussion of the information and factors considered by the Board is not intended to be exhaustive but is believed to include all material factors considered by the Board. In view of the variety of factors considered in connection with its evaluation of the Merger Agreement, the Board did not find it practical to, and did not, quantify or otherwise attempt to assign relative weight to the specific factors considered in reaching its determination. In addition, individual members of the Board may have given different weights to different factors. In the course of its deliberations, the Board did not establish a range of values for MCBA; however, based on the factors outlined above, the range of values for MCBA presented to the Board by Alliant Partners and on the presentation and opinion of Alliant Partners, the Board determined that the Merger Agreement and the transactions contemplated thereby, including the Merger and the issuance of shares to the selling Shareholders, are fair to, and in the best interests of, the Company and the Stockholders.

         MCBA'S REASONS FOR THE MERGER; RECOMMENDATION OF MCBA BOARD OF DIRECTORS. The MCBA Board of Directors ("MCBA Board") believes the Merger is in the best interest of the MCBA shareholders and would allow the MCBA shareholders to realize the objectives described below. In approving the Merger, the MCBA Board considered that the Merger would provide the MCBA shareholders with a public market for their ownership in MCBA. The MCBA Board also considered that the Merger will allow the MCBA shareholders to retain an interest in MCBA by becoming Stockholders. The MCBA Board also evaluated a number of factors, including the terms and conditions of the Merger Agreement, the amount of Common Stock offered by the Company, and the prospects of the Company on a historical basis and of the Company and MCBA on a pro forma combined basis. The MCBA Board determined that the Company submitted the most favorable offer of several that were made to MCBA by other companies. After considering the foregoing factors, the MCBA Board unanimously approved the Merger Agreement and the transactions contemplated thereby.

         OPINION OF THE COMPANY'S FINANCIAL ADVISOR. The Company retained Alliant Partners to deliver a financial opinion letter in connection with the Merger. Alliant Partners was selected by the Board to provide a written opinion based on Alliant Partners' qualifications, expertise and reputation, as well as Alliant Partners' investment banking relationship and familiarity with the Company.

         THE FULL TEXT OF THE ALLIANT PARTNERS OPINION DATED NOVEMBER 22, 1997 WHICH SETS FORTH, AMONG OTHER THINGS, ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED AND LIMITATIONS ON THE SCOPE OF THE REVIEW UNDERTAKEN BY ALLIANT PARTNERS IN RENDERING THE ALLIANT PARTNERS OPINION, IS ATTACHED AS ANNEX B TO THIS PROXY STATEMENT. STOCKHOLDERS ARE URGED TO, AND SHOULD, READ THE ALLIANT PARTNERS OPINION CAREFULLY AND IN ITS ENTIRETY.

         STOCKHOLDERS ARE ALSO ADVISED THAT ALLIANT PARTNERS RELIED UPON UNAUDITED FINANCIAL DATA OF MCBA FOR THE TWELVE MONTHS ENDED OCTOBER 31, 1997 IN RENDERING ITS OPINION, WHICH WAS THE ONLY FINANCIAL DATA OF MCBA AVAILABLE AT THE TIME THE OPINION WAS RENDERED. AS REFLECTED IN MCBA'S AUDITED FINANCIAL DATA AS OF AND FOR THE YEAR ENDED DECEMBER 31, 1997, ATTACHED HERETO AS ANNEX C, THE FINANCIAL PERFORMANCE OF MCBA MATERIALLY DETERIORATED IN THE LAST TWO MONTHS OF 1997. AS A RESULT OF SUCH SIGNIFICANT CHANGE IN MCBA'S FINANCIAL PERFORMANCE SINCE THE RENDERING OF ALLIANT PARTNERS' OPINION, STOCKHOLDERS SHOULD NOT PLACE UNDUE

RELIANCE ON THE OPINION OF ALLIANT PARTNERS AND THE DESCRIPTION OF THE OPINION OF THE COMPANY'S FINANCIAL ADVISOR SET FORTH IN THIS SECTION OF THE PROXY STATEMENT, INCLUDING, BUT NOT LIMITED TO, THE COMPARABLE AND TRANSACTION ANALYSES. SEE "RISK FACTORS--RISKS RELATING TO RELIANCE ON THE OPINION OF THE COMPANY'S FINANCIAL ADVISOR; DETERIORATION IN MCBA'S FINANCIAL PERFORMANCE."

         The Company engaged Alliant Partners to act as its financial advisor in connection with the Merger and to render an opinion as to the fairness from a financial point of view to the Company of the consideration to be paid by the Company in connection with the Merger. In conjunction with its duties as financial advisor to the Company, Alliant Partners recommended the structure of the acquisition and the amount of consideration to be paid. On November 22, 1997, Alliant Partners rendered its oral opinion, subsequently confirmed in writing, to the Board that, as of such date, the consideration to be paid by the Company pursuant to the Agreement was fair to the Company from a financial point of view. No limitations were placed on Alliant Partners by the Board with respect to the investigation made or the procedures followed in preparing and rendering its opinion.

         In its review of the Merger, and in arriving at its opinion, Alliant Partners, among other things: (i) reviewed the publicly available financial statements of the Company for recent years and interim periods to date and certain other relevant financial and operating data of the Company made available to Alliant Partners from published sources; (ii) discussed with certain members of Management, the business, financial condition and prospects of the Company; (iii) reviewed certain relevant financial and operating data and projections of the Company obtained by Alliant Partners from Management; (iv) reviewed MCBA's company-prepared financial statements for recent years and interim periods to date and certain other relevant financial and operating data and projections of MCBA obtained by Alliant Partners from the management of MCBA; (v) discussed with certain members of the management of MCBA the business, financial condition and prospects of MCBA; (vi) analyzed the pro forma impact of the Merger on the Company and MCBA; (vii) reviewed and discussed with Management and the management of MCBA, the strategic rationale for, and the potential benefits of, the Merger; (viii) reviewed the recent reported prices and trading activity for the Company's Common Stock and compared such information and certain financial information of the Company and MCBA with similar information for certain other companies engaged in businesses Alliant Partners considered comparable to those of the Company and MCBA; (ix) reviewed the financial terms, to the extent publicly available, of certain comparable merger and acquisition transactions; (x) reviewed the Agreement; (xi) discussed the tax and accounting treatment of the Merger with the Company and the Company's legal counsel and accountants; and (xii) performed such other analyses and examinations and considered such other information, financial studies, analyses and investigations, and financial, economic and market data as Alliant Partners deemed relevant.

         Alliant Partners did not independently verify any of the information concerning the Company or MCBA considered in connection with their review of the Merger and, for purposes of its opinion, Alliant Partners assumed and relied upon the accuracy and completeness of all such information. In connection with its opinion, Alliant Partners did not prepare or obtain any independent evaluation or appraisal of any of the assets or liabilities of the Company or MCBA. For purposes of their opinion, Alliant Partners assumed that the Merger will qualify as a tax-free reorganization under the Code for the Selling Shareholders and that the Merger will be accounted for by the Company as a purchase transaction. Alliant Partners' opinion is necessarily based upon market, economic, financial and other conditions as they exist and can be evaluated as of the date of the opinion and any subsequent change in such conditions would require a reevaluation of such opinion.

         The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description; however, the summary of the Alliant Partners analyses set forth below describes in all material respects the presentation by Alliant Partners to the Board. In arriving at its opinion, Alliant Partners did not attribute any particular weight to any analyses or factors considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Alliant Partners believes that its analyses and the summary set forth below must be considered as a whole. Selecting portions of its analyses, without considering all factors and analyses, could create an incomplete view of the processes underlying the analyses set forth in the Alliant Partners presentation to the Board and its opinion. In performing its analyses, Alliant Partners made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company and MCBA. The analyses performed by Alliant Partners (and summarized below) are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. Additionally, analyses relating to the values of businesses do not purport to be appraisals or to reflect the prices at which businesses actually may be acquired.

         EARN-OUT PAYMENTS. Alliant Partners evaluated the Earn-Out Payments as a component of its valuation of the transaction and did not ascribe value to them at closing, but rather valued the Earn-Out Payments over time based on the financial performance of MCBA over the duration of the Earn-Out Payment period. To confirm that the Earn-Out Payments as a component of the total consideration to be paid by the Company in connection with the Merger were fair from a financial point of view, Alliant Partners simultaneously conducted valuation analyses that took into account the Earn-Out Payments.

         The Earn-Out Payments are based on a multiple of five times the dollar value that the MCBA Net Pretax Profit Dollars exceeds $1,800,000 for the immediately preceding year. There are two financial performance calculation periods, corresponding to the fiscal years 1998 and 1999. The Earn-Out Payments are to be paid in Common Stock, the value of which will be based on the average closing price of the Common Stock as reported on the Nasdaq for the 10 trading days up to, but excluding, the second trading day before December 30, 1998 and December 30, 1999, as applicable. While there is no absolute cap on the total dollar value of the Earn-Out Payments, the amount of Common Stock that may be issued as a result of the Earn-Out Payments cannot exceed 1,500,000 shares of Common Stock. The Earn-Out Payments are structured to weight the payments to the 1999 period, with payment for the 1998 period limited to 75% of the earned amount and the payment for the 1999 period amounting to the carryover of 25%, if any, and 100% of the amount due for 1999. See "Certain Provisions of the Merger Agreement--Earn-Out Payments."

         Based on analyses of projections prepared by MCBA and by adjustments to such projections made by Alliant Partners, Alliant determined a potential dollar value range of Earn-out Payments which totaled between zero and approximately $19.5 million. Based on this range, and on a valuation of the initial consideration of 900,000 shares of Common Stock of approximately $9.6 million (based on the last sale price of Common Stock of $10.625, as reported on the Nasdaq, as of November 21, 1997, the last trading day before the execution of the Merger Agreement) the range of the total consideration to be paid to the Selling Shareholders would be between $9.6 million and $29.1 million. However, in determining whether the Earn-out Payments were fair from a financial point of view, Alliant Partners considered, in each of the financial analyses set forth below, whether the incremental contribution of earnings to the Company by the financial performance of MCBA in a scenario where Earn-Out Payments were earned would be sufficient to substantiate the additional consideration issued to the Selling Shareholders, based on reasonable trading multiples for comparable transactions.

         The following is a brief summary of certain financial analyses performed by Alliant Partners in connection with providing its written opinion to the Board dated November 22, 1997:

         PUBLIC MARKET COMPARABLES ANALYSIS. Alliant Partners reviewed and compared selected historical and projected financial information of MCBA to corresponding financial information and ratios of publicly traded companies that Alliant Partners deemed to be comparable in many respects to MCBA. Such data and ratios included market value, revenue, earnings before interest and taxes ("EBIT"), net earnings, market value to historical revenues and market value to historical earnings. Companies used as comparables included selected (i) small VARs and computer service companies including AlphaNet Solutions, BTG, En Pointe Technologies, Manchester Equipment and Pomeroy Computer Resources; and (ii) large VARs and computer service companies including Compucom, Inacom, MicroAge, Tech Data and Vanstar. Alliant Partners determined that the average multiple of EBIT for the last twelve months for the small VARs was 13.7X and for the large VARs was 10.3X. Alliant Partners determined that the average multiple of earnings for the small VARs was 24.4X and for large VARs was 22.8X. Alliant Partners further determined that it was appropriate to use an average of the range of multiples of EBIT for the small and large VARs equal to 12X and on an average of the range of multiples of earnings for the small and large VARs of 23.6X. Based on the analysis of publicly traded comparable companies, MCBA's implied equity value ranged from $21.5 million, based on an average multiple of EBIT of 12X and EBIT for MCBA of

$1.795 million for the last twelve months, to approximately $24.8 million, based on an average multiple of earnings of 23.6X and earnings for MCBA of $1.050 million for the last twelve months (reflecting a tax rate as if MCBA were taxed as a "C" corporation). This compared with an implied equity value of approximately $9.5 million of MCBA in the Merger, based on the closing price of the Company on November 22, 1997.

         In the event that MCBA were to achieve the maximum projected Earn-Out Payments of approximately $19.5 million described above, total consideration could reach approximately $29.1 million. However, were MCBA to be valued based on the pre-tax income it would have to achieve to realize the maximum projected Earn-Out Payments, and assuming that valuation multiples otherwise remain unchanged, MCBA's implied equity value would be between $49.3 million and $60.2 million.

         RELATED INDUSTRY TRANSACTIONS. Alliant Partners compared the proposed merger with selected comparable merger and acquisition transactions. This analysis included over a dozen comparable public VAR and computer services industry transactions including the acquisition of Milgray Electronics, Inc. by Bell Industries, Inc., the acquisition of Micros-to-Mainframes, Inc. by BTG, Inc. and the acquisition of AmeriData Technologies, Inc. by GE Capital. Such analysis indicated that for the selected transactions (i) aggregate consideration as a multiple of latest twelve month ("LTM") sales ranged from 0.02X to 0.53X, with an average of 0.25X, as compared to 0.38X for the consideration paid in the Merger, (ii) aggregate consideration as a multiple of LTM EBIT ranged from 5.4X to 16.0X, with an average of 7.2X, as compared to 4.7X for the consideration paid in the Merger and (iii) aggregate consideration as a multiple of LTM earnings ranged from 10.6X to 32.1X with an average of 14.8X, as compared to 8.0X for the consideration paid in the Merger. Based on the analysis of selected merger and acquisition transactions, MCBA's implied equity value ranged from approximately $5.5 million to $15.5 million compared to the implied equity value of approximately $9.5 million in the Merger.

         In the event that MCBA were to achieve the maximum projected Earn-Out Payments of approximately $19.5 million described above, total consideration could reach approximately $29.1 million. However, were MCBA to be valued based on the pre-tax income it would have to achieve to realize the maximum projected Earn-Out Payments, and assuming that valuation multiples otherwise remain unchanged, MCBA's implied equity value would be between $30.3 million and $37.0 million.

         IPO TRANSACTIONS. Alliant Partners compared the proposed merger with selected comparable initial public offerings ("IPOs") of companies in the VAR and computer services industry. Selected transactions included the IPOs of Allstar Systems, Manchester Equipment and XLConnect. Alliant Partners determined that the average multiple of EBIT and earnings for the IPOs were 15.5X and 37.5X, respectively, and for large VARs the average multiple of EBIT and earnings was 22.8X. Based on the analysis of IPOs of comparable companies, MCBA's implied equity value ranged from $27.9 million to approximately $39.3 million, compared to the implied equity value of approximately $9.5 million of MCBA in the Merger.

         In the event that MCBA were to achieve the maximum projected Earn-Out Payments of approximately $19.5 million described above, total consideration could reach approximately $29.1 million. However, were MCBA to be valued based on the pre-tax income it would have to achieve to realize the maximum projected Earn-Out Payments, and assuming that valuation multiples otherwise remain unchanged, MCBA's implied equity value would be between $71.6 million and $87.6 million.

         CONTRIBUTION ANALYSIS. Alliant Partners analyzed the contribution of each of the Company and MCBA to certain pro forma financial statement categories of the Company and MCBA (the "Pro Forma Combined Company"), assuming no revenue or expense adjustments to the combined companies, including revenue, gross profit, operating income and adjusted net income (adjusting the pretax income of MCBA, a Subchapter S Corporation, with the tax rate of the Company). This contribution analysis was then compared to the respective pro forma ownership percentages of the Company and the Selling Shareholders of the Pro Forma Combined Company. Alliant Partners examined the expected contributions to the Pro Forma Combined Company from the Company and MCBA for revenues, EBIT and net income for fiscal years 1997, 1998 and 1999. Alliant Partners observed that the Stockholders are expected to own approximately 90.1% of the equity of the Pro Forma Combined Company at the close of the Merger, calculated on a fully diluted basis, and that the Selling Shareholders are expected to own 9.9% of the equity of the Pro Forma Combined Company at the close of the Merger. In fiscal 1997, assuming no revenue or expense adjustment to the Pro Forma Combined Company, it was estimated that the Company and MCBA would have contributed approximately 90% and 10%, respectively, of the combined revenues; approximately 79% and 21%, respectively, of the combined EBIT; and 82% and 18%, respectively, of the combined net income. In fiscal 1998, it was estimated that the Company and MCBA would have contributed approximately 88% and 12%, respectively, of the combined revenues; approximately 76% and 24%, respectively, of the combined EBIT; and 69% and 31%, respectively, of the combined net income. In fiscal 1999, it was estimated that the Company and MCBA would have contributed approximately 86% and 14%, respectively, of the combined revenues; approximately 75% and 25%, respectively, of the combined EBIT; and 66% and 34%, respectively, of the combined net income.

         Alliant Partners, as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, corporate restructurings, corporate partnerings, strategic alliances and valuations for corporate or other purposes. Alliant Partners is familiar with the Company, having acted as advisor of its merger with SMS and seven other acquisitions completed by the Company in the preceding three years. Alliant Partners received customary compensation in connection with such transactions.

         Pursuant to an engagement letter dated November 1, 1997, the Company has agreed to pay Alliant Partners upon consummation of the Merger a transaction fee equal to $125,000 in connection with its services as financial advisor to the Company in connection with the Merger, including the rendering of a fairness opinion. Such transaction fee is payable upon consummation of the Merger. The Company has also agreed to reimburse Alliant Partners for its reasonable out-of-pocket expenses and to indemnify Alliant Partners against certain liabilities, including liabilities relating to or arising out of Alliant Partners' engagement as financial advisor.

         CERTAIN FINANCIAL FORECASTS. As part of their respective business planning cycles, management of each of the Company and MCBA from time to time have prepared financial forecasts regarding their respective anticipated future operations. MCBA provided certain of such internal forecasts to the Company and to Alliant Partners, the Company's financial advisors, in the course of negotiating the proposed merger. The Company also provided certain of such internal forecasts only to Alliant Partners to assist the Company in assessing the fairness of the proposed merger. These internal projections included, among other things, (i) for MCBA, forecasted fiscal 1998 gross revenue, operating expenses and net profit before taxes of $56.6 million, $52.8 million and $3.7 million, respectively, and forecasted 1999 gross revenue, operating expenses and net profit before taxes of $82.7 million, $77.8 million and $4.9 million, respectively; and (ii) for the Company, forecasted fiscal 1998 net sales, total cost of sales, total operating expenses and net income before taxes of $428.8 million, $374.8 million, $42.6 million and $5.9 million, respectively, and forecasted fiscal 1999 net sales, total cost of sales, total operating expenses and net income before taxes of $508.2 million, $445.9 million, $47.4 million and $10.6 million, respectively .

         These internal forecasts were not prepared with a view to public disclosure or compliance with published guidelines of the Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. Further, independent accountants for the Company and MCBA, respectively, have not examined, compiled or applied any procedures to these internal forecasts in accordance with standards established by the American Institute of Certified Public Accountants and express no opinion or any assurance on their reasonableness or achievability. While presented with numerical specificity, these internal forecasts are based upon significant uncertainties and contingencies that are beyond the control of management of the Company or MCBA, including the impact of economic conditions, the competitive environment in which each operates and other factors. See "Forward-Looking Statements." Accordingly, actual results may differ materially from those forecasted. The inclusion of these internal forecasts herein should not be regarded as a representation by the Company, MCBA or any other person that the internal forecasts are or will prove to be correct. Neither the Company nor MCBA intends to make publicly available any update or other revisions to any internal forecast presented above to reflect circumstances existing after the respective dates of such internal forecast's preparation.

         MERGER CONSIDERATION. Pursuant to the Merger Agreement, the Selling Shareholders will receive an aggregate of up to 900,000 shares of Common Stock in exchange for the MCBA Shares. Such number of shares will be reduced by that number of shares of Common Stock equal to the unpaid balance of principal and interest pursuant to the Promissory Note. In addition, the Selling Shareholders will have the right to receive up to an aggregate of 1,500,000 additional shares of Common Stock as Earn-Out Payments to be paid in the first quarters of 1999 and 2000 if MCBA continues to meet certain profit-based benchmarks. See "Certain Provisions of the Merger Agreement--Earn-Out Payments."

         EFFECTIVE TIME OF THE MERGER. The Merger will become effective upon the filing of the Certificates of Merger with the Secretaries of State of the State of Alabama and the State of Delaware. The filing of the Certificates of Merger will occur as soon as practicable on or after the satisfaction or waiver of the conditions to closing of the Merger, including the approval of the Stockholders at the Special Meeting. Subject to certain limitations, the Merger Agreement may be terminated by either the Company, MCBA or the Selling Shareholders if, among other reasons, the Merger has not been consummated on or before June 5, 1998. See "Certain Provisions of the Merger Agreement--Conditions to Obligations of the Company, MCBA and the Selling Shareholders," "--Conditions to Obligations of the Company," "--Conditions to Obligations of MCBA and the Selling Shareholders" and "--Termination and Termination Fee."

         EFFECT OF THE MERGER. At the Effective Time, Acquisition Sub will be merged with and into MCBA, and MCBA will continue as the surviving corporation and a wholly owned subsidiary of the Company, the separate corporate existence of Acquisition Sub will terminate and the Selling Shareholders will receive shares of Common Stock. All of the assets, property, rights, privileges, powers and franchises of MCBA and Acquisition Sub will rest in MCBA and all of the debts/liabilities and duties of MCBA and Acquisition Sub will become the debts, liabilities and duties of MCBA. Each of the MCBA Shares will be converted automatically into that number of newly issued shares of Common Stock equal to an aggregate of up to 900,000 divided by the MCBA Shares. There are currently 5,000 MCBA Shares, and pursuant to the Merger Agreement, MCBA is prohibited from issuing any additional MCBA Shares or effecting any splits or reorganizations of the MCBA Shares prior to the Effective Time. Therefore, it is anticipated that at the Effective Time each of the MCBA Shares will be converted automatically into up to 180 shares of Common Stock, for an aggregate of up to 900,000 shares of Common Stock. Such number of shares will be reduced by that number of shares of Common Stock equal to the unpaid balance of principal and interest pursuant to the Promissory Note. Also at the Effective Time, the issued and outstanding shares of capital stock of Acquisition Sub will be converted into and become 5,000 validly issued, fully paid and nonassessable shares of common stock of the MCBA.

         After the Effective Time, all the treasury stock of MCBA and of Acquisition Sub will automatically be canceled. There will be no further transfers of MCBA Shares on the stock transfer books of MCBA. If a certificate representing MCBA Shares is presented to the Company or MCBA for any reason, such certificates will be deemed void and canceled.

         ACCOUNTING TREATMENT. The Merger will be accounted for by the Company as a purchase of MCBA for financial accounting purposes in accordance with generally accepted accounting principles.

         CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES. Although the Merger is intended to qualify as a tax-free reorganization under the Code, for federal income tax purposes none of the Company, Acquisition Sub or MCBA will recognize gain or loss as a result of the Merger, irrespective of whether the Merger does in fact so qualify.

         INTERESTS OF CERTAIN PERSONS IN THE TRANSACTION. At the closing of the Merger, the Selling Shareholders will beneficially own an aggregate of up to 900,000 shares of Common Stock. Such number of shares will be reduced by that number of shares of Common Stock equal to the unpaid balance of principal and interest pursuant to the Promissory Note. The Selling Shareholders will also have voting rights with respect to an additional aggregate of 300,000 shares of Common Stock to be placed in the Earn-Out Escrow. At the close of business on the Record Date, the Company had 7,797,302 shares of Capital Stock issued and outstanding, consisting of 5,530,610 shares of Common Stock and 2,207,100 shares of Series A Preferred Stock, equivalent to 2,266,692 shares of Common Stock on an as converted basis. The Selling Shareholders will therefore own approximately

11.5% and have voting rights with respect to approximately 15.4% of the outstanding Capital Stock at the closing of the Merger. See "--Percentage Ownership Interest of the Selling Shareholders After the Merger."

         As a condition precedent to the Company's obligation to close the Merger Agreement, Michael N. Gunnells, a Selling Shareholder, will enter into an employment agreement with the Company. See "Certain Provisions of the Merger Agreement--Employment Agreement."

         Concurrent with the closing of the Merger Agreement, the Company and the Selling Shareholders will enter into a Registration Rights Agreement pursuant to which the Selling Shareholders may require the Company, subject to the terms and conditions thereof, to register the shares of Common Stock received by them in the Merger for sale in accordance with the Securities Act. See "Certain Provisions of the Merger Agreement--Registration Rights Agreement."

         At the close of business on the Record Date, directors and officers of the Company were the beneficial owners of an aggregate of approximately 759,111 shares of Common Stock, representing approximately 13.7% of the Common Stock issued and outstanding as of the Record Date and approximately 9.7% of the Capital Stock entitled to vote at the Special Meeting. The directors and officers of the Company have indicated that they intend to vote their shares of Capital Stock in favor of the Merger Agreement and the transactions contemplated thereby, including the Merger and the issuance of shares of Common Stock to the Selling Shareholders.

         The Merger Agreement provides that each of the Company, MCBA and the Selling Shareholders will indemnify and hold harmless the other, their affiliates, successors and assigns from certain liabilities, damages, losses, deficiencies and expenses arising out of the Merger Agreement and related agreements provided that such obligation will not arise until the total amount of such claims exceeds $25,000 and, except in the case of willful or intentional misrepresentations or as otherwise set forth in the Merger Agreement, such obligation will not exist beyond the total merger consideration. See "Certain Provisions of the Merger Agreement--Indemnification."

         PERCENTAGE OWNERSHIP INTEREST OF THE SELLING SHAREHOLDERS AFTER THE MERGER. At the closing of the Merger, the Selling Shareholders will beneficially own an aggregate of up to 900,000 shares of Common Stock. Such number of shares will be reduced by that number of shares of Common Stock equal to the unpaid balance of principal and interest pursuant to the Promissory Note. The Selling Shareholders will also have voting rights with respect to an additional aggregate of 300,000 shares of Common Stock to be placed in the Earn-Out Escrow. At the close of business on the Record Date, the Company had 7,797,302 shares of Capital Stock issued and outstanding, consisting of 5,530,610 shares of Common Stock and 2,207,100 shares of Series A Preferred Stock, equivalent to 2,266,692 shares of Common Stock on an as converted basis. The Selling Shareholders will therefore own approximately 11.5% and have voting rights with respect to approximately 15.4% of the outstanding Capital Stock at the closing of the Merger. In addition, the Selling Shareholders will have the right to receive up to an aggregate of 1,500,000 additional shares of Common Stock as Earn-Out Payments to be paid in the first quarters of 1999 and 2000 if MCBA continues to meet certain profit-based benchmarks. Therefore, as a result of the Merger, the Selling Shareholders have the potential to control an aggregate of up to 2,400,000 shares of Common Stock. See "Certain Provisions of the Merger Agreement--Earn-Out Payments" and "--Earn-Out Escrow."

         GOVERNMENTAL AND REGULATORY APPROVALS. The Company does not believe that any governmental filings, other than the certificates of merger, are required with respect to the Merger. Consummation of the Merger is conditioned upon, among other things, the absence of any preliminary or permanent injunction or other order issued by any federal or state court of competent jurisdiction that prohibits or restricts the consummation of the Merger.

         RESALES OF THE COMMON STOCK. All of the Common Stock issued in connection with the Merger will be restricted stock and may not be transferred except pursuant to a subsequent registration or exemption from registration. In addition, under the terms of the Registration Rights Agreement, the Selling Shareholders may require the Company, subject to the terms and conditions thereof, to register under the Securities Act all or part of the Common Stock received by them in connection with the Merger. See "Certain Provisions of the Merger Agreement--Registration Rights Agreement."

                 UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

         The following unaudited pro forma consolidated balance sheet (the "Pro Forma Balance Sheet") and unaudited pro forma statements of operations (the "Pro Forma Statement of Operations"), including the notes related thereto (the "Pro Forma Financial Information") has been prepared to give effect to the Merger and the acquisition of SMS. The pro forma adjustments presented are based upon available information and certain assumptions that Management believes are reasonable under the circumstances.

         The Pro Forma Financial Information gives effect to the Merger and the acquisition of SMS, each accounted for as a purchase. The Pro Forma Balance Sheet presents the combined financial position of the Company (including SMS, acquired September 30, 1997) and MCBA assuming that the Merger had occurred as of December 31, 1997. Such pro forma information is based upon the historical balance sheet data of the Company and MCBA as of that date. The Pro Forma Statement of Operations for the year ended December 31, 1997 gives effect to the Merger and the acquisition of SMS as if it had occurred on January 1, 1997. Such pro forma information is based upon the historical statement of operations data of the Company, MCBA and SMS as of such dates.

         The Pro Forma Financial Information is qualified in its entirety by reference to, and should be read in conjunction with, the audited consolidated financial statements of the Company and related notes thereto, incorporated herein by reference, and the audited financial statements of MCBA attached hereto as Annex C. The Pro Forma Financial Information is provided for informational purposes only and does not purport to be indicative of the results that would have actually been obtained had the Merger been completed on the dates indicated or that may be expected to occur in the future. See "Available Information," "Incorporation of Certain Documents by Reference" and "Forward-Looking Statements."

                          SAVOIR TECHNOLOGY GROUP, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 1997
                                 (in thousands)
                                   (unaudited)

                                                        Historical
                                             --------------------------------
                                                   The                               Pro Forma                Pro Forma
                                                 Company            MCBA            Adjustments              Combined(1)
                                             --------------    --------------    ---------------          ----------------

ASSETS
Current assets:
 Cash and cash equivalents.................  $        2,919    $          134                             $          3,053
 Trade accounts receivable.................          76,664             4,554                                       81,218
 Inventories...............................          36,841                                                         36,841
 Other current assets......................           7,388                                                          7,388
                                             --------------    --------------                             ----------------
     Total current assets..................         123,812             4,688                                      128,500

Property and equipment.....................           4,920                                                          4,920
Goodwill and other intangibles.............          57,537                                9,326   (2)              66,863  (2)
Other assets...............................             619                 5                                          624
                                             --------------    --------------    ---------------          ----------------
                                             $      186,888    $        4,693    $         9,326          $        200,907
                                             ==============    ==============    ===============          ================
LIABILITIES AND
STOCKHOLDERS' EQUITY
Current liabilities:
 Notes payable.............................  $        7,063    $          275                             $          7,338
     Current portion of long term debt.....           8,516                                                          8,516
 Accounts payable..........................          96,143             4,267                                      100,410
 Accrued expenses..........................           5,636                51                 84   (3)               5,771  (3)
                                             --------------    --------------    ---------------          ----------------
     Total current liabilities.............         117,358             4,593                 84                   122,035

Long term debt.............................          22,330                                                         22,330
Other......................................             120                                                            120
                                             --------------                                               ----------------
                                                     22,450                                                         22,450
Stockholders' equity:
 Preferred stock  .........................          18,132                                                         18,132
 Common stock .............................          27,983                                9,342   (4)              37,325  (4)
Retained earnings..........................             965               100               (100)  (5)                 965  (5)
                                             --------------    --------------    ---------------          ----------------
     Subtotal stockholders' equity.........          47,080               100              9,242                    56,422
                                             --------------    --------------    ---------------          ----------------
                                             $      186,888    $        4,693    $         9,326          $        200,907
                                             ==============    ==============    ===============          ================

----------
(1)   On March 31, 1998 the Company loaned $480,000, to be used for general working capital purposes, in exchange for the Promissory Note. MCBA may elect to repay the Promissory Note in full prior to the Closing or may offset the unpaid balance of principal and interest against the initial consideration of 900,000 shares of Common Stock payable to the Selling
      Shareholders. In the event that the entire unpaid balance of the
      Promissory Note is offset against such initial consideration, Notes
      Payable would increase $480,000 and common stock equity would decrease by
      $480,000.
(2)   Represents an estimated increase in organizational costs of $84,000 and goodwill of $9,242,000 associated with the Merger.
(3)   Represents estimated accrued organizational costs of $84,000 associated with the Merger.
(4)   Shares of Common Stock issued as Initial Consideration to the Selling
      Shareholders as a result of the Merger. 900,000 shares of Common Stock issued at an assumed market value of $10.38 per share based on December
      31, 1997 closing prices.
(5)   Elimination of MCBA's retained earnings of $100,000.

                          SAVOIR TECHNOLOGY GROUP, INC.
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                      (in thousands, except per share data)
                                   (unaudited)

                                                     Historical
                                          The                                        Pro Forma            Pro Forma
                                        Company         MCBA          SMS(1)        Adjustments           Combined(2)
                                     ------------   ------------   ------------   -------------          -------------

Net Sales.........................   $    237,884   $     26,879   $     69,904                          $     334,667 (3)
Cost of goods sold................        205,089         23,744         61,078   $                            289,911
                                     ------------   ------------   ------------   -------------          -------------
Gross profit......................         32,795          3,136          8,826                                 44,757

Selling, general and
   administrative expenses........         25,969          3,110          6,230           2,650  (4)            37,359
                                                                                           (600) (5)
                                     ------------   ------------   ------------   -------------          -------------
Operating income..................          6,826             26          2,596          (2,050)                 7,398

Interest expense..................          3,181             --             --           3,140  (6)             6,321
Other income......................
Income tax provision..............            335             --             --              96  (7)               431
                                     ------------   ------------   ------------   -------------          -------------
Net income........................   $      3,310   $         26   $      2,596   $      (5,286)         $         646
                                     ============   ============   ============   =============          =============

Net income per share .............   $        .55   $         26             --   $                      $         .09
                                     ============   ============   ============   =============          =============
   Number of shares used in per
   share calculation..............          5,976              1             --           1,359  (8)             7,336
                                     ============   ============   ============                          =============

----------

(1) For purposes of the combined pro forma data, SMS' financial data is presented for the nine-month period ending July 31, 1997 (the SMS acquisition occurred on September 30, 1997). These amounts have been combined with the Company and MCBA's calendar years ending December 31, 1997.
(2) On March 31, 1998 the Company loaned $480,000, to be used for general working capital purposes, in exchange for the Promissory Note. MCBA may elect to repay the Promissory Note in full prior to the Closing or may offset the unpaid balance of principal and interest against the initial consideration of 900,000 shares of Common Stock payable to the Selling
      Shareholders. In the event that the entire unpaid balance of the Promissory Note is offset against such initial consideration, pro forma interest expense would be approximately $6,368 and pro forma tax expense would be approximately $412,000 resulting in net income of approximately
      $618,000. The number of shares used in the per share calculation would be approximately 7,290 and net income per share would be approximately $0.08 for the periods presented.
(3)   Net sales of IBM products as of December 31, 1997 were approximately
      $237.7 million of this total.
(4) Represents estimated amortization of organizational costs and goodwill associated with the Merger. Organizational costs are amortized over five years and goodwill is amortized over 15 years for MCBA and 20 years for SMS.
(5)   Reduction in SMS executive compensation costs to reflect SMS acquisition.
(6) Increase in interest expense as a result of the placement of $15,700,000 of subordinated debt and a $10,000,000 senior secured note to finance the SMS acquisition and $7,350,000 in notes issued to the selling SMS shareholders. Also includes estimated interest expense as a result of working capital borrowings required to support increased accounts receivable balances due to MCBA acquisition.
(7) Income tax effect to provide estimated effective tax rate of 40% for period shown.
(8)   Shares of Common Stock issued as initial consideration to the Selling
      Shareholders in the Merger less outstanding shares of MCBA, and 460,000 shares issued in the SMS transaction. This excludes contingent consideration of up to an additional 1,500,000 shares of the Company's common stock which will be issuable to the Selling Shareholders upon the achievement of certain future performance targets. Contingent consideration will be accounted for as an increase in the purchase price when such amounts become determinable.

                  MCBA MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS

         The following is MCBA management's discussion and analysis of the financial condition and results of operations of MCBA for the fiscal years ended December 31, 1995, 1996 and 1997. This discussion and analysis should be read in conjunction with, and is qualified in its entirety by, the audited financial statements as of and for the period ended December 31, 1997 attached hereto as Annex C and the unaudited financial statements as of and for the periods ended December 31, 1995 and 1996 attached hereto as Annex D. Management's discussion and analysis provides information concerning MCBA's business environment, consolidated results of operations and liquidity and capital resources. In addition to historical information, management's discussion and analysis includes certain forward-looking statements regarding events and financial trends that may affect MCBA's future operating results and financial position. Readers are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof. Such statements are subject to risks and uncertainties that could cause MCBA's actual results and financial position to differ materially.

                                                                           YEAR ENDED DECEMBER 31,
                                                     1993            1994           1995            1996           1997
                                                 -------------   -------------  -------------   -------------  -------------
                                                                               (in thousands)
                                                                          (unaudited)
                                                 ------------------------------------------------------------
INCOME STATEMENT DATA:
Net sales......................................  $        653    $       3,760  $     11,920    $      19,473  $      26,879
Cost of sales..................................           455            2,948         9,976           17,276         23,743
                                                 ------------    -------------  ------------    -------------  -------------
      Gross margin.............................           198              812         1,944            2,197          3,136
Selling, general and administrative
   expenses....................................           147              450         1,229            1,711          3,110
                                                 ------------    -------------  ------------    -------------  -------------
      Income from operations...................            51              362           715              486             26
Other income (expenses)........................            (6)              17            (2)               0             --
                                                 ------------    -------------  ------------    -------------  -------------
      Net income...............................  $         45    $         379  $        713    $         486  $          26
                                                 ============    =============  ============    =============  =============


YEAR ENDED DECEMBER 31, 1997 COMPARED TO YEAR ENDED DECEMBER 31, 1996

         Net sales for the year ended December 31, 1997, were $26.9 million compared to $19.5 million for the year ended December 31, 1996. This increase in net sales was due to volume increases attributable to an expanding product base (in particular increases associated with the sales of IBM S/390 main-frame products).

         Gross margins (net sales less related costs of products sold) increased 43% to $3.1 million for the year ended December 31, 1997 compared to $2.2 million for the year ended December 31, 1996. Gross margins as a percentage of net sales increased from 11.3% to 11.7% for the same period as a result of the increased percentage of higher margin products in the sales mix (principally sales of the IBM S/390 Product family).

         Selling, general and administrative expenses for the year ended December 31, 1997 compared to the year ended December 31, 1996 increased markedly in absolute terms and increased from 8.8% of net sales in 1996 to 11.6% in 1997. This was a result principally of the payment of a management fee of $1.3 million to MiniComputer Business Applications, Inc., a related company to MCBA Systems, Inc. MCBA does business utilizing shared personnel resources with its affiliate companies Innovative Business Systems, Inc. and Mini-Computer Business Applications, Inc. Each fiscal year, during the fourth quarter of the year, MCBA is allocated certain of these personnel costs, reflective of its use of these resources throughout the year. This adjustment represents allocations of management, sales support, accounting and information technology employees. Exclusive of this payment, operating, selling, general and administrative expenses would have increased slightly and decreased as a percentage of net sales from 8.8% in 1996 to 6.7% in 1997. Such decrease would have been a result of the Company's ability to leverage a relatively fixed infrastructure base over increased net sales revenues.

         Net income decreased approximately 95% to $26,000 for the year ended December 31, 1997 compared to $486,000 for the year ended December 31, 1996. In the absence of the $1.3 million management fee previously mentioned, net income would have increased over 173% to $1.3 million from $486,000 in 1996.

         MCBA is a subchapter S corporation and, therefore, had no income tax liability for the periods shown.

YEAR ENDED DECEMBER 31, 1996 COMPARED TO YEAR ENDED DECEMBER 31, 1995

         Net sales for the year ended December 31, 1996 were $19.5 million compared to $11.9 million for the year ended December 31, 1995. This increase in net sales was due to volume increases attributable to an expanding customer base.

         Gross margins increased 13.0% to $2.2 million for the year ended December 31, 1996 from $1.9 million for the year ended December 31, 1995. Gross margins as a percentage of net sales decreased from 16.3% to 11.3%. Oracle Corporation ("Oracle") software licenses were written off in the year ended December 31, 1996 in the amount of $722,000. This write off accounted for a decrease for the same period in gross margin percentage of 3.7% for the year ended December 31, 1996. In addition, deeper pricing discounts to attract new customers and a relative sales mix of lower margin products also contributed to the decrease in gross margin percentage for that period in the amount of $722,000. These licenses, purchased for resale to MCBA's customers as a part of a prior acquisition transaction, were deemed unmarketable and written off accordingly.

         Operating, selling, general and administrative expenses increased 39.2% to $1.7 million for the year ended December 31, 1996 compared to $1.2 million for the year ended December 31, 1995. This increase was a result of MCBA expanding its infrastructure to accommodate an increase in the customer base.

         Net income for the year ended December 31, 1996 decreased 31.8% compared to the year ended December 31, 1995. The Oracle software licenses write off accounted for a decrease in net income of $722,000 for the year ended December 31, 1996. Without this write off, the percentage increase in net income for the year ended December 31, 1996 as compared to the year ended December 31, 1995, would have been 69.4%.

         MCBA is a subchapter S corporation and, therefore, had no income tax liability for the years ending December 31, 1996 and 1995.

YEAR ENDED DECEMBER 31, 1995 COMPARED TO YEAR ENDED DECEMBER 31, 1994

         Net sales for the year ended December 31, 1995 were $11.9 million compared to $3.8 million for the year ended December 31, 1994. This increase in net sales was due to volume increases attributed to an expanding customer base.

         MCBA's gross margins increased 139.4% to $1.9 million for the year ended December 31, 1995 from $812,000 for the year ended December 31, 1994. Gross margins as a percentage of net sales decreased from 21.6% to 16.3% for that period, a result of deeper discounts to attract new customers and the increased sales of a mix of lower margin products.

         Operating, selling, general and administrative expenses increased 173.1% to $1.2 million for the year ended December 31, 1995 from $450,000 for the year ended December 31, 1994. This increase was a result of MCBA expanding its infrastructure to accommodate an increase in the customer base.

         Net income for the year ended December 31, 1995 increased 88.1% compared to the year ended December 31, 1994 due to increasing sales volume.

         MCBA is a subchapter S corporation and, therefore, had no income tax liability for the years ending December 31, 1995 and 1994.

LIQUIDITY AND CAPITAL RESOURCES

         Working capital was $95,000 for the year ended December 31, 1997, as compared to $205,000 for the year ended December 31, 1996. The reduction in working capital for the nine months ended September 30, 1997 was a result of distributions made to MCBA's shareholders in excess of the cash generated from operations. Cash for the period was generated from operations and increases in accounts payable.

         Working capital for the year ended December 31, 1996 was $205,000 as compared to $1,105,000 for the year ended December 31, 1995. $721,733 of this decrease in working capital was due to a write off of certain Oracle software licenses that were viewed as worthless. Cash for the years ending December 31, 1996 and 1995 was generated from operations and increases in accounts payable. An additional reduction in working capital was a result of distributions made to the MCBA shareholders.

         Working capital for the year ended December 31, 1995 was $1,105,000 as compared to $25,000 for the year ended December 31, 1994. $721,733 of the increase in working capital was due to the purchase of certain Oracle software licenses from an affiliated company. Cash for the years ending December 31, 1995 and 1994 was generated from operations and increases in accounts payable. Capital and working capital were reduced during the year by distributions made to the MCBA shareholders.

         Working capital for the year ended December 31, 1994 was $25,000 as compared to ($11,000) for the year ended December 31, 1993. Cash for the years ending December 31, 1994 and 1993 was generated from operations and increases in accounts payable. Cash and working capital were reduced during the year by distributions made to the MCBA shareholders.

                              PRICE OF COMMON STOCK

         Since November 4, 1997 the Common Stock has been listed and traded on the Nasdaq under the symbol "SVTG." Previously, the Common Stock was listed and traded on the Nasdaq under the symbol "WSTM." The following table shows the high and low closing prices for the Common Stock for the fiscal periods indicated, as reported by the Nasdaq:

                                                                  High       Low
                                                                  ----       ---
Year Ended December 31, 1995:
            First Quarter....................................   $ 7.50     $4.00
            Second Quarter...................................     6.38      2.25
            Third Quarter....................................     6.00      2.94
            Fourth Quarter...................................     6.25      5.00

Year Ended December 31, 1996:
            First Quarter....................................     7.00      4.63
            Second Quarter...................................    10.75      6.50
            Third Quarter....................................     9.00      5.88
            Fourth Quarter...................................    12.25      8.13

Year Ended December 31, 1997:
            First Quarter....................................   14.125     9.625
            Second Quarter...................................   13.375     8.875
            Third Quarter....................................    12.50      8.00
            Fourth Quarter...................................    12.50    9.1875

Year Ended December 31, 1998:
            First Quarter....................................    12.75     9.625
            Second Quarter (through April 29, 1998)..........   13.375    10.625


         At the close of business on the Record Date, there were approximately 243 Stockholders of record of the Common Stock.

         On November 21, 1997, the last trading day before public announcement of the execution of the Merger Agreement, the last sale price of the Common Stock as reported on the Nasdaq was $10.625 per share, the high sale price was $10.75 per share and the low sale price was $10.25 per share. On April 29, 1998, the most recent practicable date prior to the printing of this Proxy Statement, the last sale price of the Common Stock as reported on the Nasdaq was $10.625 per share. Stockholders should obtain current market prices of the Common Stock.

         Since its initial public offering in 1983, the Company has not paid any cash dividends on Common Stock and it does not have any present intention to commence payment of any cash dividends. The Company intends to retain earnings, if any, to provide funds for the operation of and expansion of its business and to repay indebtedness.

         The MCBA Shares are privately held and therefore are not registered or traded on a securities exchange and there is no established public trading market for the MCBA Shares. Because MCBA is a Subchapter S corporation, MCBA made a distribution to shareholders of $133,169 in 1997. MCBA is not aware of any transactions in the MCBA Shares during the past three years. The Selling Shareholders are the only holders of MCBA Shares.

                   CERTAIN PROVISIONS OF THE MERGER AGREEMENT

         EFFECT OF THE MERGER. At the Effective Time, Acquisition Sub will be merged with and into MCBA, and MCBA will continue as the surviving corporation and a wholly owned subsidiary of the Company, the separate corporate existence of Acquisition Sub will terminate and the Selling Shareholders will receive shares of Common Stock. All of the assets, property, rights, privileges, powers and franchises of MCBA and Acquisition Sub will vest in MCBA, and all of the debts, liabilities and duties of MCBA and Acquisition Sub will become the debts, liabilities and duties of MCBA. Each of the MCBA Shares will be converted automatically into that number of newly issued shares of Common Stock equal to an aggregate of up to 900,000 divided by the MCBA Shares. There are currently 5,000 MCBA Shares, and pursuant to the Merger Agreement, MCBA is prohibited from issuing any additional MCBA Shares or effecting any splits or reorganizations of the MCBA Shares prior to the Effective Time. Therefore, it is anticipated that at the Effective Time each of the MCBA Shares will be converted automatically into up to 180 shares of Common Stock, for an aggregate of up to 900,000 shares of Common Stock. Such number of shares will be reduced by that number of shares of Common Stock equal to the unpaid balance of principal and interest pursuant to the Promissory Note. Also at the Effective Time, the issued and outstanding shares of capital stock of Acquisition Sub will be converted into and become 5,000 validly issued, fully paid and nonassessable shares of common stock of MCBA.

         DIRECTORS AND OFFICERS; ARTICLES OF INCORPORATION AND BYLAWS. The directors and officers of Acquisition Sub immediately prior to the Effective Time will be the initial directors and officers of the surviving corporation
(MCBA), each to hold office in accordance with the articles of incorporation and bylaws of MCBA until their respective successors are elected. The directors of Acquisition Sub are Messrs. Munro and Dorst. The officers of Acquisition Sub are Messrs. Munro and Dorst. Mr. Munro is also a director of the Company. Messrs. Munro and Dorst are also officers of the Company.

         The certificate of incorporation and bylaws of Acquisition Sub immediately prior to the Effective Time will be the articles of incorporation and bylaws of MCBA unless otherwise determined by the Company prior to the Effective Time.

         MERGER CONSIDERATION. Pursuant to the Merger Agreement, the Selling Shareholders will receive an aggregate of up to 900,000 shares of Common Stock in exchange for all of the outstanding shares of MCBA's common stock. Such number of shares will be reduced by that number of shares of Common Stock equal to the unpaid balance of principal and interest pursuant to the Promissory Note. In addition, the Selling Shareholders will have the right to receive up to an aggregate of 1,500,000 additional shares of Common Stock as Earn-Out Payments to be paid in the first quarters of 1999 and 2000 if MCBA continues to meet certain profit-based benchmarks. See "--Earn-Out Payments."

         EARN-OUT PAYMENTS. As a result of the Merger and in addition to the 900,000 shares of Common Stock to be received as initial consideration, the Selling Shareholders will have the right to receive up to an aggregate of 1,500,000 additional shares of Common Stock as Earn-Out Payments to be paid in the first quarters of 1999 and 2000 if MCBA continues to meet certain profit-based benchmarks.

         The Earn-Out Payments will be based on the excess of MCBA Net Pretax Profit over $1,800,000. MCBA Net Pretax Profit is calculated as MCBA Revenue - (MCBA Cost of Goods Sold + MCBA Operating Expenses). MCBA Revenue includes all revenues, fees, promotional payments, marketing development funds, service fees, fees from IBM Credit Corporation and any other fees or payments derived from sales through MCBA and IBM S/390(R) sales through the Company and its affiliates. MCBA's Cost of Goods Sold includes any direct costs associated with the sale of hardware, software, or any type of services through MCBA. MCBA Operating Expenses includes those expenses incurred in the operation of MCBA, excluding any allocations to MCBA of any corporate fees and expenses from the Company and its affiliates, but including the interest costs of, or income from, the working capital necessary to the operation of MCBA.

         The Earn-Out Payments payable in the first quarter of 1999 (the "1999 Earn-Out Payments") will equal five times the excess of MCBA Net Pretax Profit for the 12-month period ending December 31, 1998 over

$1,800,000. However, 25% of the 1999 Earn-Out Payments will be withheld until the first quarter of 2000. The Earn-Out Payments payable in the first quarter of 2000 will equal five times the excess of MCBA Net Pretax Profit for the 12-month period ending December 31, 1999 over $1,800,000 and, so long as MCBA Net Pretax Profit for the 12-month period ending December 31, 1999 is greater than $1,800,000, the 25% of the 1999 Earn-Out Payments originally withheld.

         The Earn-Out Payments will be paid in Common Stock in equal portions to each of the Selling Shareholders. The value of Common Stock to be issued will be based on the average closing price of the Common Stock for the 10 trading days up to, but excluding, the second trading day before December 30, 1998 and December 30, 1999, as applicable. The Common Stock issued as Earn-Out Payments will be disbursed first from the Earn-Out Escrow, see "--Earn-Out Escrow," and any remaining shares will be newly issued shares of Common Stock.

         The Company will also have the right of set-off against the Earn-Out Payments for any claims for indemnification, uncollected accounts receivable or unsold inventory against MCBA or the Selling Shareholders. See
"--Indemnification" and "--Additional Agreements."

         ESCROW FOR INITIAL CONSIDERATION. The Selling Shareholders have agreed that 10% of the Common Stock to be issued to the Selling Shareholders as initial consideration will be placed in escrow as security for indemnification and as security for uncollected accounts receivable or unsold inventory until six months after the Effective Time. See "--Additional Agreements" and "--Indemnification."

         EARN-OUT ESCROW. At the Closing, the Company will pay to First Trust of California, National Association, as escrow agent, 300,000 shares of Common Stock issued to the Selling Shareholders in equal portions as owners, with voting and distribution rights in accordance with the Earn-Out Escrow Agreement, subject only to the failure to achieve the Earn-Out Payments, as security for indemnification and as security for uncollected accounts receivable or unsold inventory. See "--Indemnification" and "--Additional Agreements."

         PROMISSORY NOTE. On March 27, 1998 the Company, MCBA, the Selling Shareholders and Acquisition Sub entered into a First Amendment to Agreement and Plan of Reorganization and MCBA issued the Promissory Note to the Company in the aggregate principal amount of $480,000.00. MCBA may elect to repay the Promissory Note in full prior to the Closing or may offset the unpaid balance of principal and interest against the initial consideration of 900,000 shares of Common Stock payable to the Selling Shareholders. As a result, the initial consideration of 900,000 shares of Common Stock payable to the Selling Shareholders will be reduced by that number of shares of Common Stock equal to the unpaid balance of principal and interest pursuant to the Promissory Note. For purposes of this calculation, the value of one share of Common Stock shall be calculated based on the average closing price of the Common Stock (as quoted in the Wall Street Journal) for the ten trading days up to, but excluding, the second trading day before the Closing Date.

         REPRESENTATIONS AND WARRANTIES OF MCBA AND THE SELLING SHAREHOLDERS. The Merger Agreement contains various representations and warranties made by MCBA and the Selling Shareholders in favor of the Company relating to, among other things, the following matters (which representations and warranties are subject, in certain cases, to specified exceptions): (i) affirmation of valid corporate organization, standing, qualification and similar corporate matters, except where failure to be so qualified does not have a material effect on the business of MCBA; (ii) affirmation of capital structure, title to and authority with respect to the MCBA Shares; (iii) absence of any obligations of MCBA or the Selling Shareholders to issue shares of capital stock of MCBA and the absence of voting trusts, proxies or other agreements with respect to the capital stock of MCBA; (iv) absence of any obligations with respect to capital stock or any equity investments in other entities; (v) affirmation of corporate authority to execute, deliver and consummate the Merger Agreement and related documents and the absence of any violation or breach of provisions of MCBA's charter documents, bylaws, material agreements or laws by the execution of the Merger Agreement; (vi) except as disclosed, the absence of the need for any third-party or governmental consents to the consummation of the Merger Agreement; (vii) affirmation of the financial statements provided; (viii) absence of any significant business changes since September 30, 1997 and the absence of undisclosed liabilities as of December 31, 1996; (ix) affirmation of title to property and assets and the absence of any hazardous substances on any of the disclosed properties; (x) affirmation of the accounts and notes receivables as of September 30, 1997; (xi) affirmation of the proper payment of taxes and certain other tax matters and the absence of any undisclosed tax liabilities;
(xii) affirmation of the list of employees of MCBA and the absence of any undisclosed profit sharing, stock option, pension, retirement, medical, life insurance or other employee benefit plan or arrangement; (xiii) compliance with applicable laws, regulations, orders and other requirements of governmental authorities; (xiv) absence of pending litigation or known threatened litigation;
(xv) absence of any undisclosed material contracts and the absence of any default or non-performance of any material contracts; (xvi) affirmation of a complete list of MCBA's customers; (xvii) affirmation of the inventory list and the absence of any undisclosed encumbrances on inventory; (xviii) absence of any known infringements of any third parties' proprietary rights in the conduct of MCBA's business; (xix) affirmation of the list of all insurance contracts and their adequacy; (xx) affirmation of the list of all bank accounts and the absence of any restrictions on the funds therein; (xxi) absence of any undisclosed dealings or obligations to any brokers or finders in connection with the Merger Agreement; (xxii) absence of ownership interests of MCBA's officers or directors in competitors of MCBA; (xxiii) absence of any loans or advances to any directors, officers or other employees of MCBA; (xxiv) absence of any union activities among MCBA employees; (xxv) affirmation of a list of all employee pension benefit plans or other plans governed by ERISA and compliance with all provisions of ERISA for those plans; (xxvi) affirmation of the existence of the underlying documents for any copies provided to the Company; (xxvii) affirmation of the full and accurate disclosure of all information provided to the Company pursuant to the Merger Agreement; (xxviii) affirmation of the list of accounts payable as of September 30, 1997 and the absence of any accounts that are past due or collection actions pending; (xxix) acknowledgement of the restricted nature of the Common Stock to be received as consideration and the affirmation that such stock is being acquired for investment purposes and for the Selling Shareholders' own account; and (xxx) affirmation of the lists of all necessary governmental licenses or other permits.

         REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Merger Agreement contains various representations and warranties made by the Company in favor of MCBA and the Selling Shareholders relating to, among other things, the following matters (which representations and warranties are subject, in certain cases, to specified exceptions): (i) affirmation of valid corporate organization, standing, qualification and similar corporate matters, except where failure to be so qualified does not have a material effect on the business of the Company;
(ii) affirmation of the capital structure of the Company; (iii) except as disclosed, the absence of the need for any third-party or governmental consents to the consummation of the Merger Agreement; (iv) affirmation of the financial statements provided; (v) accuracy of information contained in certain of the Company's documents filed with the Commission, including the Proxy Statement, and compliance in all material respects of such documents with the applicable requirements of the Securities Act or the Exchange Act; (vi) except as disclosed, affirmation that the Company's execution and delivery of the Merger Agreement and the Company's obligations thereunder will not conflict with its certificate of incorporation, bylaws, material commitments or applicable law and will not result in any restriction on its properties or assets; (vi) affirmation that the shares of Common Stock to be delivered to MCBA and the Selling Shareholders will be duly authorized, validly issued and nonassessable; (vii) absence of any undisclosed dealings or obligations to any brokers or finders in connection with the Merger Agreement; and (viii) absence of any significant business changes since September 30, 1997.

         COVENANTS RELATING TO CONDUCT OF BUSINESS. The Merger Agreement provides that, prior to the Closing Date, MCBA will conduct its business diligently and in a manner consistent with past practice, will maintain all insurance covering the business and will use its best efforts to preserve its current business organization to keep available the services of the employees and to preserve the present relationships of MCBA with customers, suppliers and other persons with which MCBA has business relations. Except as set forth in the Merger Agreement, MCBA and the Selling Shareholders will not: (i) grant any increase in salaries or new benefits to any employees; (ii) make any change in its authorized or issued capital stock; (iii) issue any corporate securities of any nature or options for any of the foregoing, or enter into any contract of any nature respecting shares of its capital stock or otherwise make any changes in its capital structure; (iv) make any distribution or payment in respect of its capital stock or purchase or redeem any equity interests or shares of its capital stock; (v) amend its articles of incorporation or bylaws; (vi) solicit or initiate any negotiations with any other party concerning any merger, sale of substantial assets, sale of stock or other change of control; (vii) acquire any other business or other material assets, except in the ordinary course of business; (viii) lease or otherwise dispose of any of its assets except in the ordinary course of business and in any event not in excess of $25,000 for any single item or $50,000 in the aggregate; or (ix) incur any indebtedness for borrowed money or guarantee any such indebtedness in excess of $25,000 except pursuant to the existing credit arrangement with ICC or with respect to the Promissory Note.

         ADDITIONAL AGREEMENTS. The Company, MCBA and the Selling Shareholders have made certain additional agreements under the Merger Agreement, including:
(i) MCBA has agreed to afford the Company and its representatives reasonable access to its properties, books and other information concerning its business, properties and personnel as the Company and its representatives may reasonably request; (ii) each party will take all reasonable actions necessary to comply promptly with all legal requirements that may be imposed on such party and will promptly cooperate and furnish information to the other party in connection with any requirements imposed upon such other party; (iii) each party will act in good faith in an attempt to satisfy all conditions precedent to its obligation and those of the other parties to the Merger Agreement; (iv) prior to the Closing, the Company will give MCBA prompt notice of any amendment to its certificate of incorporation or bylaws; (v) the Company will continue after the Closing Date and so long as is necessary in order to permit the Selling Shareholders to sell the Common Stock received pursuant to the Merger Agreement to promptly file all SEC reports; (vi) the Common Stock received by the Selling Shareholders will bear a restrictive legend and stop transfer instructions will be given to the Company's transfer agent; (vii) the Company will offer, conditioned on the Closing, continued employment opportunities to certain identified employees of MCBA; (viii) in the event that the Company, using normal collection and sales practices, has not on or prior to six months from the Closing collected of the accounts receivable an amount equal to or greater than the amount set forth on the MCBA closing date balance sheet (minus any allowance for doubtful accounts) or sold the inventory reflected on the MCBA closing date balance sheet, the Selling Shareholders will remit to the Company such uncollected amounts or the value of such inventory in exchange for the assignment to the Selling Shareholders of the rights to collect such uncollected amounts or sell such inventory; (ix) promptly after the Effective Time, MCBA will deliver to the Company all papers and records of MCBA in MCBA's custody;
(x) the Company and the Selling Shareholders will enter into a Registration Rights Agreement, see "--Registration Rights Agreement;" (xi) promptly following the date of the Merger Agreement, the Company will prepare and file this Proxy Statement; and (xii) as soon as practicable after the execution of the Merger Agreement, the Company will cause Acquisition Sub to be formed and to become a party to the Merger Agreement.

         CONDITIONS TO OBLIGATIONS OF THE COMPANY, MCBA AND THE SELLING SHAREHOLDERS. The consummation of the Merger by both the Company, MCBA and the Selling Shareholders is subject to the following conditions precedent unless waived by all parties: (i) any and all consents or approvals required from third parties relating to contracts, agreements, licenses, leases and other instruments material to the respective business of the Company and MCBA will have been obtained; (ii) no temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the Merger Agreement will have been issued by any court of competent jurisdiction; (iii) the Company will have received any and all permits, authorizations, approvals and orders under federal and state securities laws for the issuance of its common stock to the Selling Shareholders; and (iv) all necessary consents from any governmental or regulatory body to the consummation of the Merger will have been obtained.

         CONDITIONS TO OBLIGATIONS OF THE COMPANY. The consummation of the Merger by the Company is subject to the following conditions precedent unless waived by the Company: (i) the representations and warranties of MCBA and the Selling Shareholders will be true and correct in all material respects at the Closing, MCBA and the Selling Shareholders will have performed all obligations required under the Merger Agreement and the Company will have received a certificate to that effect signed by the CEO of MCBA and each of the Selling Shareholders; (ii) the Board will have approved the Merger Agreement and the transactions contemplated thereby; (iii) the Company will have received an opinion of counsel dated as of the Closing Date from MCBA's counsel; (iv) until the Closing Date, MCBA's financial statements for each month will be delivered as soon as practicable thereafter to the Company; (v) there will have been no material adverse changes in the condition, financial or otherwise, of MCBA from the date of the last audited financial statements; (vi) each of the Selling Shareholders, Innovative and Mini-Computer Business Applications, Inc., an Alabama corporation ("Mini-Computer Business Applications"), will have entered into covenants not to compete with the Company; (vii) the Company and the

Selling Shareholders will have entered into the Escrow Agreement and Earn-Out Escrow Agreement; (viii) Mr. Gunnells will have entered into the employment agreement with the Company, see "--Employment Agreement"; (ix) the Company will have received from the Selling Shareholders a certificate of non-foreign status conforming to the requirements of Income Tax Regulations sections 1.1445-2(b)(2)(i) and (iii); (x) a minimum of 75% of certain listed employees of MCBA will have accepted continuing employment with the Company;
(xi) the Stockholders will have approved of the Merger Agreement and the transactions contemplated thereby pursuant to this Proxy Statement; (xii) MCBA's net assets will exceed its net liabilities as set forth on the most recent balance sheet by $100,000; (xiii) the Company will have obtained the written consent of all necessary parties, including IBM, ICC, Canpartners Investments IV, LLC and Robert Fleming Inc. to the Agreement and the transactions contemplated thereby; (xiv) Innovative will have entered into the IRA Agreement with the Company, see "--IRA Agreement"; (xv) MCBA will use its best efforts to transfer certain leases to which it is a party or obtain subleases on terms suitable to the Company; and (xvi) MCBA will arrange for its removal as a debtor to a certain loan agreement between Mini-Computer Business Applications and First Commercial Bank and for the release of all liens imposed on MCBA pursuant to such loan agreement.

         CONDITIONS TO OBLIGATIONS OF MCBA AND THE SELLING SHAREHOLDERS. The consummation of the Merger by MCBA and the Selling Shareholders is subject to the following conditions precedent unless waived by MCBA: (i) the representations and warranties of the Company will be true and correct in all material respects at the Closing, the Company will have performed all obligations required under the Merger Agreement, and MCBA and the Selling Shareholders will have received a certificate to that effect signed by the CEO and CFO of the Company; (ii) MCBA and the Selling Shareholders will have received an opinion of counsel dated as of the Closing Date from the Company's counsel; and (iii) there will have been no material adverse changes in the condition, financial or otherwise, of the Company since September 30, 1997.

         BEST EFFORTS. The Company, MCBA and the Selling Shareholders will use their respective best efforts to cause the Closing Date to be not later than June 5, 1998.

         INDEMNIFICATION. The Merger Agreement provides that each of the Company, MCBA and the Selling Shareholders will indemnify and hold harmless the other, their affiliates, successors and assigns from certain liabilities, damages, losses, deficiencies and expenses arising out of the Merger Agreement and related agreements provided that such obligation will not arise until the total amount of such claims exceeds $25,000 and, except in the case of willful or intentional misrepresentations or as otherwise set forth in the Merger Agreement, such obligation will not exist beyond the total merger consideration. Resolution of any disputes related to indemnification under the Merger Agreement will be resolved by arbitration. In the event of arbitration, the non-prevailing party will be responsible for the reasonable expenses of the prevailing party subject to certain conditions and exceptions.

         As security for MCBA's indemnification obligations, there will be placed in escrow for six months after the Closing Date with First Trust of California, National Association, as escrow agent, 10% of the Common Stock to be received as initial consideration by the Selling Shareholders issued to the Selling Shareholders in equal portions as owners, with voting and distribution rights in accordance with the Escrow Agreement, as security for indemnification and as security for uncollected accounts receivable or unsold inventory. See "--Indemnification" and "--Covenants Relating to Conduct of Business."

         The Company will also have the right of set-off against the Earn-Out Payments for any claims for indemnification, uncollected accounts receivable or unsold inventory against MCBA or the Selling Shareholders. See "--Earn-Out Payments" and "--Covenants Relating to Conduct of Business."

         TERMINATION AND TERMINATION FEE. The Merger Agreement may be terminated at any time by mutual agreement of the parties. The Merger Agreement may also be terminated by either party if: (i) there is a material breach of the Merger Agreement by the other party that has not been cured or waived prior to the closing date thereunder; (ii) the Merger has not been consummated on or before June 5, 1998 through no fault of either party; (iii) if any of the conditions to closing to such party's obligations under the Merger Agreement are not satisfied or waived; or (iv) if any court or governmental entity of competent jurisdiction will have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Merger and such order, decree, ruling or other action will have become final and nonappealable (provided that the right to terminate the merger Agreement pursuant to this section will not be available to any party who has not used its reasonable best efforts to cause such order to be lifted). See "--Conditions to Obligations of the Company, MCBA and the Selling Shareholders," "--Conditions to Obligations of the Company" and "--Conditions to Obligations of MCBA and the Selling Shareholders."

         In the event the Merger Agreement is terminated by any party as a result of the breach of or failure to satisfy a condition to closing under the Merger Agreement, with the exception of the consent of the Stockholders to the Merger Agreement, the party that failed to satisfy its conditions to closing will be required to pay the other party a termination fee of $250,000 within two business days of such termination. Among other things, the Company's inability to obtain the consent of the Stockholders to the Merger Agreement pursuant to this Proxy Statement will result in the Company's obligation to pay such a termination fee. The termination fee will be the sole remedy of either party in the event of a termination.

         AMENDMENT AND WAIVER. The Merger Agreement may not be amended except by an instrument in writing signed on behalf of the Company, MCBA and the Selling Shareholders. At any time prior to the Effective Time, the Company, MCBA and the Selling Shareholders may extend the time for performance of any of their obligations, waive any inaccuracies in the representations and warranties contained in the Merger Agreement and waive compliance with any of the agreements or conditions of the Merger Agreement. Any such waiver must be signed on behalf of the Company, MCBA and the Selling Shareholders.

         FEES AND EXPENSES. Except with regard to arbitration expenses related to indemnification, see "--Indemnification," the Company, MCBA and the Selling Shareholders will each pay their own fees and expenses incurred incident to the preparation and consummation of the Merger Agreement.

         REGISTRATION RIGHTS AGREEMENT. Concurrent with the closing of the Merger Agreement, the Company and the Selling Shareholders will also enter into a Registration Rights Agreement pursuant to which the Selling Shareholders may require the Company, subject to the terms and the conditions thereof, to register under the Securities Act all or part of the Common Stock received in connection with the Merger. The Registration Rights Agreement will terminate after the later of three years from the Closing Date or when all the shares of Common Stock received by the Selling Shareholders may immediately be sold pursuant to Rule 144 or 145 as promulgated by the Commission under the Securities Act.

         IRA AGREEMENT. As a condition precedent to the Company's obligation to close the Merger Agreement, the Company and Innovative will enter into an IRA Agreement. Pursuant to the IRA Agreement, the Company will appoint Innovative as one of its industry remarketer affiliates of IBM products for marketing and sale to end-users in the United States and Puerto Rico. The appointment is exclusive with respect to Innovative but not with respect to the Company. Mr. Harkins, one of the Selling Shareholders, is the president and chief executive officer of Innovative. The Selling Shareholders are also the sole directors and owners of the capital stock of Innovative--each owning 50% of the common stock of Innovative. Mr. Harkins and Innovative will also enter into an Agreement not to Compete with the Company for a period of three years after the Closing Date.

         EMPLOYMENT AGREEMENT. As a condition precedent to the Company's obligation to close the Merger Agreement, Mr. Gunnells will enter into an employment agreement with the Company. Mr. Gunnells will also enter into an Agreement not to Compete with the Company for the greater of three years after the Closing Date or one year after the termination of active employment of Mr. Gunnells by the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of April 6, 1998, the number of shares of Capital Stock beneficially owned by the directors of the Company and all directors and executive officers of the Company as a group, and each person known to the Company to own beneficially more than 5% of the Capital Stock. Except as otherwise indicated and subject to community property laws where applicable, each person has sole investment and voting power with respect to the shares shown. Ownership information is based upon information furnished by the respective individuals and entities.

                                                                             Shares
                                                                          Beneficially
                    Name of Beneficial Owner(1)                             Owned(1)        Percent(2)
------------------------------------------------------------------        ------------      ----------
Astoria Capital Partners, L.P.(3)
3 Embarcadero Center
San Francisco, CA 94111...........................................           999,149           12.7%

Hemisphere Trading Co.(4)
5796 Shelby Oaks Drive, Suite 12
Memphis, TN 38134.................................................           753,000            9.7

Strome Susskind Investment Management, L.P  ("SSIM")
   and affiliates(5)
100 Wilshire Avenue
Santa Monica, CA 90491............................................           590,967            7.4

ROI Capital Management, Inc. ("ROI") and affiliates(6)
One Bush Street, Suite 1150
San Francisco, CA 94104...........................................           590,825            7.5

Canpartners Investments IV, LLC ("CanIV") and affiliates(7)
9665 Wilshire Boulevard, Suite 200
Beverly Hills, CA 90212...........................................           517,616            6.4

Carlton J. Mertens, II(8).........................................           460,000            5.9

Robert Fleming Inc.(9)
320 Park Avenue
New York, NY 10022................................................           436,685            5.4

P. Scott Munro(10)................................................           173,594            2.2

James W. Dorst(11)................................................            51,219             *

K. William Sickler(12)............................................            23,313             *

J. Larry Smart(13)................................................            21,813             *

Robert O'Reilly(14)...............................................            21,359             *

James J. Heffernan(15)............................................             7,813             *

Angelo Guadagno...................................................                 0             *

All executive officers and directors as a Group (8 persons)(16)...           759,111            9.74

----------

*   Less than one percent (1%).

                                      -44-



(1) Unless otherwise indicated, the beneficial owner has sole voting and dispositive power over the shares reported in the table. Includes shares of Common Stock and shares of Series A Preferred on an as converted basis.
      Information with respect to beneficial ownership is based upon information obtained from the Stockholders and from the Company's transfer agent. To the Company's knowledge, unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the
      "Commission") and includes voting and investment power with respect to securities. Shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of April 6, 1998 or upon exercise of warrants that are currently exercisable or exercisable within 60 days of April 6, 1998 are deemed to be outstanding and to be beneficially owned by the person presently entitled to exercise for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
      Each share of Series A Preferred Stock is convertible at any time into shares of the Common Stock at a current ratio of 1.027 shares of Common
      Stock for each share of Series A Preferred Stock and is entitled to vote, without conversion, together with the Common Stock as a single class on an as converted basis.

(2)   Based on 5,494,258 shares of Common Stock and 2,242,500 shares of Series A
      Preferred outstanding, equivalent to 2,303,048 shares on an as converted basis, as of April 6, 1998.

(3)   Includes 683,060 shares of Common Stock, 207,000 shares of Series A
      Preferred Stock and warrants to purchase 103,500 shares of Common Stock.
      Common Stock ownership information is based on Schedule 13G/A dated March
      16, 1998 filed jointly by Richard W. Koe, Astoria Capital Management, Inc.
      ("Astoria Management") and Astoria Capital Partners L.P. ("Astoria
      Partners") reporting ownership as follows:

                                         Shares of Common Stock    Shared Voting and
                                           Beneficially Owned      Dispositive Power
                                         ----------------------    -----------------
      Astoria Partners..................         511,414                   0
      Astoria Management................         683,060                   0
      Richard W. Koe....................         683,060                   0

      Astoria Partners is an investment limited partnership, whose general partners are Richard W. Koe and Astoria Management. Astoria Management is an investment advisor registered under Section 203 of the Investment
      Advisors Act of 1940. Richard W. Koe is Astoria Management's president and sole shareholder. The shares of Series A Preferred Stock and warrant to purchase share of Common Stock are owned by Astoria Partners. The shares of Series A Preferred Stock are not registered pursuant to Section 12 of the Exchange Act; therefore, ownership of such securities does not require reporting pursuant to Regulation 13D of the Exchange Act. The Company has no information about the shared voting and dispositive power of such securities.

(4)   Based on Schedule 13G dated March 17, 1998, filed by Hemisphere Trading
      Co. Hemisphere Trading Co. is an investment adviser registered under section 203 of the Investment Advisers Act of 1940 and has sole voting and dispositive power with regard to all of the 753,000 shares of the Common
      Stock covered by such Schedule 13G.

(5)   Includes 387,012 shares of Series A Preferred and warrants to purchase
      193,506 shares of Common Stock. The shares of Series A Preferred and the warrants are held as follows: 126,852 shares of Series A Preferred and warrants to purchase 63,426 shares of Common Stock are held by Strome
      Offshore Limited; 125,098 shares of Series A Preferred and warrants to purchase 62,549 of Common Stock are held by Strome Susskind Hedgecap Fund,
      LP; 103,788 shares of Series A Preferred and warrants to purchase 51,894 shares of Common Stock are held by Strome Partners L.P.; and 31,274 shares of Series A Preferred and warrants to purchase 15,637 shares of Common
      Stock are held by Strome Hedgecap Limited. The Series A

                                      -45-


      Preferred Stock and warrants are not registered pursuant to Section 12 of the Exchange Act; therefore ownership of such securities does not require reporting pursuant to Regulation 13D of the Exchange Act. The Company has no information about the shared voting and dispositive power of such securities.

(6)   Includes 323,600 shares of Common Stock, 175,000 shares of Series A
      Preferred and warrants to purchase 87,500 shares of Common Stock. Common
      Stock ownership information is based on Amendment Number 1 to Schedule 13D dated January 26, 1996 filed jointly by ROI, ROI Partners, L.P. ("PTRS"),
      ROI & Lane, L.P. ("R&L"), Mark T. Boyer and Mitchell J. Soboleski reporting beneficial ownership as follows:

                                   Shares of Common Stock    Shared Voting and
                                     Beneficially Owned      Dispositive Power
                                   ----------------------    -----------------
      ROI.......................           323,600                323,600
      PTRS......................           201,000                201,000
      R&L.......................            24,000                 24,000
      Mr. Boyer.................           201,000                201,000
      Mr. Soboleski.............           201,000                201,000


      Messrs. Boyer and Soboleski are the sole shareholders and President and Secretary, respectively, of ROI. Messrs. Boyer and Soboleski and ROI are the general partners of PTRS, which is an investment limited partnership.
      ROI is the managing general partner of R&L, which is an investment partnership.

      In addition, the shares of Series A Preferred and the warrants are held as follows: 60,000 shares of Series A Preferred and warrants to purchase
      30,000 shares of Common Stock are held by ROI Offshore Fund Ltd; 100,000 shares of Series A Preferred and warrants to purchase 50,000 shares of Common Stock are held by PTRS; and 15,000 shares of Series A Preferred and warrants to purchase 7,500 shares of Common Stock are held by Microcap
      Partners, L.P. The Series A Preferred Stock and warrants are not registered pursuant to Section 12 of the Exchange Act; therefore ownership of such securities does not require reporting pursuant to Regulation 13D of the Exchange Act. The Company has no information about the shared voting and dispositive power of such securities.

(7) Includes 208,000 shares of Series A Preferred Stock and warrants to purchase 304,000 shares of Common Stock. Common Stock ownership information is based on a Schedule 13D dated September 30, 1997 filed jointly by CanIV, Canyon Capital Management, L.P. ("CCM"), Canpartners
      Incorporated ("Canpartners"), Mitchell R. Julis, Joshua S. Friedman and R.
      Christian B. Evensen, each of whom beneficially owns 512,000 shares and shares voting and dispositive power over all such shares. Messrs. Julis, Friedman and Evensen are the sole stockholders of Canpartners. Messrs.
      Julis, Friedman and Evensen and Canpartners are the members of CanIV, which is an investment limited partnership formed to hold securities through participation agreements for accounts managed by CCM. Canpartners is the managing general partner of CanIV. CCM is a registered investment advisor controlled by Canpartners. In addition, 208,000 shares of Series A
      Preferred Stock and warrants to purchase 304,000 shares of Common Stock are held by CanIV. The Series A Preferred Stock and warrants are not registered pursuant to Section 12 of the Exchange Act; therefore, ownership of such securities does not require reporting pursuant to Regulation 13D of the Exchange Act. The Company has no information about the shared voting and dispositive power of such securities.

(8)   Based on Schedule 13D dated September 30, 1997 filed by Mr. Mertens.

(9) Includes 155,000 shares of Series A Preferred Stock and warrants to purchase 277,500 shares of Common Stock. The shares of Series A Preferred
      Stock and warrants are held as follows: (i) 155,000 shares of Series A
      Preferred Stock and warrants to purchase 277,500 shares of Common Stock are held by Robert Fleming Inc. The Series A Preferred Stock and warrants are not registered pursuant to Section 12 of the Exchange Act; therefore ownership of such securities does not require reporting pursuant to Regulation 13D

                                      -46-


      of the Exchange Act. The Company has no information about the shared voting and dispositive power of such securities.

(10) Includes 162,968 shares subject to stock options that are presently exercisable or that will become exercisable within 60 days of April 6, 1998.

(11) Includes 33,750 shares subject to stock options that are presently exercisable or that will become exercisable within 60 days of April 6, 1998.

(12) Includes 17,813 shares subject to stock options that are presently exercisable or that will become exercisable within 60 days of April 6, 1998.

(13) Includes 7,813 shares subject to stock options that are presently exercisable or that will become exercisable within 60 days of April 6, 1998.

(14) Includes 20,000 shares subject to stock options that are presently exercisable or that will become exercisable within 60 days of April 6, 1998.

(15) Includes 7,813 shares subject to stock options that are presently exercisable or that will become exercisable within 60 days of April 6, 1998.

(16) Includes 250,157 shares subject to stock options that are presently exercisable or that will become exercisable within 60 days of April 6, 1998.

                                     EXPERTS

         The consolidated financial statements of the Company incorporated in this Proxy Statement by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1997 have been incorporated herein by reference in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of said firm as experts in accounting and auditing. The audited financial statements of MCBA included as Annex C to this Proxy Statement for the year ended December 31, 1997 have been included herein in reliance on the report of Brumbelow and Barnes, P.C., certified public accountants, given on the authority of said firm as experts in accounting and auditing. The audited consolidated financial statements of Star Management Services, Inc., included in the Company's Current Report on Form 8-K dated September 30, 1997, as amended on December 12, 1997 and February 17, 1998 have been incorporated herein by reference in reliance on the report of Arthur Andersen LLP, independent public accountants, given on the authority of said firm as experts in accounting and auditing.

         Representatives of Coopers & Lybrand L.L.P. expect to be present at the Special Meeting and, while such representatives have stated that they do not plan to make a statement at such meetings, they will be available to respond to appropriate questions from shareholders in attendance.


                                  LEGAL MATTERS

         Certain legal matters with respect to the Merger will be passed upon for the Company by Pillsbury Madison & Sutro LLP, Palo Alto, California. Certain legal matters in connection with the Merger will be passed upon for MCBA and the Selling Shareholders by Lanier Ford Shaver & Payne LLC, Huntsville, Alabama.


                   OTHER INFORMATION AND STOCKHOLDER PROPOSALS

         As specified in the Company's Proxy Statement dated August 1, 1997 for its 1997 Annual Meeting of Shareholders, any Stockholder proposals to be considered for presentation at the 1998 Annual Meeting of Stockholders must have been received by the Company not later than December 5, 1997.

                          SAVOIR TECHNOLOGY GROUP, INC.


         The undersigned, revoking all previous proxies relating to its shares of Capital Stock of SAVOIR TECHNOLOGY GROUP, INC. (the "Shares"), hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement in connection with the Special Meeting of Stockholders to be held at 10:30 a.m. on June 4, 1998 at SAVOIR TECHNOLOGY GROUP, INC., 254 East Hacienda Avenue, Campbell, California 95008 and hereby appoints P. SCOTT MUNRO, JAMES W. DORST and ROBERT O'REILLY, and each of them, the attorneys and proxies of the undersigned, each with the power of substitution, to vote all the Shares which the undersigned is entitled to vote at said Special Meeting, and any adjournments or postponements thereof, upon all matters that may properly come before the meeting with all the powers the undersigned would have if personally present. Without otherwise limiting the foregoing general authorization, the proxies are instructed to vote or act as indicated herein.

         This proxy, which is solicited on behalf of the Board of Directors, will be voted FOR the matters described herein unless the stockholder specifies otherwise, in which case it will be voted as specified.

         SEE REVERSE SIDE. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE RECOMMENDA- TIONS OF THE BOARD OF DIRECTORS, PLEASE SIGN THE PROXY. YOU NEED NOT MARK ANY BOXES.

                  (continued and to be signed on reverse side)

                            --Fold and Detach Here--

--------------------------------------------------------------------------------


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING MATTER TO COME BEFORE THE SPECIAL MEETING:


To consider and vote upon a proposal to approve and adopt the Agreement and Plan of Reorganization dated as of November 22, 1997, by and among the Company, MCBA Systems, Inc., an Alabama corporation ("MCBA"), Michael N. Gunnells and John Harkins (together, the "Selling Shareholders"), as amended by the First and Second Amendments to Agreement and Plan of Reorganization, dated as of March 27, 1998 and April 23, 1998, respectively, by and among the Company, STG Acquisition Corp., a Delaware corporation ("Acquisition Sub") and wholly owned subsidiary of the Company, MCBA and the Selling Shareholders, and as the same may be amended from time to time (the "Merger Agreement") and the transactions contemplated thereby, including the proposed merger (the "Merger") of Acquisition Sub with and into MCBA and the issuance of shares of the common stock, par value $0.01 per share, of the Company (the "Common Stock") to the Selling Shareholders. The Merger Agreement provides that Acquisition Sub will be merged with and into MCBA, and MCBA, as the surviving corporation in the Merger, will become a wholly owned subsidiary of the Company. The Selling Shareholders will receive an aggregate of up to 900,000 shares of Common Stock in exchange for all of the outstanding shares of MCBA's common stock. In addition, the Selling Shareholders will have the right to receive up to an aggregate of 1,500,000 additional shares of Common Stock as earn-out payments to be paid in the first quarters of 1999 and 2000 if MCBA continues to meet certain profit-based benchmarks.

              FOR                      AGAINST                   ABSTAIN

              / /                        / /                       / /

                                      Dated:                              , 1998
                                            ------------------------------

                                      ------------------------------------------
                                      Signature(s) of Stockholder or
                                      Stockholders (Executors, Administrators,
                                      Trustees, etc. should give full title.)

         WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY, USING THE ENCLOSED ENVELOPE.

                                                                         ANNEX A


                      AGREEMENT AND PLAN OF REORGANIZATION

                                  By and Among

                         SAVOIR TECHNOLOGY GROUP, INC.,

                               MCBA SYSTEMS, INC.,

                               MICHAEL N. GUNNELLS

                                       and

                                  JOHN HARKINS

                                as amended by the

             FIRST AMENDMENT TO AGREEMENT AND PLAN OF REORGANIZATION

                       dated as of March 27, 1998 and the

            SECOND AMENDMENT TO AGREEMENT AND PLAN OF REORGANIZATION

                           dated as of April 23, 1998

                                  By and Among

                         SAVOIR TECHNOLOGY GROUP, INC.,

                             STG ACQUISITION CORP.,

                               MCBA SYSTEMS, INC.,

                               MICHAEL N. GUNNELLS

                                       and

                                  JOHN HARKINS

                                November 22, 1997

                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----

ARTICLE 1      DEFINITIONS...................................................A-6

ARTICLE 2      PLAN OF REORGANIZATION; CLOSING...............................A-6
         2.1   The Merger....................................................A-6
         2.2   Effective Time................................................A-7
         2.3   Effect of the Merger..........................................A-7
         2.4   Articles of Incorporation and Bylaws..........................A-7
         2.5   Directors and Officers........................................A-7
         2.6   Effect on Capital Stock.......................................A-7
               (a)     Plan of Merger; Initial Consideration.................A-7
               (b)     Capital Stock of Acquisition Sub......................A-8
               (c)     Treasury Stock and STG Owned Stock....................A-8
         2.7   No Further Ownership Rights in MCBA Common Stock..............A-8
         2.8   Lost, Stolen or Destroyed Certificates........................A-8
         2.9   Taking of Necessary Action; Further Action....................A-8
         2.10  Tax Treatment.................................................A-8
         2.11  Reorganization................................................A-8
         2.12  Earn-Out Payments.............................................A-8
         2.13  Closing Date.................................................A-10
         2.14  Escrow for Initial Consideration.............................A-11
         2.15  Earn-Out Escrow..............................................A-11
         2.17  Adjustments to Earn-Out Stock................................A-11

ARTICLE 3      REPRESENTATIONS AND WARRANTIES OF MCBA AND THE SELLING
               SHAREHOLDERS.................................................A-12
         3.1   Organization.................................................A-12
         3.2   Capital Structure; Title to Shares; Selling Shareholders
                    Authority...............................................A-12
         3.3   Obligations With Respect to Capital Stock....................A-12
         3.4   Equity Investments...........................................A-12
         3.5   Authority....................................................A-12
         3.6   Consents and Approvals.......................................A-13
         3.7   Financial Statements.........................................A-13
         3.8   Business Changes.............................................A-13
         3.9   Fixed Assets; Properties.....................................A-15
         3.10  Accounts Receivable; Notes Receivable........................A-15
         3.11  Taxes........................................................A-16
         3.12  Employees; Compensation......................................A-17
         3.13  Compliance with Law..........................................A-17
         3.14  Litigation...................................................A-18
         3.15  Contracts....................................................A-18
         3.16  No Default...................................................A-18
         3.17  Business and Customers.......................................A-19
         3.18  Inventories..................................................A-19
         3.19  Proprietary Rights...........................................A-19
         3.20  Insurance....................................................A-20
         3.21  Bank Accounts................................................A-20
         3.22  Brokers or Finders...........................................A-20
         3.23  Related Parties..............................................A-20
         3.24  Certain Advances.............................................A-20

                                                                            Page
                                                                            ----

         3.25  Union Activities.............................................A-21
         3.26  ERISA........................................................A-21
         3.27  Underlying Documents.........................................A-22
         3.28  Full Disclosure..............................................A-22
         3.29  Accounts Payable.............................................A-22
         3.30  Liabilities..................................................A-22
         3.31  Restricted Securities........................................A-23
         3.32  Purchase Entirely for Own Account............................A-23
         3.33  Permits......................................................A-23

ARTICLE 4      REPRESENTATIONS AND WARRANTIES OF STG........................A-23
         4.1   Organization.................................................A-23
         4.2   Authority....................................................A-23
         4.3   Consents and Approvals.......................................A-24
         4.4   Capital Structure............................................A-24
         4.5   Financial Statements.........................................A-24
         4.6   Securities and Exchange Commission Documents.................A-24
         4.7   No Conflict..................................................A-24
         4.8   Shares of STG Common Stock...................................A-25
         4.9   Brokers or Finders...........................................A-25
         4.10  Business Changes.............................................A-25
         4.11  Rule 144.....................................................A-25

ARTICLE 5      COVENANTS RELATING TO CONDUCT OF BUSINESS....................A-25
         5.1   Conduct of Business in Normal Course.........................A-25
         5.2   Preservation of Business and Relationships...................A-25
         5.3   Maintenance of Insurance.....................................A-25
         5.4   Employees and Compensation...................................A-25
         5.5   Dividends; Changes in Stock..................................A-26
         5.6   Issuance of Securities.......................................A-26
         5.7   Governing Documents..........................................A-26
         5.8   No Other Bids................................................A-26
         5.9   No Acquisitions..............................................A-26
         5.10  No Dispositions..............................................A-26
         5.11  Indebtedness.................................................A-26

ARTICLE 6      ADDITIONAL AGREEMENTS........................................A-26
         6.1   Access to Information........................................A-26
         6.2   Legal Conditions.............................................A-27
         6.3   Good Faith...................................................A-27
         6.4   STG Governing Documents......................................A-27
         6.5   Current Available Information................................A-27
         6.6   Legend; Stop Transfer Instructions...........................A-27
         6.7   Continued Employment of MCBA Employees.......................A-28
         6.8   Collection of Accounts Receivable; Sale of Inventory.........A-28
         6.9   Books and Records............................................A-28
         6.10  Registration Rights..........................................A-28
         6.11  Preparation of Proxy Statement; Stockholder Meeting..........A-28
         6.12  Formation of Acquisition Sub.................................A-28

ARTICLE 7      CONDITIONS PRECEDENT.........................................A-29

                                                                            Page
                                                                            ----

         7.1   Conditions to Obligations of STG and the MCBA Parties........A-29
               (a)     Third-Party Approvals................................A-29
               (b)     Legal Action.........................................A-29
               (c)     Securities Laws......................................A-29
               (d)     Governmental Consents................................A-29
         7.2   Conditions to Obligations of STG.............................A-29
               (a)     Representations and Warranties.......................A-29
               (b)     STG Board Approval...................................A-29
               (c)     Performance of Obligations...........................A-29
               (d)     Opinion of MCBA's Counsel............................A-30
               (e)     Financial Statements.................................A-30
               (f)     No Material Adverse Change...........................A-30
               (g)     Gunnells, Non-Compete................................A-30
               (h)     Escrow Agreement.....................................A-30
               (i)     Earn-Out Escrow Agreement............................A-30
               (j)     FIRPTA Compliance....................................A-30
               (k)     Employment Agreement.................................A-30
               (l)     Acceptance of STG Employment Offers..................A-30
               (m)     Stockholder Approval.................................A-30
               (n)     MCBA Closing Date Unaudited Balance Sheet............A-30
               (o)     Consent of IBM.......................................A-30
               (p)     Consent of Debt Holders..............................A-30
               (q)     Innovative Business Systems, Inc.....................A-31
               (r)     Harkins, Non-Compete.................................A-31
               (s)     Transfer or Sublease of Leases.......................A-31
               (t)     Cancellation of Indebtedness.........................A-31
         7.3   Conditions to Obligations of the MCBA Parties................A-31
               (a)     Representations and Warranties.......................A-31
               (b)     Performance of Obligations of STG....................A-31
               (c)     Opinion of STG's Counsel.............................A-31
               (d)     No Material Adverse Change...........................A-31
         7.4   Best Efforts.................................................A-31

ARTICLE 8      INDEMNIFICATION AND ESCROW...................................A-32
         8.1   Indemnification by MCBA and the Selling Shareholders.........A-32
         8.2   Escrow Fund..................................................A-32
         8.3   Escrow Period................................................A-33
         8.4   Protection of Escrow Fund....................................A-33
         8.5   Distributions; Voting........................................A-33
         8.6   Claims Upon Escrow Fund......................................A-33
         8.7   Objections to Claims.........................................A-33
         8.8   Resolution of Conflicts; Arbitration.........................A-34
         8.9   Distribution upon Termination of Escrow Period...............A-34
         8.10  Escrow Agent's Duties........................................A-34
         8.11  Indemnification by STG.......................................A-35
         8.12  Indemnification Procedure....................................A-35

ARTICLE 9      TERMINATION, AMENDMENT AND WAIVER............................A-36
         9.1   Termination..................................................A-36
         9.2   Effect of Termination; Sole Remedy...........................A-36
         9.3   Amendment....................................................A-37

         9.4   Extension; Waiver............................................A-37

ARTICLE 10     GENERAL......................................................A-38
         10.1  Notices......................................................A-38
         10.2  Headings.....................................................A-38
         10.3  Entire Understanding.........................................A-38
         10.4  Counterparts.................................................A-38
         10.5  Binding Nature...............................................A-38
         10.6  Applicable Law...............................................A-38
         10.7  Attorneys' Fees..............................................A-39
         10.8  Payment of Expenses..........................................A-39


Exhibits
--------

Exhibit B           MCBA Disclosure Schedule
Exhibit C           STG Disclosure Schedule
Exhibit 2.15        Form of Earn-Out Escrow Agreement
Exhibit 6.10        Form of Registration Rights Agreement
Exhibit 7.2(d)      Form of Opinion of MCBA's Counsel
Exhibit 7.2(g)      Form of Michael N. Gunnells' Covenant Not to Compete
Exhibit 7.2(k)      Form of Employment Agreement
Exhibit 7.2(q)      Form of Innovative IRA
Exhibit 7.2(r)      Form of John Harkins and Innovative Covenant Not to Compete
Exhibit 7.3(c)      Form of Opinion of STG's Counsel
Exhibit 8.2(a)      Form of Escrow Agreement

                    Schedules
                    ---------

Schedule 3.7        MCBA's Financial Statements
Schedule 3.8(c)     MCBA Obligations
Schedule 3.8(d)     MCBA Payments
Schedule 3.8(g)     MCBA Pledged Collateral
Schedule 3.9(a)     Fixed Assets; Properties
Schedule 3.10       Accounts Receivable; Notes Receivable
Schedule 3.11(c)    Taxes
Schedule 3.12(b)    Compensation
Schedule 3.15       Contracts
Schedule 3.17       Customers
Schedule 3.18       Inventories
Schedule 3.19(a)    Proprietary Rights
Schedule 3.20       Insurance
Schedule 3.21       Bank Accounts
Schedule 3.26       Benefit Plans
Schedule 3.29       Accounts Payable
Schedule 3.30       Liabilities
Schedule 3.33       Permits
Schedule 6.7        Employees

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), made and entered into as of the 22nd day of November, 1997 by and among SAVOIR TECHNOLOGY GROUP, INC., a Delaware corporation ("STG"), MCBA SYSTEMS, INC., an Alabama corporation ("MCBA"), MICHAEL N. GUNNELLS ("Gunnells") and JOHN HARKINS ("Harkins") (such individuals referred to herein collectively as the "Selling Shareholders" and, together with MCBA, the "MCBA Parties"), as amended by the FIRST AMENDMENT TO AGREEMENT AND PLAN OF REORGANIZATION, made and entered into as of the 27th day of March, 1998 by and among STG, STG ACQUISITION CORP., a Delaware corporation ("Acquisition Corp."), MCBA and the Selling Shareholders and the SECOND AMENDMENT TO AGREEMENT AND PLAN OF REORGANIZATION, made and entered into as of the 23rd day of April, 1998 by and among STG, Acquisition Corp, MCBA and the Selling Shareholders,

                              W I T N E S S E T H:

         WHEREAS, STG will cause a wholly owned Delaware corporation to be formed as soon as practicable following the date hereof ("Acquisition Sub"); and

         WHEREAS, the Boards of Directors of STG and MCBA have each determined that it is in the best interests of their respective stockholders for STG to acquire MCBA; and

         WHEREAS, in furtherance of the acquisition, Acquisition Sub will merge with and into MCBA in a reverse triangular merger (the "Merger"), with MCBA to be the surviving corporation of the Merger; and

         WHEREAS, the Merger and this Agreement require the vote of at least a majority of the shares of common stock, par value $0.01 per share (the "STG Common Stock"), of STG voting at a meeting duly called for the purpose of voting on the Merger at which a majority of the outstanding shares are present in person or by proxy, for the approval thereof (the "STG Stockholder Approval"); and

         WHEREAS, upon the effectiveness of the Merger, all of the outstanding shares of common stock, par value $0.10 per share (the "MCBA Common Stock"), of MCBA will be converted into STG Common Stock; and

         WHEREAS, the Merger is intended to be treated as a tax-free reorganization pursuant to the provisions of section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), by virtue of the provisions of section 368(a)(2)(E) of the Code:

         NOW, THEREFORE, in consideration of the promises and of the mutual provisions, agreements and covenants herein contained, STG, MCBA and the Selling Shareholders agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         The terms defined in this Agreement shall have their respective defined meanings whenever such terms are used in this Agreement unless the context expressly or by necessary implication otherwise requires.

                                    ARTICLE 2
                         PLAN OF REORGANIZATION; CLOSING

         2.1 THE MERGER. At the Effective Time (as defined in Section 2.2 hereof) and subject to and upon the terms and conditions of this Agreement, the General Corporation Law ("DGCL") of the State of Delaware and Alabama law, Acquisition Sub shall be merged with and into MCBA, the separate corporate existence of

Acquisition Sub shall cease, and MCBA shall continue as the surviving corporation (the "Surviving Corporation").

         2.2 EFFECTIVE TIME. As promptly as practicable after the satisfaction or waiver of the conditions precedent set forth in Article 7 hereof, the parties hereto shall cause the Merger to be consummated by filing the Agreement of Merger with the Secretary of State of the States of Alabama and Delaware, in such form as required by, and executed in accordance with, the relevant provisions of the Alabama Business Corporation Act and the DGCL (the time of such filing being the "Effective Time").

         2.3 EFFECT OF THE MERGER. At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of Alabama law and in the DGCL. Without limiting the generality of the foregoing, and subject thereto, all of the assets, property, rights, privileges, powers and franchises of MCBA and Acquisition Sub shall vest in MCBA, and all of the debts, liabilities and duties of MCBA and Acquisition Sub shall become the debts, liabilities and duties of MCBA.

         2.4  ARTICLES OF INCORPORATION AND BYLAWS.

         (a) At the Effective Time, the Articles of Incorporation of MCBA, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation unless otherwise determined by STG prior to the Effective Time.

         (b) The Bylaws of MCBA, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter amended as provided by Alabama law, the Articles of Incorporation of MCBA and the Bylaws of MCBA.

         2.5 DIRECTORS AND OFFICERS. The officers and directors of Acquisition Sub immediately prior to the Effective Time shall be the initial officers and directors of the Surviving Corporation, each to hold office in accordance with the Articles of Incorporation and Bylaws of MCBA and in each case until their respective successors are duly appointed, qualified and elected.

         2.6 EFFECT ON CAPITAL STOCK. At the Effective Time, by virtue of the Merger and without any further action on the part of Acquisition Sub, MCBA or their respective shareholders, the following actions shall occur:

         (a) PLAN OF MERGER; INITIAL CONSIDERATION. Each share of MCBA Common Stock issued and outstanding immediately prior to the Effective Time or deemed to be outstanding by virtue of any security outstanding at the Effective Time that is convertible into, exercisable or exchangeable for any capital stock of MCBA (each a "Share" and together the "Shares") will be converted automatically into the right to receive, and there shall be paid and issued as provided in this Agreement in exchange for such Share: (i) that number of shares of STG Common Stock, as shall equal Nine Hundred Thousand (adjusted pursuant to Section
2.17 hereof) divided by the total number of Shares (the "Initial Consideration"). The aggregate number of shares of STG Common Stock shall be reduced by that number of shares of STG Common Stock equal to (i) the unpaid balance of principal and interest pursuant to that certain Promissory Note (the "Promissory Note"), dated March 31, 1998, issued by MCBA to STG in the aggregate principal amount of Four Hundred Eighty Thousand Dollars ($480,000.00) divided by (ii) the value of one share of STG Common Stock which shall be calculated based on the average closing price of the STG Common Stock (as quoted in the Wall Street Journal) for the ten (10) trading days up to, but excluding, the second trading day before the Closing Date. In addition, the Selling Shareholders shall have the right to receive the Earn-Out Payments as described in Section 2.12 hereof.
 Upon surrender of the certificate or certificates representing the Shares at the Closing (as defined herein) new certificates for STG Common Stock shall be issued in accordance with this Section 2.6(a). Such certificates shall include an appropriate securities law legend, providing, among other things, that the stock evidenced by the certificates are being acquired for investment purposes and are restricted securities, as set forth in Section 6.6(a) hereof. Ten percent (10%) of the Initial Consideration of STG Common Stock will be held by the escrow agent pursuant to the terms of Article 8 hereof.

         (b) CAPITAL STOCK OF ACQUISITION SUB. The shares of capital stock of Acquisition Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become Five Thousand (5,000) validly issued, fully paid and nonassessable shares of Common Stock of the Surviving Corporation.

         (c) TREASURY STOCK AND STG OWNED STOCK. Each Share issued and held in MCBA's treasury or owned by STG, and subsidiary of MCBA, STG or Acquisition Sub shall automatically be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefore.

         2.7 NO FURTHER OWNERSHIP RIGHTS IN MCBA COMMON STOCK. All shares of STG Common Stock issued upon the surrender for exchange of each Share in accordance with the terms of this Agreement shall be deemed to have been issued in full satisfaction of all rights pertaining to such Shares. There shall be no further registration of transfers on the record of MCBA of Shares which were outstanding immediately prior to the Effective Time. If, after the Effective Time, certificates evidencing Shares are presented to MCBA or STG for any reason, such Shares shall be deemed void and canceled.

         2.8 LOST, STOLEN OR DESTROYED CERTIFICATES. In the event any certificates evidencing Shares shall have been lost, stolen or destroyed, STG shall issue in exchange for such lost, stolen or destroyed certificates, upon the making of an affidavit of that fact by the holder thereof, such Shares of STG Common Stock.

         2.9 TAKING OF NECESSARY ACTION; FURTHER ACTION. If, at any time after the Effective Time, any such further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Acquisition Sub with the full right, title and possession of all assets, property, rights, privileges, powers and franchises of MCBA and Acquisition Sub, the officers and directors of MCBA and Acquisition Sub are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action.

         2.10 TAX TREATMENT. The parties intend that the Merger be treated as a reorganization pursuant to the provisions of section 368(a)(1)(A) of the Code, by virtue of the provisions of section 368(a)(2)(E) of the Code. The parties hereto agree hereby to report the Merger as such.

         2.11 REORGANIZATION. The parties intend to adopt this Agreement as a plan of reorganization and to consummate the Merger in accordance with the provisions of section 368(a)(1)(A) of the Code, by virtue of the provisions of section 368(a)(2)(E) of the Code. The parties believe that the total consideration to be received in the Merger by the Selling Shareholders, including the Initial Consideration and the payments received pursuant to
Section 2.12(b), Section 2.12(c) and Section 2.12(f) hereof, is equal to the total value of the Shares to be surrendered in exchange therefor. No other transaction other than the Merger represents, provides for or is intended to be an adjustment to the consideration paid for the Shares. The parties shall not take a position on any tax returns inconsistent with this Section 2.11. In addition, STG represents now, and as of the Closing Date, that it presently intends to continue MCBA's historic business or use a significant portion of MCBA's business assets in a business (the "MCBA business of STG"). STG has no current plan or intention to liquidate MCBA, to merge MCBA with and into another corporation, to sell or otherwise dispose of the capital stock of MCBA or to cause MCBA to sell or otherwise dispose of any of its assets, except for dispositions made in the ordinary course of business or transfers described in section 368(a)(2)(C) of the Code. The provisions and representations contained or referred to in this Section 2.11 shall survive until the expiration of the applicable statute of limitations.

         2.12 EARN-OUT PAYMENTS. The Selling Shareholders shall have the opportunity to receive additional STG Common Stock pursuant to the following terms (the "Earn-Out Payments"):

         (a) The Earn-out Payments received by the Selling Shareholders will be based on the following components: (i) an amount equal to the MCBA Net Pretax Profit Dollars (as defined in Section 2.12(e) hereof) for the twelve (12) month period ending December 31, 1998 (the "1998 Net Pretax Profit"); (ii) an amount equal to the MCBA Net Pretax Profit Dollars for the twelve (12) month period ending December 31, 1999 (the "1999 Net Pretax Profit"; (iii) an amount equal to five (5) times the amount by which the 1998 Net Pretax

Profit exceeds One Million Eight Hundred Thousand Dollars ($1,800,000) (the "Year 1 Profit Component"); and (iv) an amount equal to five (5) times the amount by which the 1999 Net Pretax Profit exceeds One Million Eight Hundred Thousand Dollars ($1,800,000) (the "Year 2 Profit Component").

         (b) On or before January 31, 1999, STG shall calculate, and deliver notice of such calculation to the Selling Shareholders (the "Year 1 Calculation"), the 1998 Net Pretax Profit. If the 1998 Net Pretax Profit exceeds One Million Eight Hundred Thousand Dollars ($1,800,000), STG shall deliver to the Selling Shareholders, pursuant to Section 2.12(d) hereof, an Earn-Out Payment to be paid to the Selling Shareholders equal to 75% of the Year 1 Profit Component (together, the "1998 Earn-Out Payment").

         (c) On or before January 31, 2000, STG shall calculate, and deliver notice of such calculation to the Selling Shareholders (the "Year 2 Calculation"), the 1999 Net Pretax Profit. If the 1999 Net Pretax Profits exceed One Million Eight Hundred Thousand Dollars ($1,800,000), STG shall deliver to the Selling Shareholders, pursuant to Section 2.12(d) hereof, an Earn-Out Payment to be paid to the Selling Shareholders equal to (i) an amount equal to 25% of the Year 1 Profit Component and (ii) the Year 2 Profit Component (together, the "1999 Earn-Out Payment").

         (d) The Earn-Out Payments shall be paid in STG Common Stock in equal percentages to each of Gunnells and Harkins subject to the terms of Sections 2.12(f), 2.15 and 2.16 hereof. The value of the STG Common Stock to be issued as Earn-Out Payments shall be calculated based on the average closing price of the STG Common Stock (as quoted in the Wall Street Journal) for the ten (10) trading days up to, but excluding, the second trading day before December 30, 1998 and December 30, 1999, as applicable. The STG Common Stock held in escrow provided for in Section 2.15 shall be disbursed from escrow as needed to make the Earn-Out Payments. The remaining shares of STG Common Stock payable under this
Section 2.12 shall be newly validly issued, fully paid and nonassessable, shares of STG Common Stock. The aggregate amount of all shares of STG Common Stock issued as Earn-Out Payments and as Initial Consideration shall not exceed Two Million Four Hundred Thousand (2,400,000) shares of STG Common Stock, adjusted pursuant to Section 2.17 hereof.

         (e) MCBA Net Pretax Profit Dollars shall be calculated as follows ("MCBA Net Pretax Profit Dollars"): MCBA Revenue - (MCBA Cost of Goods Sold + MCBA Operating Expenses). For the purposes of this Section 2.12(e) the following definitions shall apply:

                  (i) MCBA Revenue shall mean all revenues, fees, promotional payments, marketing development funds, service fees, fees from IBM Credit Corporation and any other fees or payments derived from sales through MCBA and System 390 sales through STG and its affiliates.

                  (ii) MCBA Cost of Goods Sold shall mean any direct cost associated with the sales of hardware, software, or any type of services through MCBA.

                  (iii) MCBA Operating Expenses shall mean those expenses incurred in the operation of MCBA. This shall exclude any allocations to MCBA of any corporate fees and expenses (including, but not limited to, operating, overhead, administrative or similar costs and expenses) from STG or any other affiliated company, but shall include the interest costs of, or income from, the working capital necessary to the operation of MCBA.

         For the purpose of calculating the Earn-Out Payments and MCBA Net Pretax Profit Dollars, separate books and records shall be maintained by STG with respect to the MCBA Revenue, MCBA Cost of Goods Sold and MCBA Operating Expenses. Such books and records shall be maintained in accordance with generally accepted accounting principles ("GAAP") and classified consistent with MCBA's past accounting practices.

         (f) The Selling Shareholders will be entitled to reasonable rights to audit the Earn-Out Payments. Upon receipt of the Earn-Out Calculations from STG, the Selling Shareholders shall have ten (10) business days in which to request in writing that STG deliver within ten (10) business days of such request the books and records, and back up invoices and schedules, to the Selling Shareholders or their accountant to confirm the Earn-Out Calculations. If within ten (10) business days after receipt of the Earn-Out Calculations from STG, the Selling Shareholders do not request such books and records or if within thirty
(30) business days after receipt of such books and records the Selling Shareholders do not object to the Earn-Out Calculations, STG shall deliver instructions to its transfer agent to issue and deliver to the Selling Shareholders the STG Common Stock pursuant to the Earn-Out Payments as soon as reasonably practicable. If the Selling Shareholders request such books and records and within thirty (30) business days after receipt of such books and records, the Selling Shareholders object, in writing to STG, to the Earn-Out Calculations, STG and the Selling Shareholders shall work together in good faith to see if they can reach an agreement on the appropriate Earn-Out Payment. If within fourteen (14) calendar days the parties have not reached an agreement, the parties shall choose a nationally recognized accounting firm mutually agreed upon by STG and the Selling Shareholders who shall calculate the appropriate Earn-Out Payment. If no such agreement can be reached, then each of STG and the Selling Shareholders shall appoint one nationally recognized accounting firm, which accounting firms shall pick a third nationally recognized accounting firm who shall calculate the appropriate Earn-Out Payment. In the event that either STG or the Selling Shareholders shall fail to select a nationally recognized firm in accordance with the provisions of this subsection within thirty (30) days after notice by the other party that such selection should be made, and such other party has selected a nationally recognized accounting firm pursuant to the provisions hereof, the nationally recognized accounting firm selected by such party shall calculate the appropriate Earn-Out Payment. The decision of such nationally recognized accounting firm shall be conclusive and binding on both parties. Each of STG and the Selling Shareholders shall pay the costs and expenses of its own accountant and the Selling Shareholders shall pay the costs of the nationally recognized accounting firm selected by both parties or their representatives (the "Independent Accountant"); provided, however, that if a dispute arises that is resolved by the Independent Accountant and the amount of the Earn-Out Payment as calculated by the Independent Accountant exceeds by more than five percent (5%) the Earn-Out Calculations, STG shall pay the costs and expenses of the Selling Shareholders' and the Independent Accountant's costs and expenses.

         (g) During the period subsequent to Closing and ending on July 15, 2000, (i) STG shall conduct its business in conformity with sound business practices and consistent with past practices and (ii) STG shall not take any voluntary action for the purpose of preventing the Selling Shareholders from being able to earn the Earn-Out Payments or avoiding or seeking to avoid the observance or performance of any of the terms under this Section 2.12, and shall at all times in good faith assist in carrying out all such actions as may be reasonably necessary or appropriate in order to protect the rights of the Selling Shareholders with respect to its ability to earn the Earn-Out Payments against impairment. Notwithstanding this Section 2.12(g), nothing contained herein shall require the officers and directors of STG to maintain STG's business in a manner or take actions that would violate their fiduciary duties to STG and its shareholders.

         (h) If between the date hereof and July 15, 2000, STG commences a voluntary case under the federal bankruptcy laws or a petition is filed against STG under the federal bankruptcy laws (the "Bankruptcy Date") and is not dismissed within ninety (90) days, the Selling Shareholders shall be entitled to receive out of the Earn-Out Escrow, as defined in Section 2.15 hereof, an amount of STG Common Stock equal to the Earn-Out Payments earned by them at the time of the Bankruptcy Date and, to the extent the Earn-Out Escrow is insufficient to pay the Earn-Out Payments earned by the Selling Shareholders, the Selling Shareholders shall be entitled to seek recovery of any remaining Earn-Out Payments due as unsecured creditors of STG in the related bankruptcy proceedings.

         2.13 CLOSING DATE. The Closing under this Agreement (the "Closing") shall be held not more than two (2) business days following the satisfaction of all conditions precedent specified in this Agreement, unless duly waived by the party entitled to satisfaction thereof. In any event, if the Closing has not occurred on or before June 5, 1998, this Agreement may be terminated as provided in Section 9.1(c) hereof. Such date on which the Closing is to be held is herein referred to as the "Closing Date." The Closing shall be held at the offices of Pillsbury Madison & Sutro LLP, 2550 Hanover St., Palo Alto, California, at 10:00 a.m. on such date, or at such other time and place as STG and MCBA may agree upon in writing.

         2.14 ESCROW FOR INITIAL CONSIDERATION. The Selling Shareholders agree that ten percent (10%) of the STG Common Stock issued to the Selling Shareholders pursuant to Section 2.6(a) of this Agreement will be placed in escrow, as described in Article 8 hereof, as security for indemnification as provided in Article 8 hereof and for the Selling Shareholders' obligations under
Section 6.8 hereof until six (6) months after the Effective Time. On such date STG, shall instruct the Escrow Agent to promptly deliver any share certificates to the Selling Shareholders in equal proportion.

         2.15 EARN-OUT ESCROW. At the Closing, STG shall pay to First Trust of California, National Association, as escrow agent, Three Hundred Thousand (300,000) shares of STG Common Stock, adjusted pursuant to Section 2.17 hereof, issued to Gunnells and Harkins in equal proportion as owners, with voting and distribution rights in accordance with the Earn-Out Escrow Agreement, subject only to the failure to achieve the Earn-Out Payments described in Section 2.12 hereof, and as security for indemnification as provided in Article 8 hereof and for the Selling Shareholders' obligations under Section 6.8 hereof. The form of Escrow Agreement for the Earn-Out Payments is in the form attached hereto as
EXHIBIT 2.15 (the "Earn-Out Escrow Agreement").

         2.16  RIGHT OF SET-OFF.

         (a) In addition to such other rights and remedies STG may have with respect to the collection of Indemnifiable Damages (as defined in Section 8.1 hereof) owed by the Selling Shareholders to STG provided for in Article 8 hereof, the collection of Accounts Receivable or the Sale of Inventory (as defined in Section 6.8 hereof) provided for in Section 6.8 hereof, STG shall have the right of set-off and shall have the right to charge any part or all of the Indemnifiable Damages, or uncollected Accounts Receivable or Unsold Inventory owed by the Selling Shareholders to STG against the Earn-Out Payments upon compliance with the notice, dispute and arbitration provisions as set forth in this Section 2.16 (the "Right of Set-Off").

         (b) STG shall provide written notice to the Spokesperson (as defined in Section 8.7 hereof), of STG's intent to exercise its Right of Set-Off (the "Set-Off Notice"), specifying in reasonable detail the individual items of Indemnifiable Damages included in the amount so stated, the date each such item was paid or properly accrued, and the nature of the misrepresentation, breach of warranty or claim to which such item is related.

         (c) For the purpose of a Right of Set-Off pursuant to this Agreement, each share of STG Common Stock shall be valued at an amount equal to the average ten (10) day closing price per share of STG Common Stock on The Nasdaq Stock Market prior to the date on which the STG Common Stock is to be paid as an Earn-Out Payment.

         (d) Upon receipt of the Set-Off Notice, the Spokesperson shall have thirty (30) days after such delivery to object in writing to any Right of Set-Off. If the Spokesperson shall object in writing to the Set-Off Notice, the Spokesperson and STG shall attempt in good faith to agree upon the rights of the respective parties with respect to each claim therein. If no such agreement can be reached after good faith negotiation within sixty (60) days after objection by either the Spokesperson or STG, either STG or the Spokesperson may demand arbitration of the matter and the matter shall be settled by arbitration conducted in the manner set forth in Section 8.8 hereof.

         (e) STG shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which a Right of Set-Off may be sought under this Agreement, and shall otherwise comply with all the provisions of Section 8.12 hereof.

         2.17 ADJUSTMENTS TO EARN-OUT STOCK. The amount of STG Common Stock issued as Initial Consideration or Earn-Out Payments shall be adjusted to reflect fully the effect of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible int STG Common Stock), reorganization, recapitalization or other like change with respect to STG Common Stock effected without consideration, occurring after the date hereof.

                                    ARTICLE 3
                     REPRESENTATIONS AND WARRANTIES OF MCBA
                          AND THE SELLING SHAREHOLDERS

         Except as otherwise set forth in the disclosure schedule attached hereto as EXHIBIT B (the "Disclosure Schedule"), MCBA and the Selling Shareholders represent and warrant to STG as of the date hereof as follows:

         3.1 ORGANIZATION. MCBA is a corporation duly organized, validly existing and in good standing under the laws of the State of Alabama, and is not required to be qualified in any other jurisdiction except where the failure to be so qualified will not have a material adverse effect on MCBA and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

         3.2 CAPITAL STRUCTURE; TITLE TO SHARES; SELLING SHAREHOLDERS AUTHORITY. The authorized capital stock of MCBA consists of Ten Thousand (10,000) shares of common stock, par value $0.10 per share. As of the date hereof and as of the Closing Date, Five Thousand (5,000) shares of MCBA Common Stock were issued and outstanding. Gunnells and Harkins are the sole shareholders of MCBA, and each own Two Thousand Five Hundred (2,500) shares of MCBA Common Stock.

         All of the outstanding MCBA Common Stock was issued in compliance with applicable federal and state securities laws and regulations. All of the outstanding shares of MCBA Common Stock are duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights created by statute, MCBA's Articles of Incorporation or Bylaws, or any agreement to which MCBA or the Selling Shareholders is a party.

         Each Selling Shareholder has, and on the Closing Date will have, good and marketable title to the shares of MCBA Common Stock proposed to be sold by such Selling Shareholder and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver such shares of MCBA Common Stock hereunder, free and clear of all voting trust arrangements, liens, encumbrances, equities, security interests, restrictions and claims whatsoever; and upon delivery of and payment for such shares of MCBA Common Stock hereunder, Buyer will acquire good and marketable title thereto, free and clear of all liens, encumbrances, equities, claims, restrictions, security interests, voting trusts or other defects of title whatsoever.

         3.3 OBLIGATIONS WITH RESPECT TO CAPITAL STOCK. There are no options, warrants, calls, rights, commitments or agreements of any character to which MCBA or the Selling Shareholders is a party or by which it is bound obligating MCBA or the Selling Shareholders to issue any shares of capital stock of MCBA or obligating MCBA or the Selling Shareholders to grant, extend or enter into any such option, warrant, call, right, commitment or agreement. There are no voting trusts, proxies or other agreements with respect to the shares of capital stock of MCBA.

         3.4 EQUITY INVESTMENTS. MCBA does not own any equity stock or interest, directly or indirectly, in any corporation, partnership, joint venture, firm or other entity. MCBA has no Subsidiaries (as such term is defined in Section 6.2 hereof).

         3.5 AUTHORITY. MCBA has all requisite corporate power and authority to enter into this Agreement and, subject to satisfaction of the conditions set forth herein, to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of MCBA. This Agreement has been duly executed and delivered by MCBA and the Selling Shareholders and constitutes the valid and binding obligation of MCBA and the Selling Shareholders, enforceable in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors and the effect or availability of rules of law governing specific performance, injunctive relief or other equitable remedies. Provided the conditions set forth in Article 7 are satisfied, the execution and delivery of this Agreement does not nor will not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation under (a) any provision of the Articles of Incorporation or Bylaws of MCBA or (b) any material agreement or instrument, permit, franchise, license, judgment, order, decree, rule or regulation of any court or governmental agency or body applicable to MCBA or the Selling Shareholders or their respective properties or assets.

         3.6 CONSENTS AND APPROVALS. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority (a "Governmental Entity"), is required by or with respect to MCBA or the Selling Shareholders in connection with the execution and delivery of this Agreement by MCBA or the Selling Shareholders or the consummation by MCBA or the Selling Shareholders of the transactions contemplated hereby or thereby, except (a) in connection, or in compliance, with the provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (b) the filing of the Certificate of Merger with the Secretary of State of the State of Alabama and appropriate documents with the relevant authorities of other states in which MCBA is qualified to do business, (c) such filings, authorizations, orders and approvals as may be required by state takeover laws (the "State Takeover Approvals") or state securities or "blue sky" laws, and (d) such other consents, orders, authorizations, registrations, declarations and filings the failure of which to be obtained or made would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on MCBA or prevent or result in a third party materially delaying the consummation of the Merger.

         3.7 FINANCIAL STATEMENTS. MCBA has furnished STG with audited statements of income and retained earnings for the fiscal year ended December 31, 1996 and MCBA's audited consolidated balance sheet at December 31, 1996 (the "MCBA Audited Financials"). MCBA has furnished STG with a reviewed statement of income and retained earnings for the fiscal year ended December 31, 1995 and MCBA's reviewed consolidated balance sheet at December 31, 1995 (the "MCBA Reviewed Financials"). MCBA has furnished STG with an unaudited statement of income and retained earnings for the Nine (9) month period ended September 30, 1997 and MCBA's unaudited consolidated balance sheet at September 30, 1997 (the "MCBA Balance Sheet"). All such financial statements are attached hereto as
SCHEDULE 3.7. Prior to Closing, MCBA shall furnish STG with an audited statement of income and retained earnings for the fiscal year ended December 31, 1997 and MCBA's audited consolidated balance sheet at December 31, 1997. Within sixty
(60) days following Closing, MCBA will furnish to STG an audited Closing Date balance sheet of MCBA and statement of income and retained earnings for the period ended as of the Closing Date (the "Closing Date Balance Sheet"). All of the above financial statements are hereinafter referred to as the "MCBA Financial Statements." The MCBA Financial Statements have been and will be complete, true and accurate in all material respects and, except for any interim financial statements, have been prepared by an independent certified public accountant in accordance with GAAP applied on a consistent basis during the periods involved, and are or will be in accordance with MCBA's books and records, and fairly present the financial position of MCBA and the results of its operations as of the date and for the periods indicated thereon. At the date of the MCBA Balance Sheet (the "MCBA Balance Sheet Date") and as of the Closing Date, MCBA had and will have no liabilities or obligations, secured or unsecured (whether accrued, absolute, contingent or otherwise) not reflected on the MCBA Balance Sheet or Closing Date Balance Sheet or the accompanying notes thereto.

         3.8 BUSINESS CHANGES. Since September 30, 1997, except as otherwise contemplated by this Agreement or as disclosed in writing to STG, MCBA has conducted its business only in the ordinary and usual course and, without limiting the generality of the foregoing:

         (a) There have been no changes in the condition (financial or otherwise), business, net worth, assets, properties, employees, operations, obligations or liabilities of MCBA which, in the aggregate, have had or may be reasonably expected to have a materially adverse effect on the condition, business, net worth, assets, prospects, properties or operations of MCBA.

         (b) MCBA has not issued, or authorized for issuance, or entered into any commitment to issue, any equity security, bond, note or other security of MCBA.

         (c) Except as disclosed on SCHEDULE 3.8(C), MCBA has not incurred debt for borrowed money, nor incurred any obligation or liability except in the ordinary and usual course of business and in any event not in excess of ten Thousand Dollars ($10,000) for any single occurrence.

         (d) Except for the payments identified in SCHEDULE 3.8(D), MCBA has not paid any obligation or liability, or discharged, settled or satisfied any claim, lien or encumbrance, except for current liabilities in the ordinary and usual course of business and in any event not in excess of Ten Thousand Dollars ($10,000) for any single occurrence.

         (e) MCBA has not declared or made any dividend, payment or other distribution on or with respect to any share of capital stock of MCBA.

         (f) MCBA has not purchased, redeemed or otherwise acquired or committed itself to acquire, directly or indirectly, any share or shares of capital stock of MCBA.

         (g) Except as disclosed on SCHEDULE 3.8(G), MCBA has not mortgaged, pledged, or otherwise encumbered any of its assets or properties, other than inventory sold in the normal course of business or accounts receivable.

         (h) MCBA has not disposed of, or agreed to dispose of, by sale, lease, license or otherwise, any asset or property, tangible or intangible, except, in the case of such other assets and property, in the ordinary and usual course of business, and in each case for a consideration believed to be at least equal to the fair value of such asset or property and in any event not in excess of Five Thousand Dollars ($5,000) for any single item or Twenty-Five Thousand Dollars ($25,000) in the aggregate other than inventory sold or returned in the normal course of business.

         (i) MCBA has not purchased or agreed to purchase or otherwise acquire any securities of any corporation, partnership, joint venture, firm or other entity; MCBA has not made any expenditure or commitment for the purchase, acquisition, construction or improvement of a capital asset, except in the ordinary and usual course of business and in any event not in excess of Five Thousand Dollars ($5,000) for any single item or Twenty-Five Thousand Dollars ($25,000) in the aggregate.

         (j) MCBA has not entered into any transaction or contract, or made any commitment to do the same, except in the ordinary and usual course of business.

         (k) MCBA has not sold, assigned, transferred or conveyed, or committed itself to sell, assign, transfer or convey, any Proprietary Rights (as defined in Section 3.19 hereof).

         (l) MCBA has not adopted or amended any bonus, incentive, profit-sharing, stock option, stock purchase, pension, retirement, deferred-compensation, severance, life insurance, medical or other benefit plan, agreement, trust, fund or arrangement for the benefit of employees of any kind whatsoever, nor entered into or amended any agreement relating to employment, services as an independent contractor or consultant, or severance or termination pay, nor agreed to do any of the foregoing.

         (m) MCBA has not effected or agreed to effect any change in its directors, officers or key employees.

         (n) MCBA has not effected or committed itself to effect any amendment or modification in its Articles of Incorporation or Bylaws, except as contemplated in this Agreement.

         3.9  FIXED ASSETS; PROPERTIES.

         (a) SCHEDULE 3.9(A) sets forth the real and personal property, including fixed assets and equipment, owned or leased by MCBA. The MCBA Balance Sheet reflects and the Closing Date Balance Sheet will reflect all of the personal property owned or leased and used by MCBA in its business or otherwise held by MCBA, except for (i) property acquired or disposed of in the ordinary and usual course of the business of MCBA since the date of such Balance Sheet, and (ii) personal property not required under GAAP to be reflected thereon. Except as reflected in the notes to the MCBA Balance Sheet and Closing Date Balance Sheet or SCHEDULE 3.8(G), MCBA has good and marketable title to all assets and properties listed on the MCBA Balance Sheet and Closing Date Balance Sheet and thereafter acquired, free and clear of any imperfections of title, lien, claim, encumbrance, restriction, charge or equity of any nature whatsoever, except for the lien of current taxes not yet delinquent. The fixed assets described in SCHEDULE 3.9(A) constitute all of the tangible personal property (other than inventory) currently used in the business. All of the fixed assets reflected on the MCBA Balance Sheet and Closing Date Balance Sheet or thereafter acquired are in good condition and repair for the requirements of the business as presently conducted by MCBA.

         (b) MCBA has provided STG with a full and complete list of all real and personal property leased by MCBA or under option to purchase by MCBA. All such property leased by MCBA is held under valid, existing and enforceable leases. The operations of MCBA thereon do not violate any applicable material building code, zoning requirement or classification, or pollution control ordinance or statute relating to the property or to such operations.

         (c) To the best of MCBA's and the Selling Shareholders' knowledge there are no Hazardous Substances in, under or about the soil, sediment, surface water or groundwater on, under or around any properties at any time owned, leased or occupied by MCBA. MCBA has not disposed of any Hazardous Substances on or about such property. MCBA has not disposed of any materials at any site being investigated or remediated for contamination or possible contamination of the environment. "Hazardous Substances" shall mean any substance regulated or prohibited by any law or designated by any governmental agency to be hazardous, toxic, radioactive, regulated medical waste or otherwise a danger to health or the environment.

         (d) MCBA has conducted its business in accordance with all applicable laws, regulations, orders and other requirements of governmental authorities relating to Hazardous Substances and the use, storage, treatment, disposal, transport, generation, release and exposure of others to Hazardous Substances. MCBA has not received any notice of any investigation, claim or proceeding against MCBA relating to Hazardous Substances and MCBA is not aware of any fact or circumstance which could involve MCBA in any environmental litigation, proceeding, investigation or claim or impose any environmental liability upon MCBA.

         3.10 ACCOUNTS RECEIVABLE; NOTES RECEIVABLE. SCHEDULE 3.10 contains a summary of the accounts receivable of MCBA as of September 30, 1997, together with an accurate aging of such accounts receivable. The accounts receivable set forth on SCHEDULE 3.10 and those outstanding and unpaid as of the Closing Date that will be reflected in the Closing Date Balance Sheet (together, the "Accounts Receivable") arose out of or will arise out of the bona fide furnishing of goods and services, each in the operation of the business of MCBA, and require or will require no additional performance by MCBA. To the best of MCBA's and the Selling Shareholders' knowledge the Accounts Receivable are collectible at their full amounts, subject only to the amount of any bad debt allowance reflected on the Closing Date Balance Sheet. Except as set forth on
SCHEDULE 3.10, the notes receivable are obligations of current customers of MCBA, whether on an open account or cash on delivery basis, and there are no disputes between MCBA and any obligor under any such note receivable with respect to the amount owing or the payment terms thereunder. MCBA has provided STG with accurate information concerning amounts and aging of Accounts Receivable and with an accurate customer list of MCBA. MCBA shall prepare an Accounts Receivable report as of the end of the business day preceding the Closing Date (the "Report") which shall include MCBA's trade accounts receivable arising out of the operation of MCBA's business in the ordinary course which are unpaid as of the Closing Date and which reconciles to the Closing Date Balance Sheet. The Report shall be attached hereto as of the Closing Date as SCHEDULE 3.10.

         3.11  TAXES.

         (a) For purposes of this Agreement, the following terms have the following meanings: "Tax" (and, with correlative meaning, "Taxes" and "Taxable") means any and all taxes, including without limitation (i) any income, profits, alternative or add-on minimum tax, gross receipts, sales, use, value-added, ad valorem, transfer, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, net worth, premium, property, environmental or windfall profit tax, custom, duty or other tax, governmental fee or assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount imposed by any Governmental Entity responsible for the imposition of any such tax (domestic or foreign) (a "Taxing Authority"), (ii) any liability for the payment of any amounts of the type described in clause (i) above as a result of being a member of an affiliated, consolidated, combined or unitary group for any Taxable period or as the result of being a transferee or successor thereof, and (iii) any liability for the payment of any amounts of the type described in clause (i) or (ii) above as a result of any express or implied obligation to indemnify any other person.

         (b) All Tax returns, statements, reports and forms (including estimated Tax returns and reports and information returns and reports) required to be filed with any Taxing Authority with respect to any Taxable period ending on or before the Effective Time, by or on behalf of MCBA (collectively, the "MCBA Returns"), have been or will be filed when due (including any extensions of such due date), and all amounts shown to be due thereon on or before the Effective Time have been or will be paid on or before such date. The MCBA Financial Statements fully accrue all actual and contingent liabilities for Taxes with respect to all periods through the dates thereof in accordance with GAAP. The MCBA Balance Sheet (i) fully accrues consistent with past practices and in accordance with GAAP all actual and contingent liabilities for Taxes with respect to all periods through the MCBA Balance Sheet Date and (ii) properly accrues consistent with past practices and in accordance with GAAP all liabilities for Taxes payable after the MCBA Balance Sheet Date with respect to all transactions and events occurring on or prior to such date. All information set forth in the notes to the MCBA Financial Statements relating to Tax matters is true, complete and accurate in all material respects.

         (c) No Tax liability since the MCBA Balance Sheet Date has been incurred other than in the ordinary course of business and adequate provision has been made for all Taxes since that date in accordance with GAAP on at least a quarterly or, with respect to employment taxes, monthly basis. MCBA has withheld and paid to the applicable financial institution or Taxing Authority all amounts required to be withheld. Except as set forth in SCHEDULE 3.11(C), all MCBA Returns filed with respect to federal income tax returns for Taxable years of MCBA in the case of the United States, have been examined and closed and copies of audit reports previously have been provided to STG or are MCBA Returns with respect to which the applicable period for assessment under applicable law, after giving effect to extensions or waivers, has expired. MCBA has not granted any extension or waiver of the limitation period applicable to any MCBA Returns.

         (d) There is no claim, audit, action, suit, proceeding or investigation now pending or, to the best knowledge of MCBA, threatened against or with respect to MCBA in respect of any Tax or assessment. There are no liabilities for Taxes with respect to any notice of deficiency or similar document of any Tax Authority received by MCBA which have not been satisfied in full (including liabilities for interest, additions to tax and penalties thereon and related expenses). Neither MCBA nor any person on behalf of MCBA has entered into or will enter into any agreement or consent pursuant to section 341(f) of the Code. There are no liens for Taxes upon the assets of MCBA except liens for current Taxes not yet due. Except as may be required as a result of the Merger, MCBA has not been and will not be required to include any adjustment in Taxable income for any Tax period (or portion thereof) pursuant to section 481 or 263A of the Code or any comparable provision under state, local or foreign Tax laws as a result of transactions, events or accounting methods employed prior to the Effective Time.

         (e) There is no contract, agreement, plan or arrangement, including without limitation the provisions of this Agreement, covering any employee or independent contractor or former employee or independent contractor of MCBA that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to section 280G or section 162 of the Code (as determined without regard to section

280G(b)(4)). Other than pursuant to this Agreement, MCBA is not a party to or bound by (and will not prior to the Effective Time become a party to or bound by) any tax indemnity, tax sharing or tax allocation agreement (whether written, unwritten or arising under operation of federal law as a result of being a member of a group filing consolidated tax returns, under operation of certain state laws as a result of being a member of a unitary group, or under comparable laws of other states or foreign jurisdictions) which includes a party other than MCBA. None of the assets of MCBA (i) is property that MCBA is required to treat as owned by any other person pursuant to the so-called "safe harbor lease" provisions of former section 168(f)(8) of the Code, (ii) directly or indirectly secures any debt the interest on which is tax exempt under section 103(a) of the Code, (iii) is "tax exempt use property" within the meaning of section 168(h) of the Code or (iv) is property the taxable disposition of which would give rise to "recognized built-in gain" within the meaning of section 1374 of the Code or comparable provisions of state, local or foreign Tax laws. MCBA has not participated in (and prior to the Effective Time MCBA will not participate in) an international boycott within the meaning of section 999 of the Code. MCBA has previously provided or made available to STG true and correct copies of all MCBA Returns, and, as reasonably requested by STG, prior to or following the date hereof, presently existing information statements, reports, work papers, Tax opinions and memoranda and other Tax data and documents.

         (f) Since the date of its incorporation, MCBA has validly elected to be, has been continuously, and is currently and validly taxable as an "S corporation" under section 1361, et seq., of the Code and comparable provisions of applicable state, local and foreign Tax laws. No event has occurred nor will have occurred prior to the Effective Time which has terminated or will terminate, under section 1362(d) of the Code or comparable provisions of state, local or foreign Tax laws, the election of TSI to be so taxable. As of the Effective Time, and except as set forth in SCHEDULE 3.11(C), MCBA will have no "accumulated earnings and profits" within the meaning of section 1362(d)(3) of the Code or comparable provisions of state, local or foreign Tax laws.

          (g) MCBA is not liable for and will not prior to the Effective Time become a party to or liable for, nor will it become liable for in the future as a result of any actions taken by MCBA or the Selling Shareholders prior to the Effective Time, any taxes, including, without limitation, any payroll taxes, incurred by Mini-Computer Business Application, Inc. or Innovative Business Systems, Inc. (together, the "Affiliated Companies") including, without limitation, as a result of any tax indemnity, tax sharing or tax allocation agreement (whether written, unwritten or arising under operation of federal law as a result of being a member of a group filing consolidated tax returns, under operation of certain state laws as a result of being a member of a unitary group, or under comparable laws of other states or foreign jurisdictions). MCBA is not a party to or liable for, nor is any of the property of MCBA subject to any liens relating to, the Installment Agreement by and among the Internal Revenue Service ("IRS"), Mini-Computer Business Applications Inc. and Innovative Business Systems, Inc. dated as of February 26, 1996.

         3.12 EMPLOYEES; COMPENSATION. MCBA has provided in SCHEDULE 3.12(B) a full and complete list of (a) all directors, officers, employees or consultants of MCBA as of the date set forth thereon, specifying their names and job designations, their dates of hire, the total amount paid or payable as wages, salaries or other forms of direct compensation, the basis of such compensation, whether fixed or commission or a combination thereof, and (b) except as set forth on SCHEDULE 3.26, all employee profit sharing, stock option, stock purchase, pension, bonus, incentive, retirement, medical reimbursement, life insurance, deferred compensation or any other employee benefit plan or arrangement. Since September 30, 1997, MCBA has not paid or committed itself to pay to or for the benefit of any of its directors, officers, employees or shareholders any compensation of any kind other than wages, salaries and benefits at the times and rates in effect on SCHEDULE 3.12(B), nor has it effected or agreed to effect any amendment or supplement to any employee profit sharing, stock option, stock purchase, pension, bonus, incentive, retirement, medical reimbursement, life insurance, deferred compensation or any other employee benefit plan or arrangement except as set forth on SCHEDULE 3.12(B) or
SCHEDULE 3.26. MCBA does not have any bonus plan or obligations with respect to any bonus plan, except as set forth in SCHEDULE 3.12(B).

         3.13 COMPLIANCE WITH LAW. All material licenses, franchises, permits, clearances, consents, certificates and other evidences of authority of MCBA which are necessary to the conduct of MCBA's business

("Permits") are in full force and effect and MCBA is not in violation of any Permit in any material respect. The business of MCBA has been conducted in accordance with all applicable laws, regulations, orders and other requirements of governmental authorities.

         3.14 LITIGATION. Except for litigation initiated by MCBA relating to collections, there is no claim, dispute, action, proceeding, notice, order, suit, appeal or investigation, at law or in equity, pending against MCBA, or involving any of its assets or properties, before any court, agency, authority, arbitration panel or other tribunal (other than those, if any, with respect to which service of process or similar notice has not yet been made on MCBA), and none have been threatened. MCBA and the Selling Shareholders are aware of no facts which, if known to shareholders, customers, governmental authorities or other persons, would result in any such claim, dispute, action, proceeding, suit or appeal or investigation. MCBA is not subject to any order, writ, injunction or decree of any court, agency, authority, arbitration panel or other tribunal, nor is it in default with respect to any notice, order, writ, injunction or decree.

         3.15 CONTRACTS. Except as provided herein, MCBA has provided STG with a complete list in SCHEDULE 3.15 of each executory contract and agreement in the following categories to which MCBA is a party, or by which it is bound in any respect: (a) agreements for the purchase, sale, lease or other disposition of equipment, goods, materials, research and development, supplies, studies or capital assets, or for the performance of services, in any case involving more than Five Thousand Dollars ($5,000); (b) contracts or agreements for the joint performance of work or services, and all other joint venture agreements; (c) management or employment contracts, consulting contracts, collective bargaining contracts, termination and severance agreements; (d) notes, mortgages, deeds of trust, loan agreements, security guarantees, debentures, indentures, credit agreements and other evidences of indebtedness; (e) pension, retirement, profit-sharing, deferred compensation, bonus, incentive, life insurance, hospitalization or other employee benefit plans or arrangements (including, without limitation, any contracts or agreements with trustees, insurance companies or others relating to any such employee benefit plan or arrangement);
(f) stock option, stock purchase, warrant, repurchase or other contracts or agreements relating to any share of capital stock of MCBA; (g) contracts or agreements with agents, brokers, consignees, sales representatives or distributors; (h) contracts or agreements with any director, officer, employee, consultant or shareholder; (i) powers of attorney or similar authorizations granted by MCBA to third parties; (j) licenses, sublicenses, royalty agreements and other contracts or agreements to which MCBA is a party, or otherwise subject, relating to technical assistance or to Proprietary Rights (as defined in Section 3.19 hereof); and (k) other material contracts.

         MCBA has not entered into any contract or agreement containing covenants limiting the right of MCBA or the Selling Shareholders to compete in any business or with any person. As used in this Agreement, the terms "contract" and "agreement" include every contract, agreement, commitment, understanding and promise, whether written or oral.

         The contract, dated January 11, 1996 and as amended on January 25, 1996, by and between MCBA and Bluebird Systems (the "Bluebird Contract") provides that: (i) MCBA is obliged to pay commissions only to those customers listed on SCHEDULE 3.15 hereto and (ii) MCBA's obligations and liabilities pursuant to the Bluebird Contract are contractually limited to an amount not to exceed Five Hundred Thousand Dollars ($500,000). MCBA has no other contractual obligations to Bluebird Systems or any other person or entity related to Bluebird Systems.

         Except for the loan agreement between Mini-Computer Business Applications, Inc. and First Commercial Bank pursuant to which MCBA is debtor, MCBA has no other bank line of credit, loans or other similar contracts or agreements with banks or financial institutions.

         3.16  NO DEFAULT.

         (a) Each of the contracts, agreements or other instruments referred to in Section 3.15 hereof and each of the standard customer agreements or contracts of MCBA is a legal, binding and enforceable obligation by or against MCBA, subject only to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other similar federal or state laws affecting the rights of creditors and the effect or availability of rules of law governing specific performance, injunctive relief or other equitable remedies (regardless of whether any such remedy is considered in a proceeding at law or in equity). To the MCBA Parties' knowledge, no party with whom MCBA has an agreement or contract is in default thereunder or has breached any term or provision thereof which is material to the conduct of MCBA's business.

         (b) MCBA has performed, or is now performing, the obligations of, and MCBA is not in material default (or would by the lapse of time and/or the giving of notice be in material default) in respect of, any contract, agreement or commitment binding upon it or its assets or properties and material to the conduct of its business. No third party has raised any claim, dispute or controversy with respect to any of the executory contracts of MCBA, nor has MCBA received written notice or warning of alleged nonperformance, delay in delivery or other noncompliance by MCBA with respect to its obligations under any of those contracts, nor are there any facts which exist indicating that any of those contracts may be totally or partially terminated or suspended by the other parties thereto.

         3.17 BUSINESS AND CUSTOMERS. SCHEDULE 3.17 is a list of all of MCBA's customers from whom more than Five Thousand Dollars ($5,000) in revenues were received in the Nine (9) months ended September 30, 1997 and up to the Closing Date.

         3.18 INVENTORIES. The inventories of MCBA consist of items of a quality and quantity usable and salable (within less than six (6) months from the date of Closing) in the normal course of the business, subject only to balance sheet reserves as set forth on the MCBA Balance Sheet or Closing Date Balance Sheet. MCBA's inventories relating to MCBA's business which are on hand as of the Closing Date shall be referred to herein as the "Inventories." A physical inventory shall be taken no earlier than the weekend preceding the date of the Closing (the "Physical Inventory"). A Physical Inventory list shall be prepared that includes a description of each Inventory item, the number of units of each item on hand as of the date of the Physical Inventory and the value of said Inventory on a lower of cost or market basis (the "Listing"). The Listing is attached hereto as SCHEDULE 3.18. In addition, a summary of inventory on hand as of September 30, 1997 is set forth in SCHEDULE 3.18. All items included in such inventories are owned by MCBA. All inventory on hand at Closing will be set forth on the Closing Date Balance Sheet. Except for inventory pledged as collateral to IBM Credit Corporation, no items included in the Inventories have been pledged as collateral or are held by MCBA on consignment from others. All the Inventories reflected on the balance sheets included in the Financial Statements and on the books of MCBA are based on quantities determined from month-end physical count, and are valued in the Financial Statements at the lower of cost (last-in, first-out) or market and on a basis consistent with that of prior periods.

         3.19  PROPRIETARY RIGHTS.

         (a) MCBA has provided STG with a complete list in writing in SCHEDULE 3.19(A) of all computer software, software programs, patents and applications for patents, trademarks, trade names, service marks, and copyrights, and applications therefor, owned or used by MCBA or in which it has any rights or licenses, except for software used by MCBA and generally available on the commercial market. MCBA has provided STG with a complete and accurate description in SCHEDULE 3.19(A) of all agreements of MCBA with each officer, employee or consultant of MCBA providing MCBA with title and ownership to patents, patent applications, trade secrets and inventions developed or used by MCBA in its business. All of such agreements so described are valid, enforceable and legally binding, subject to the effect of applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors or availability of rules of law governing specific performance, injunctive relief or other equitable remedies (regardless of whether any such remedy is considered in a proceeding at law or in equity).

         (b) MCBA owns or possesses licenses or other rights to use all computer software, software programs, patents, patent applications, trademarks, trademark applications, trade secrets, service marks, trade names, copyrights, inventions, drawings, designs, customer lists, proprietary know-how or information, or other rights with respect thereto (collectively referred to as "Proprietary Rights"), used in the business of MCBA, and the same are sufficient to conduct MCBA's business as it has been and is now being conducted.

         (c) To the best of MCBA's and the Selling Shareholders' knowledge, the operations of MCBA do not conflict with or infringe, and no one has asserted to MCBA or the Selling Shareholders that such operations conflict with or infringe, on any Proprietary Rights, owned, possessed or used by any third party. To the best of MCBA's and the Selling Shareholders' knowledge, there are no claims, disputes, actions, proceedings, suits or appeals pending against MCBA with respect to any Proprietary Rights (other than those, if any, with respect to which service of process or similar notice may not yet have been made on MCBA), and, none has been threatened against MCBA. To the knowledge of MCBA and the Selling Shareholders, there are no facts or alleged facts which would reasonably serve as a basis for any claim that MCBA does not have the right to use, free of any rights or claims of others, all Proprietary Rights in the development, manufacture, use, sale or other disposition of any or all products or services presently being used, furnished or sold in the conduct of the business of MCBA as it has been and is now being conducted.

         (d) To the best of MCBA's and the Selling Shareholders' knowledge, no employee of MCBA is in violation of any term of any employment contract, proprietary information and inventions agreement, non-competition agreement, or any other contract or agreement relating to the relationship of any such employee with MCBA or any previous employer.

         3.20 INSURANCE. MCBA has provided STG with a complete list in SCHEDULE
3.20 of all policies of insurance to which MCBA is a party or is a beneficiary or named insured. MCBA has in full force and effect, with all premiums due thereon paid, the policies of insurance set forth therein. All the insurable properties of MCBA are insured in amounts and coverage and against risks and losses which are adequate and usually insured against by persons holding or operating similar properties in similar businesses. There were no claims in excess of Ten Thousand Dollars ($10,000) asserted under any of the insurance policies of MCBA in respect of all motor vehicle, general liability, professional liability, errors and omissions, and worker's compensation claims, nor medical claims in excess of Twenty-Five Thousand Dollars ($25,000) for the period from the MCBA incorporation date to the date of this Agreement.

         3.21 BANK ACCOUNTS. MCBA has furnished to STG a true and correct list in SCHEDULE 3.21 setting forth the names and addresses of all banks, other institutions and state governmental departments at which MCBA has accounts, deposits or safety deposit boxes, or special deposits required to be held by such state governmental departments with the nature of such account and the names of all persons authorized to draw on or give instructions with respect to such accounts or deposits, or to have access thereto, and the names and addresses of all persons, if any, holding a power-of-attorney on behalf of MCBA. All cash in such accounts is held in demand deposits and is not subject to any restriction or limitation as to withdrawal.

         3.22 BROKERS OR FINDERS. Except for dealings with Alliant Partners, which was retained by STG, MCBA has not dealt with any broker or finder in connection with the transactions contemplated by this Agreement. MCBA has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

         3.23 RELATED PARTIES. No officer or director of MCBA, or any Affiliate of any such person, has, either directly or indirectly, (a) an interest in any corporation, partnership, firm or other person or entity which currently furnishes or sells services or products which are similar to those furnished or sold by MCBA, or (b) a beneficial interest in any contract or agreement to which MCBA is a party or by which MCBA may be bound. For purposes of this SECTION 3.23, there shall be disregarded any interest which arose solely from the ownership of less than a two percent (2%) equity interest in a corporation whose stock is regularly traded on any national securities exchange or in the over-the-counter market.

         3.24 CERTAIN ADVANCES. There are no receivables of MCBA owing from directors, officers, employees, consultants or shareholders of MCBA, or owing by any affiliate of any director or officer of

MCBA, other than advances in the ordinary and usual course of business to officers and employees for reimbursable business expenses which are not in excess of Two Thousand Five Hundred Dollars ($2,500) for any one individual.

         3.25 UNION ACTIVITIES. None of the employees of MCBA are represented by any union or are parties to any collective bargaining arrangement, and no attempts are being made to organize or unionize any of the MCBA employees.

         3.26  ERISA.

         (a) SCHEDULE 3.26 hereto lists all employee pension benefit plans, multi-employer plans and employee welfare benefit plans (as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) covering active, former or retired employees of MCBA. MCBA has furnished to STG copies or descriptions of each employment, severance or other similar contract, arrangement or policy and each plan, agreement, policy or arrangement (written or oral) providing for insurance coverage (including any self-insured arrangements), vacation benefits, severance benefits, disability benefits, early retirement benefits, death benefits, hospitalization benefits, 401(k) plans, retirement benefits, deferred compensation, profit-sharing, bonuses, stock options, stock purchase, phantom stock, stock appreciation or other forms of compensation or post-retirement benefits.

         (b) Except as set forth in SCHEDULE 3.26, MCBA and the Selling Shareholders represent as follows:

         (i)      MCBA RETIREMENT PLANS; ERISA AFFILIATE RETIREMENT PLANS.

                  (A) Each benefit plan is in substantial compliance with all applicable laws and regulatory requirements, and has been administered substantially in accordance with its terms. MCBA and the Selling Shareholders know of no circumstances likely to result in the denial or revocation of taxqualification of any benefit plan intended to be tax-qualified under Section 401(a) of the Code. No material liabilities, other than for payment of benefits in the ordinary course, have been incurred nor, to the knowledge of MCBA or the Selling Shareholders, do any facts exist which are reasonably likely to result in any material liability (whether or not asserted as of the date hereof) of MCBA arising by virtue of any event, act or omission occurring prior to the Closing Date with respect to any benefit plan. To the knowledge of MCBA or the Selling Shareholders, no liens under Code Section 412(n) or ERISA Section 4068(a) nor liabilities under ERISA Section 4069(a) or Section 4201(a) exist with respect to any employee benefit plan (within the meaning of Section 3(a) of ERISA) of the MCBA or any member of an ERISA affiliated group (as defined under Section 414(b), (c) or (m) of the Code) which would have a material adverse effect on MCBA, nor do any facts exist which are reasonably likely to result in the assertion of such liens or liabilities.

                  (B) MCBA does not sponsor any defined benefit plan as defined in Section 3(35) of ERISA and has no liability with respect to any defined benefit plan.

                  (C) To the best of MCBA's and the Selling Shareholders' knowledge, with respect to the MCBA, Inc. Employee Savings and Protection Plan, there has been no breach of fiduciary duty that would result in liability that would be covered by a fidelity bond required under Section 412 of ERISA.

         (ii) MCBA MULTIEMPLOYER PENSION PLANS; ERISA AFFILIATE MULTIEMPLOYER PENSION PLANS.

                  (A) MCBA has not withdrawn from a MCBA multiemployer pension plan as defined in section 4001(a)(3) of ERISA, in a "complete withdrawal" or a "partial withdrawal" as defined in sections 4203 and 4205 of ERISA, respectively, so as to result in a liability to MCBA which has not been fully paid. To the best of MCBA's and the Selling Shareholders' knowledge, no Affiliate has withdrawn from an Affiliate multiemployer pension plan in a "complete withdrawal" or a "partial withdrawal" as defined in sections 4203 and 4205 of ERISA, respectively, so as to result in a material liability to MCBA which has not been fully paid.

                  (B) To the best of MCBA's and the Selling Shareholders' knowledge, with respect to each multiemployer pension plan: (i) no such plan has been terminated or has been in reorganization under ERISA so as to result in any material liability to MCBA under Title IV of ERISA; and (ii) no proceeding has been initiated by any person (including the PBGC) to terminate any such plan so as to result in any such material liability.

         (iii) MCBA WELFARE PLANS. To the best of MCBA's and the Selling Shareholders' knowledge, each MCBA welfare plan, as defined in section 3(1) of ERISA, has been administered so as to comply with applicable laws except where the failure to so comply would not have a material adverse effect.

         (iv) MCBA BENEFIT ARRANGEMENTS. To the best of MCBA's and the Selling Shareholders' knowledge, each MCBA benefit arrangement plan has been administered so as to comply with applicable laws except where the failure to so comply would not have a material adverse effect.

         (v) NO SEVERANCE OR ACCELERATED BENEFITS TRIGGERED. Except as otherwise provided in Section 3.26 hereof, no severance, extraordinary compensation or similar payments are payable to any MCBA employee, nor are any benefits of any MCBA employee accelerated, under the terms of any employee benefit plan or agreement with an employee as a consequence of the transaction contemplated by this Agreement which would result in a liability for MCBA after the Closing Date for actions taken on or before the Closing Date.

         (vi) NO LIENS. Neither MCBA nor any of the Assets are subject to any lien under ERISA or the Code.

         3.27 UNDERLYING DOCUMENTS. Copies of any underlying documents listed or described as having been disclosed to STG pursuant to this Agreement have been furnished to STG. All such documents furnished to STG are true and correct copies, and there are no amendments or modifications thereto that have not been disclosed to STG. The minute books of MCBA contain complete and accurate records of all meetings and other corporate actions taken by the directors and shareholders of MCBA.

         3.28 FULL DISCLOSURE. Any information furnished by MCBA to STG in writing pursuant to this Agreement (including the Schedules hereto), at any time prior to the Closing Date, does not and will not contain any untrue statement of a material fact and does not and will not omit to state any material fact necessary to make any statement, in light of the circumstances under which such statement is made, not misleading.

         3.29 ACCOUNTS PAYABLE. SCHEDULE 3.29 contains a summary of the accounts payable of MCBA as of September 30, 1997, together with an accurate aging of such accounts payable. Those accounts payable and those outstanding on the Closing Date that will be reflected in the Closing Date Balance Sheet (collectively, the "Accounts Payable") arose or will arise in the normal and ordinary course of the business of MCBA. Except as set forth on SCHEDULE 3.29, the Accounts Payable are not past due and there are no collection actions currently pending with respect to such Accounts Payable. Also listed in SCHEDULE
3.29 are the accounts payable arising out of the operation of MCBA's business in the ordinary course which are unpaid as of the Closing Date.

         3.30 LIABILITIES. Except as disclosed in the MCBA Balance Sheet or in
SCHEDULE 3.30, there are no liabilities or obligations of any nature to which MCBA is subject, whether absolute, accrued, contingent or otherwise, and whether due or to become due. Furthermore, MCBA and the Selling Shareholders know of no basis for any assertion against MCBA of any such liability or obligation not fully disclosed in the MCBA Financial Statements or in SCHEDULE 3.30. Except as otherwise disclosed in SCHEDULE 3.30, the MCBA Financial Statements do not contain any items of special or nonrecurring income or any other income not earned in the ordinary course of business, except as expressly disclosed therein.

         3.31 RESTRICTED SECURITIES. The Selling Shareholders understand that the STG Common Stock may not be sold, transferred or otherwise disposed of without registration under the Securities Act of 1933, as amended (the "Securities Act"), or an exemption therefrom, and that in the absence of an effective registration statement covering the STG Common Stock or an available exemption from registration under the Securities Act, the STG Common Stock must be held indefinitely. In particular, the Selling Shareholders are aware that the STG Common Stock may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met.

         3.32 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with MCBA and the Selling Shareholders in reliance upon the Selling Shareholders' representation to STG, which by the Selling Shareholders' execution of this Agreement they hereby confirm, that the STG Common Stock to be purchased by the Selling Shareholders will be acquired for investment for their own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Selling Shareholders have no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Selling Shareholders further represent that they do not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the STG Common Stock.

         3.33 PERMITS. MCBA's rights in, to or under any governmental licenses, environmental and other permits, approvals and authorizations which relate to its assets, are listed in SCHEDULE 3.33.

                                    ARTICLE 4
                      REPRESENTATIONS AND WARRANTIES OF STG

         Except as otherwise set forth in the disclosure schedule attached hereto as EXHIBIT C by this Agreement, STG represents and warrants to MCBA and the Selling Shareholders as of the date hereof as follows:

         4.1 ORGANIZATION. STG is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware. STG is duly qualified to do business and is in good standing in its state of incorporation and in each other jurisdiction in which it owns or leases property or conducts business, except where the failure to be so qualified would not have a material adverse effect on the business of STG. STG has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and possesses all licenses, franchises, rights and privileges material to the conduct of its business.

         4.2 AUTHORITY. STG has all requisite corporate power and authority to enter into this Agreement and the related agreements contemplated herein, and, subject to satisfaction of the conditions set forth herein, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of STG. This Agreement has been duly executed and delivered by STG and constitutes the valid and binding obligation of STG enforceable in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization or other similar federal or state laws affecting the rights of creditors and the effect or availability of rules of law governing specific performance, injunctive relief or other equitable remedies. Provided the conditions set forth in Article 7 hereof are satisfied, the execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation under (a) any provision of the Articles of Incorporation or Bylaws of STG, or (b) any material agreement or instrument, permit, license, judgment, order, statute, law, ordinance, rule or regulation applicable to STG or its properties or assets, other than any such conflicts, violations, defaults, terminations, cancelations or accelerations which individually or in the aggregate would not have a material adverse effect on STG.

         4.3 CONSENTS AND APPROVALS. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority (a "Governmental Entity"), is required by or with respect to STG in connection with the execution and delivery of this Agreement by STG or the consummation by STG of the transactions contemplated hereby or thereby, except (a) in connection, or in compliance, with the provisions of the HSR Act, the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (b) the filing of the Certificate of Merger with the Secretary of State of the State of Alabama and appropriate documents with the relevant authorities of other states in which MCBA is qualified to do business, (c) such filings, authorizations, orders and approvals as may be required by state takeover laws (the "State Takeover Approvals") or state securities or "blue sky" laws, (d) the listing of the STG Common Stock on The Nasdaq Stock Market, and (e) such other consents, orders, authorizations, registrations, declarations and filings the failure of which to be obtained or made would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on STG or prevent or result in a third party materially delaying the consummation of the Merger.

         4.4 CAPITAL STRUCTURE. The authorized capital stock of STG consists of 25,000,000 shares of Common Stock, par value $0.01 per share, and 10,000,000 shares of Preferred Stock, par value $0.01 per share. As of October 3, 1997, 5,310,655 shares of STG Common Stock were issued and outstanding, and 2,250,500 shares of Series A Preferred Stock were issued and outstanding.

         All of the outstanding shares of STG Common Stock are, and any shares of STG Common Stock issuable upon exercise of any STG Option when issued pursuant to such exercise will be, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights created by statute, STG's Articles of Incorporation or Bylaws or any agreement to which STG is a party or is bound.

         4.5 FINANCIAL STATEMENTS. STG has furnished to MCBA its audited consolidated statement of operations, statement of stockholders' equity and statement of cash flows for the three (3) fiscal years ended December 31, 1996 and STG's audited consolidated balance sheet at December 31, 1996; and the unaudited consolidated statement of operations and statement of cash flows for the nine (9) months ended September 30, 1997 and the unaudited consolidated balance sheet at September 30, 1997. The balance sheet at September 30, 1997 is hereinafter referred to as the "STG Balance Sheet," and all such financial statements are hereinafter referred to collectively as the "STG Financial Statements." The STG Financial Statements have been and will be prepared in accordance with GAAP applied on a consistent basis during the periods involved, and fairly present and will present the consolidated financial position of STG and the results of its operations as of the date and for the periods indicated thereon. At the date of the STG Balance Sheet (the "STG Balance Sheet Date"), neither STG nor its consolidated subsidiaries had any liabilities or obligations, secured or unsecured (whether accrued, absolute, contingent or otherwise) not reflected on the STG Balance Sheet or the accompanying notes thereto except for (a) liabilities and obligations as may have arisen in the ordinary course of business prior to the date of said Balance Sheet and which, under GAAP, would not have been required to be reflected on such Balance Sheet;
(b) liabilities incurred in the ordinary course of business since the date of said balance sheet which are usual and normal in amount and type; and (c) liabilities and obligations as may have arisen as a result of the acquisition of Star Data Systems, Inc., a Delaware corporation.

         4.6 SECURITIES AND EXCHANGE COMMISSION DOCUMENTS. STG has furnished to MCBA a true and complete copy of STG's Annual Report on Form 10-K, as amended, for the year ended December 31, 1996, Quarterly Report on Form 10-Q for each of the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997, and Notice of Annual Meeting and Proxy Statement for STG's 1997 Annual Meeting (the "STG SEC Documents"). As of their respective filing dates, the STG SEC Documents comply or will comply in all material respects with the requirements of the Securities Act or the Exchange Act, and none of the STG SEC Documents contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, except to the extent corrected by a subsequently filed STG SEC Document.

         4.7 NO CONFLICT. Except as provided in EXHIBIT C, the execution and delivery of this Agreement by STG and the performance of STG's obligations hereunder: (a) are not in violation or breach of, and will not conflict with or constitute a default under, any of the terms of the Articles of Incorporation or Bylaws of STG or any of its Subsidiaries, or any material contract, agreement or commitment binding upon STG or any of its assets or properties; (b) will not result in the creation or imposition of any lien, encumbrance, equity or restriction in favor of any third party upon any of the assets or properties of STG; and (c) will not conflict with or violate any applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over STG or any of its assets or properties.

         4.8 SHARES OF STG COMMON STOCK. The shares of STG Common Stock will, when issued and delivered to the Selling Shareholders in accordance with this Agreement, be duly authorized, validly issued, fully paid and nonassessable.

         4.9 BROKERS OR FINDERS. Except for Alliant Partners, STG has not dealt with any broker or finder in connection with the transactions contemplated by this Agreement. Except with respect to Alliant Partners, STG has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders' fees or agents commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

         4.10 BUSINESS CHANGES. Since September 30, 1997, there have been no changes in the condition (financial or otherwise), business, net worth, assets, properties, employees, operations, obligations or liabilities of STG which, in the aggregate, have had or may be reasonably expected to have a materially adverse effect on the condition, business, net worth, assets, prospects, properties or operations of STG.

         4.11 RULE 144. Subject to Section 6.6 hereof, the Selling Shareholders will have the right to sell the shares of STG Common Stock received by them under this Agreement pursuant to the terms and conditions of Rules 144 and 145 under the Securities Act and the holding period requirement of Rule 144(d) shall apply to such shares. At Closing, STG will provide a letter from its counsel addressed to MCBA specifying the method and requirements for transfer of the STG Common Stock pursuant to Rules 144 and 145.

                                    ARTICLE 5
                    COVENANTS RELATING TO CONDUCT OF BUSINESS

         During the period from the date hereof, and continuing until the Closing Date, unless earlier terminated in accordance with Section 7.1 hereof, MCBA and the Selling Shareholders covenant, and agree with STG that:

         5.1 CONDUCT OF BUSINESS IN NORMAL COURSE. MCBA shall carry on the business and its activities diligently and in the ordinary course and shall not make or institute any unusual or novel methods of purchase, sale, lease, management, accounting or operation that will vary materially from the methods used by MCBA as of September 30, 1997. MCBA shall maintain the nature and quantities of inventories for the business in a normal and customary manner consistent with prior practice.

         5.2 PRESERVATION OF BUSINESS AND RELATIONSHIPS. MCBA shall use its best efforts to preserve its business organization intact, to keep available its present employees, and to preserve its present relationships with suppliers, customers and others having business relationships with it.

         5.3 MAINTENANCE OF INSURANCE. Prior to the Closing, MCBA shall maintain in effect all insurance covering the business. If the Closing shall occur after a renewal date for any such insurance, MCBA shall renew the insurance on the same or substantially similar terms, limits of liability and other conditions.

         5.4 EMPLOYEES AND COMPENSATION. MCBA shall not do, or agree to do, any of the following acts: (a) grant any increase in salaries payable or to become payable to any employee, sales agent or representative; or (b) except as set forth on SCHEDULE 3.12(B), increase benefits payable to any employee, sales agent or representative under any executive compensation, bonus, pension, profit-sharing, retirement, deferred compensation, severance, employee stock option or stock purchase, group life, health and other employee benefit plans, arrangements, practices or commitments. MCBA shall provide STG with reasonable access to its employees during normal business hours.

         5.5 DIVIDENDS; CHANGES IN STOCK. MCBA shall not and shall not propose to (a) declare or pay any dividends on or make other distributions in respect of any of its capital stock, (b) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of capital stock of MCBA, or (c) repurchase or otherwise acquire any shares of its capital stock or rights to acquire any shares of its capital stock.

         5.6 ISSUANCE OF SECURITIES. MCBA shall not issue, deliver, or sell or authorize or propose the issuance, delivery or sale of, or purchase or propose the purchase of, any shares of its capital stock of any class or securities convertible into, or rights, warrants or options to acquire, any such shares or other convertible securities.

         5.7 GOVERNING DOCUMENTS. MCBA shall not amend its Articles of Incorporation or Bylaws.

         5.8 NO OTHER BIDS. Neither the Selling Shareholders, MCBA nor any of their respective directors, officers or agents, will, directly or indirectly, solicit or initiate or encourage any discussions or negotiations with, or participate in any negotiations with or provide any information to or otherwise cooperate in any other way with any corporation, partnership, person or other entity or group (other than STG) concerning any merger, sale of substantial assets, sale of shares of capital stock or any division of MCBA or control thereof (collectively an "Acquisition Transaction"). STG shall be promptly notified in writing by MCBA and the Selling Shareholders of any of the events referred to in this Section 5.8 including a summary of the material terms of any other bid and shall be provided with a copy of any such proposal.

         5.9 NO ACQUISITIONS. MCBA shall not (a) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or (b) otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to MCBA except in the ordinary course of business consistent with prior practice.

         5.10 NO DISPOSITIONS. Except with contemporaneous notice to STG, MCBA shall not lease or otherwise dispose of any of its assets (other than the sale of inventory in the ordinary course of business), individually or in the aggregate, except in the ordinary course of business consistent with prior practice and in any event not in excess of Twenty-Five Thousand Dollars ($25,000) for any single item or more than Fifty Thousand Dollars ($50,000) in the aggregate.

         5.11 INDEBTEDNESS. MCBA shall not incur any indebtedness for borrowed money in an amount exceeding Five Thousand Dollars ($5,000) or guarantee any such indebtedness or issue or sell any debt securities of MCBA or guarantee any debt securities of others except in connection with the purchase of inventory pursuant to the existing credit arrangement with IBM Credit Corporation or with respect to the Promissory Note.

                                    ARTICLE 6
                              ADDITIONAL AGREEMENTS

         6.1 ACCESS TO INFORMATION. MCBA shall afford to STG and shall cause its independent accountants to afford to STG, and its accountants, counsel and other representatives, reasonable access during normal business hours during the period prior to the Closing Date to MCBA's properties, books, contracts, commitments and records and to the independent accountants reasonable access to the audit work papers and other records of MCBA's accountants. During such period, MCBA shall use reasonable efforts to furnish promptly to STG (a) a copy of each report, schedule and other document filed or received by MCBA during such period pursuant to the requirements of federal and state securities laws and the HSR Act and (b) all other information concerning the business, properties and personnel of MCBA as STG may reasonably request. STG will not use such information for purposes other than this Agreement and will otherwise hold such information in confidence (and STG will cause its consultants and advisors also to hold such information in confidence). From and after the Closing Date, STG will provide MCBA or the Selling Shareholders reasonable access to the books and records to the extent necessary for such persons to respond to a tax audit or in the event of any governmental action or the defense or prosecution of any litigation.

         6.2 LEGAL CONDITIONS. Each party will take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on such party with respect to this Agreement and will promptly cooperate with and furnish information to the other party in connection with any such requirements imposed upon such other party or any Subsidiary of such other party in connection with this Agreement. As used herein "Subsidiary" means a corporation whose voting securities are owned directly or indirectly by the "parent" corporation in such amounts as are sufficient to elect at least a majority of the Board of Directors. Each party will take, and will cause its Subsidiaries to take, all reasonable actions to obtain (and to cooperate with the other party and its Subsidiaries in obtaining) any consent, authorization, order or approval of, or any exemption by, any governmental authority, or other third party, required to be obtained or made by such party or its Subsidiaries (or by the other party or its Subsidiaries) in connection with this Agreement or the taking of any action contemplated thereby.

         6.3 GOOD FAITH. Each party shall act in good faith in an attempt to cause to be satisfied all the conditions precedent to its obligations and those of the other parties to this Agreement over which it has control or influence. Each party will act in good faith and take all reasonable action within its capability necessary to render accurate as of the Closing Date its representations and warranties contained in this Agreement. Without limiting the foregoing, each of STG, MCBA agree to use its reasonable best efforts to take, or cause to be taken, all actions necessary to comply promptly with all legal requirements that may be imposed on itself with respect to the Merger (which actions shall include furnishing all information required under the HSR Act and in connection with approvals of or filings with any other Governmental Entity) and shall promptly cooperate with and furnish information to each other in connection with any such requirements imposed upon any of them or any of their Subsidiaries in connection with the Merger.

         6.4 STG GOVERNING DOCUMENTS. STG agrees that, prior to the Closing, it will give MCBA prompt notice of any amendment to its Articles of Incorporation or Bylaws.

         6.5 CURRENT AVAILABLE INFORMATION. From and after the Closing Date, and for so long as is necessary in order to permit the Selling Shareholders to sell the STG Common Stock pursuant to Rule 144 under the Securities Act, STG shall file on a timely basis all reports required to be filed by it pursuant to section 13 of the Securities Exchange Act of 1934, as amended, referred to in paragraph (c)(1) of Rule 144 under the Securities Act. STG is under no obligation to register the sale, transfer or other disposition of any STG Common Stock by or on behalf of MCBA or to take any other action necessary in order to make compliance with an exemption from registration available except as expressly provided for in this Agreement.

         6.6 LEGEND; STOP TRANSFER INSTRUCTIONS. MCBA understands and agrees that:

         (a)  the STG Common Stock will bear the following legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION

         AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

; and

         (b) stop transfer instructions will be given to STG's transfer agent with respect to certificates evidencing the STG Common Stock. STG agrees to remove promptly such stop transfer instructions and legend upon full compliance with this Agreement by the undersigned, including, without limitation, a sale or transfer of STG Common Stock in accordance with Rules 144 and 145.

         6.7 CONTINUED EMPLOYMENT OF MCBA EMPLOYEES. Prior to Closing, STG will offer, conditioned on the closing, continued employment opportunities with standard STG employment benefit programs (including credit for time of service with MCBA) to the MCBA employees identified on SCHEDULE 6.7.

         6.8 COLLECTION OF ACCOUNTS RECEIVABLE; SALE OF INVENTORY. In the event STG, using normal collection and sales practices, has not on or prior to six (6) months from Closing collected of the Accounts Receivable an amount equal to or greater than the amount set forth on the Closing Date Balance Sheet for the Accounts Receivable balance (minus any allowance for doubtful accounts) or sold the Inventory reflected on Closing Date Balance Sheet, the Selling Shareholders shall remit to STG within thirty (30) days after six (6) months from the Closing Date (the "Collection Period") the uncollected amount of such accounts or the value of such Inventory, against STG's assignment to the Selling Shareholders' of the applicable uncollected Accounts Receivable and unsold Inventory. Inventory that is returned to and accepted by the vendor in accordance with MCBA's stock rotation rights and limits will not be subject to this Section 6.8. In satisfaction of its obligations hereunder, the Selling Shareholders may deliver shares of STG Common Stock to STG, valued in accordance with the provisions of Section 8.6(b) hereof. STG may make a claim against the Escrow or EarnOut Escrow for any amounts owed to STG under this Section 6.8, but it shall not be STG's sole remedy.

         6.9 BOOKS AND RECORDS. Promptly after the Effective Time, MCBA shall deliver to STG all papers and records in MCBA's care, custody, or control relating to its assets and the operation thereof, including, without limitation, all purchasing and sales records, customer and vendor lists and all accounting and financial records (collectively, the "Books and Records"), including the minute books, corporate seal and stock records of MCBA.

         6.10 REGISTRATION RIGHTS. STG and Selling Shareholders shall enter into the Registration Rights Agreement in the form attached hereto as EXHIBIT 6.10.

         6.11 PREPARATION OF PROXY STATEMENT; STOCKHOLDER MEETING. Promptly following the date of this Agreement, STG shall prepare and file with the SEC a Proxy Statement with the SEC. MCBA and the Selling Shareholders shall furnish to STG all information concerning MCBA and the Selling Shareholders as may be reasonably requested in connection with such action, and shall: (a) cause all information so provided to be true and correct in all material respects; (b) not omit from such information any material fact required to be stated therein or necessary in order to make such information not misleading, and (c) correct any information provided by it for use in the Proxy Statement that shall have become false or misleading

         6.12 FORMATION OF ACQUISITION SUB. As soon as practicable following the execution of this Agreement STG shall cause Acquisition Sub to be formed in the State of Delaware and to take all corporate action necessary to approve and to become a party to this Agreement. Each of the parties hereto agrees that upon formation of Acquisition Sub it shall execute an amendment to this Agreement and such other documents as may be necessary to cause Acquisition Sub to become a party to this Agreement.

                                    ARTICLE 7
                              CONDITIONS PRECEDENT

         7.1 CONDITIONS TO OBLIGATIONS OF STG AND THE MCBA PARTIES. The obligations of STG and the MCBA Parties to consummate this Agreement shall be subject to the satisfaction on or prior to the Closing Date of the following conditions unless waived by both STG and MCBA Parties:

         (a) THIRD-PARTY APPROVALS. Any and all consents or approvals required from third parties relating to contracts, agreements, licenses, leases and other instruments, material to the respective businesses of STG and MCBA shall have been obtained.

         (b) LEGAL ACTION. No temporary restraining order, preliminary injunction or permanent injunction or other order preventing the consummation of this Agreement shall have been issued by any federal or state court and remain in effect, and no litigation seeking the issuance of such an order or injunction, shall be pending which, in the good faith judgment of MCBA or STG has a reasonable probability of resulting in such order, injunction or damages.

         (c) SECURITIES LAWS. STG shall have received any and all permits, authorizations, approvals and orders under federal and state securities laws for the issuance of the STG Common Stock, including, without limitation, approval of the California Commissioner of Corporations pursuant to sections 25110 and 25142 of the California Corporate Securities Laws without the imposition of any conditions adverse to STG or which would require STG to amend its Articles of Incorporation, Bylaws or any contract. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTIONS 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

         (d) GOVERNMENTAL CONSENTS. The waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated, and other than the filing provided for in Section 2.2 hereof, all notices, reports and other filings required to be made prior to the Effective Time by STG and MCBA with, and all consents, registrations, approvals, permits and authorizations required to be obtained prior to the Effective Time by STG or MCBA or any of their respective Subsidiaries from, any Governmental Entity in connection with the execution and delivery of this Agreement and the consummation of the Merger and the other transactions contemplated hereby shall have been made or obtained (as the case may be) upon terms and conditions that are not reasonably likely to have a material adverse effect on the Company.

         7.2 CONDITIONS TO OBLIGATIONS OF STG. The obligations of STG to consummate this Agreement are subject to the satisfaction on or prior to the Closing Date of the following conditions, unless waived by STG:

         (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of MCBA and the Selling Shareholders- set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as if made at and as of the Closing Date, except as otherwise contemplated by this Agreement, and STG shall have received a certificate or certificates signed by the chief executive officer of MCBA and each of the Selling Shareholders to such effect.

         (b) STG BOARD APPROVAL. STG's Board of Directors shall have approved this Agreement and the transactions contemplated hereby.

         (c) PERFORMANCE OF OBLIGATIONS. MCBA and the Selling Shareholders shall have performed in all material respects all obligations required to be performed by each under this Agreement prior to the Closing

Date, and STG shall have received a certificate signed by the chief executive officer of MCBA and each of the Selling Shareholders to such effect.

         (d) OPINION OF MCBA'S COUNSEL. STG shall have received an opinion dated as of the Closing Date of Lanier Ford Shaver & Payne P.C., counsel to MCBA, in substantially the form attached hereto as EXHIBIT 7.2(D).

         (e) FINANCIAL STATEMENTS. Until the Closing Date, MCBA's Financial Statements for each month after the date of the most recent audited financial statements shall be delivered to STG as soon as practicable thereafter.

         (f) NO MATERIAL ADVERSE CHANGE. There shall have been no changes in the condition (financial or otherwise), business, prospects, employees, operations, obligations or liabilities of MCBA from the date of the last audited financial statements which, in the aggregate, have had or may be reasonably expected to have a materially adverse effect on the financial condition, business, or operations of MCBA on a consolidated basis.

         (g) GUNNELLS, NON-COMPETE. Gunnells shall have entered into a covenant not to compete, a form of which is attached hereto as EXHIBIT 7.2(G).

         (h) ESCROW AGREEMENT. STG, First Trust of California, National Association and the Selling Shareholders shall have entered into the Escrow Agreement, a form of which is attached hereto as EXHIBIT 8.2(A).

         (i) EARN-OUT ESCROW AGREEMENT. STG, First Trust of California, National Association and the Selling Shareholders shall have entered into the Earn-Out Escrow Agreement, a form of which is attached hereto as EXHIBIT 2.15.

         (j) FIRPTA COMPLIANCE. STG shall receive from the Selling Shareholders a certificate of non-foreign status conforming to the requirements of Income Tax Regulations sections 1.1445-2(b)(2)(i) and (iii).

         (k) EMPLOYMENT AGREEMENT. Gunnells shall have entered into an employment agreement with STG in the form set forth in EXHIBIT 7.2(K) hereof.

         (l) ACCEPTANCE OF STG EMPLOYMENT OFFERS. A minimum of Seventy-Five percent (75%) of employees of MCBA as set forth in SCHEDULE 6.7 shall have accepted continuing employment with STG.

         (m) STOCKHOLDER APPROVAL. This Agreement and the transactions contemplated hereby shall have been approved in the manner required by applicable law or the applicable regulations of any stock exchange or regulatory body, as the case may be, by the holders of the issued and outstanding shares of capital stock of STG.

         (n) MCBA CLOSING DATE UNAUDITED BALANCE SHEET. MCBA's net assets will exceed MCBA's net liabilities by One Hundred Thousand Dollars ($100,000) as set forth on the most recent MCBA Balance Sheet provided pursuant to Section 7.2(e) hereof.

         (o) CONSENT OF IBM. STG shall have received written consent from IBM Corporation to the Agreement and the transfer of the IRA and the Business Partner Agreement to STG.

         (p) CONSENT OF DEBT HOLDERS. STG shall have received written consent from all necessary parties, including IBM Credit Corporation, Canpartners Investments IV, LLC and Robert Fleming Inc. to the Agreement and the related transactions, including the Registration Rights Agreement.

         (q) INNOVATIVE BUSINESS SYSTEMS, INC. Innovative Business Systems, Inc., an Alabama corporation, ("Innovative") shall have entered into the IRA Agreement with STG attached hereto as EXHIBIT 7.2(Q) prior to closing.

         (r) HARKINS, NON-COMPETE. Harkins and the Affiliated Companies shall have entered into a covenant not to compete in substantially the form of EXHIBIT 7.2(R).

         (s) TRANSFER OR SUBLEASE OF LEASES. MCBA shall use its best efforts to provide that all of MCBA's rights and responsibilities under the Standard Office Lease by and between Arden Realty Limited Partnership and MCBA for that space known as 300 East Magnolia, Burbank, California (the "Burbank Space"), and the Lease Agreement by and between The Prudential Insurance Company of America by its authorized agent, Harber Realty Services, Inc and MCBA for that space known as Technology Center, 4955 Corporate Drive, Huntsville, Alabama (the "Huntsville Space"), and any other leases set forth in SCHEDULE 3.9(A) have been transferred to another party (the "Lease Transferee") and shall provide evidence agreeable to STG that MCBA no longer has any liabilities under said lease (the "Lease Assignment"). If MCBA is unable to obtain consent to the Lease Assignment, MCBA shall have entered into a sublease agreement for the entire office space at the Burbank Space, and for the office space not used by MCBA at the Huntsville Space on terms agreeable to STG.

         (t) CANCELLATION OF INDEBTEDNESS. MCBA shall arrange for the removal of MCBA as a debtor to the loan agreement between Mini-Computer Business Applications, Inc. and First Commercial Bank described in Section 3.15. MCBA shall also arrange for the release of all liens imposed on MCBA pursuant to such loan agreement.

         7.3 CONDITIONS TO OBLIGATIONS OF THE MCBA PARTIES. The obligations of the MCBA Parties to consummate the transactions contemplated hereby are subject to the satisfaction on or prior to the Closing Date of the following additional conditions unless waived by MCBA:

         (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of STG set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as if made at and as of the Closing Date, except as otherwise contemplated by this Agreement, and MCBA shall have received a certificate signed by the chief executive officer and the chief financial officer of STG to such effect.

         (b) PERFORMANCE OF OBLIGATIONS OF STG. STG shall have performed in all material respects all obligations required to be performed by it under this Agreement prior to the Closing Date, and MCBA shall have received a certificate signed by the chief financial officer of STG to such effect.

         (c) OPINION OF STG'S COUNSEL. MCBA shall have received an opinion dated the Closing Date of Pillsbury Madison & Sutro LLP, outside counsel to STG, in substantially the form attached hereto as EXHIBIT 7.3(C).

         (d) NO MATERIAL ADVERSE CHANGE. Since September 30, 1997 there shall have been no changes in the condition (financial or otherwise), business, prospects, employees, operations, obligations or liabilities of STG which, in the aggregate, have had or may be reasonably expected to have a materially adverse effect on the financial condition, business or operations of STG.

         7.4 BEST EFFORTS. All the parties hereto shall use their respective best efforts to cause the Closing Date to be not later than June 5, 1998.

                                    ARTICLE 8
                           INDEMNIFICATION AND ESCROW

         8.1  INDEMNIFICATION BY MCBA AND THE SELLING SHAREHOLDERS.

         (a) The Selling Shareholders, after the Closing, agree to defend and indemnify STG and their respective affiliates, directors, officers and shareholders, and their respective successors and assigns (collectively, the "STG Indemnitees"), against and hold each of them harmless from any and all losses, liabilities, taxes, claims, suits, proceedings, demands, judgments, damages, expenses and costs, including, without limitation, reasonable counsel fees, costs and expenses incurred in the investigation, defense or settlement of any claims covered by this indemnity (in this Section 8.1 collectively, the "Indemnifiable Damages") which any such indemnified person may suffer or incur by reason of (i) the inaccuracy, breach or nonfulfillment of any of the representations, warranties, covenants or obligations of MCBA or the Selling Shareholders contained in this Agreement or any documents, certificate or agreement delivered pursuant hereto; (ii) any claim by any person under any provision of any federal or state securities law relating to any transaction, event, act or omission of or by MCBA or the Selling Shareholders occurring before the Closing Date; or (iii) any acts or omissions of the Affiliated Companies, or the Selling Shareholders in their capacity as officer or directors the Affiliated Companies; provided, however, that the total indemnity shall not exceed the fair market value of the STG Common Stock issued to the Selling Shareholders, including the Earn-Out Payments, calculated, for each of the Initial Consideration and each of the Earn-Out Payments, based on the average Ten (10) day closing price per share of STG Common Stock on The Nasdaq Stock Market prior to the date on which the Initial Consideration or such Earn-Out Payment is issued. Nothing herein shall limit in any way STG's remedies (iii) in the event of breach by MCBA or the Selling Shareholders of any of their covenants or agreements hereunder which are not also a representation or warranty or for willful fraud or intentionally deceptive material misrepresentation or omission by MCBA or the Selling Shareholders in connection herewith or with the transactions contemplated hereby, (iv) in the event of a breach of the representations or warranties in Section 3.11(c) hereof or (v) in the event of any liability of STG or MCBA for any acts or omissions of the Affiliated Companies, or the Selling Shareholders in their capacity as officer or directors of the Affiliated Companies.

         (b) Without limiting the generality of the foregoing, with respect to the measurement of Indemnifiable Damages, STG and, after the Closing Date, STG, MCBA and the affiliates of any of them, shall have the right to be put in the same financial position as they would have been in had each of the representations, warranties and covenants of MCBA and the Selling Shareholders been true and accurate or the same said parties had not breached any such covenants or had any of the events, claims or liabilities referred to in this
Section 8.1 not occurred or been made or incurred.

         (c) The Selling Shareholders will have no liability for indemnification with respect to this Section 8.1 until the total of all Indemnifiable Damages with respect to such matters exceeds Twenty-Five Thousand Dollars ($25,000). However, this Section 8.1(c) will not apply to (i) any breach of any of the Selling Shareholders' representations and warranties which either the Selling Shareholders had knowledge of or reason to know of at any time prior to the date on which such representations and warranties were made or (ii) any intentional breach by the Selling Shareholders of any representation or warranty. The Selling Shareholders will be jointly and severally liable for all Indemnifiable Damages with respect to such breaches.

         8.2  ESCROW FUND.

         (a) As security for the indemnity provided for in Section 8.1 hereof and for the provisions of Section 6.8 hereof, a total of ten percent (10%) of the STG Common Stock to be received by the Selling Shareholders pursuant to this Agreement, exclusive of the Earn-Out Payments, shall be registered in the name of First Trust of California, National Association (or other institution selected by STG with the reasonable consent of the Selling Shareholders) as escrow agent (the "Escrow Agent"), such deposit to constitute an escrow fund (the "Escrow Fund") to be governed by the terms set forth herein and in the Escrow Agreement to be signed by all parties thereto, the form of which is attached as EXHIBIT 8.2(A). In the event of any conflict between the terms of this Agreement and the Escrow Agreement, the terms of the Escrow Agreement shall govern. STG shall pay all costs and fees of the Escrow Agent for establishing and administering the Escrow Fund. Upon compliance with the terms hereof, STG shall be entitled to obtain indemnity from the Escrow Fund for all Indemnifiable Damages covered by the indemnity provided for in Section 8.1 hereof and any amounts owed to it under Section 6.8 hereof.

         (b) As additional security for the indemnity provided for in Section
8.1 hereof and for the provisions of Section 6.8 hereof, STG shall be entitled to obtain indemnity from the Earn-Out Escrow fund provided for in Section 2.15 hereof upon compliance with the terms therein and shall have the Right of Set-Off against any Earn-Out Payments provided for in Section 2.12 hereof upon compliance with the terms provided for in Section 2.16 hereof.

         8.3 ESCROW PERIOD. The Escrow Fund shall remain in existence until six
(6) months after the Effective Time.

         8.4 PROTECTION OF ESCROW FUND. The Escrow Agent shall hold and safeguard the Escrow Fund during the Escrow Period, shall treat such fund as a trust fund in accordance with the terms of this Agreement and not as the property of STG, and shall hold and dispose of the Escrow Fund only in accordance with the terms hereof.

         8.5  DISTRIBUTIONS; VOTING.

         (a) Any dividends payable in securities or other distributions of any kind (including any shares received upon a stock split, stock dividend or recapitalization) made in respect of any securities in the Escrow Fund shall be held in the Escrow Fund subject to the rights of STG. Cash dividends, if any shall be distributed to the Selling Shareholders.

         (b) The Selling Shareholders shall have voting rights with respect to the shares of stock in the Escrow Fund so long as such stock or other voting securities are held in the Escrow Fund.

         8.6  CLAIMS UPON ESCROW FUND.

         (a) Upon receipt by the Escrow Agent on or before the last day of the Escrow Period of a certificate signed by any officer of STG (an "Officer's Certificate") stating that STG has paid or properly accrued Indemnifiable Damages in an aggregate stated amount to which such party is entitled to indemnity pursuant to this Agreement, and specifying in reasonable detail the individual items of Indemnifiable Damages included in the amount so stated, the date each such item was paid or properly accrued, and the nature of the misrepresentation, breach of warranty or claim to which such item is related, the Escrow Agent shall, subject to the provisions of Section 8.7 hereof, deliver to STG out of the Escrow Fund, as promptly as practicable, the number of STG Common Stock or amount of other assets held in the Escrow Fund to indemnify STG against such Indemnifiable Damages.

         (b) For the purpose of indemnity pursuant to this Agreement, each share of STG Common Stock in the Escrow Fund shall be valued at an amount equal to the average ten (10) day closing price per share of STG Common Stock on The Nasdaq Stock Market prior to the date on which the STG Common Stock is released from the Escrow as a result of such indemnity.

         8.7 OBJECTIONS TO CLAIMS. Upon the time of delivery of an Officer's Certificate to the Escrow Agent, the Escrow Agent shall deliver a duplicate copy of such certificate to the Selling Shareholders and for a period of thirty (30) days after such delivery, the Escrow Agent shall make no delivery of STG Common Stock or other property pursuant to Section 8.6 hereof unless the Escrow Agent shall have received written authorization from the Spokesperson for the Selling Shareholders ("Spokesperson"), initially Michael N. Gunnells, but also any successor as chosen by the Selling Shareholders, to make such delivery. After the expiration of such thirty (30) day period, the Escrow Agent shall make delivery of the STG Common Stock or other property in the Escrow Fund in accordance with Section 8.6 hereof, provided that no such payment or delivery may be made if the Spokesperson shall object in a written statement to the claim made in the Officer's Certificate, and such statement shall have been delivered to the Escrow Agent prior to the expiration of such thirty (30) day period.

         8.8  RESOLUTION OF CONFLICTS; ARBITRATION.

         (a) If the Spokesperson shall object in writing to the indemnity of the STG Indemnitees in respect of any claim or claims made in any Officer's Certificate, the Spokesperson and STG shall attempt in good faith to agree upon the rights of the respective parties with respect to each of such claims. If the Spokesperson and STG should so agree, a memorandum setting forth such agreement shall be prepared and signed by both parties and shall be furnished to the Escrow Agent. The Escrow Agent shall be entitled to rely on any such memorandum and distribute the STG Common Stock or other property from the Escrow Fund in accordance with the terms thereof.

         (b) If no such agreement can be reached after good faith negotiation within sixty (60) days after objection by either the Spokesperson or STG, either STG or the Spokesperson may demand arbitration of the matter and the matter shall be settled by arbitration conducted by three arbitrators. STG and the Spokesperson shall each select one arbitrator, and the two arbitrators so selected shall select a third arbitrator. The decision of the arbitrators so selected as to the validity and amount of any claim in such Officer's Certificate or by the Selling Shareholders shall be final and binding and conclusive upon the parties to this Agreement, and, notwithstanding anything in
Section 8.7 hereof, the Escrow Agent shall be entitled to act in accordance with such decision and make or withhold payments out of the Escrow Fund in accordance therewith, if applicable.

         (c) Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction. Any such arbitration shall be held in the City of San Jose, California under the rules then in effect of the American Arbitration Association. A claimant shall be deemed to be the non-prevailing party in the event that the arbitrators award such claimant less than one-half (1/2) of the amount claimed by it; otherwise, the other party shall be deemed to be the non-prevailing party. The non-prevailing party to an arbitration shall pay its own expenses, the fees of each arbitrator, the administrative fee of the American Arbitration Association, and the reasonable attorneys' fees and costs incurred by the other party to the arbitration as well as the amount of any Indemnifiable Damages awarded and in addition interest thereon from the date of actual loss or expenditure until the date paid at ten percent (10%) per annum, or at the maximum rate permitted by applicable law if less than ten percent (10%) per annum. In addition, if STG is the non-prevailing party, it will pay for the reasonable travel and lodging expenses of the Selling Shareholders.

         8.9 DISTRIBUTION UPON TERMINATION OF ESCROW PERIOD. Immediately following termination of the Escrow Period, the Escrow Agent shall deliver to the Selling Shareholders all of the STG Common Stock in the Escrow Fund in excess of any amount of such STG Common Stock sufficient, in the reasonable judgment of STG, to satisfy any claims specified in any Officer's Certificate theretofore properly delivered to the Escrow Agent.

         8.10  ESCROW AGENT'S DUTIES.

         (a) The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein or in the Escrow Agreement and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be liable for any act done or omitted hereunder as Escrow Agent while acting in good faith and in the exercise of reasonable judgment, and any act done or omitted pursuant to the advice of counsel shall be conclusive evidence of such good faith.

         (b) The Escrow Agent is hereby expressly authorized to disregard any and all orders by any party who is not authorized to give orders under the Escrow Agreement, excepting only orders or process of courts of law, and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree of any court, the Escrow Agent shall not be liable to any of the parties hereto or to any other person by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         (c) The Escrow Agent shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver this Agreement or any documents or papers deposited or called for hereunder.

         (d) The Escrow Agent shall not be liable for the outlawing of any rights under any statute of limitations with respect to this Agreement or any documents deposited with the Escrow Agent.

         8.11 INDEMNIFICATION BY STG. After the Closing Date, STG shall, as to those representations, warranties, covenants and agreements which are herein made or agreed to by STG, indemnify and hold harmless the Selling Shareholders and MCBA's officers and directors (prior to the Closing) and their heirs and assigns against and in respect of any damage, deficiency, losses or costs incurred by the Selling Shareholders resulting from any material misrepresentation or breach of warranty or any nonfulfillment of any covenant or agreement on the part of STG under this Agreement; provided, however, that the total indemnity shall not exceed the fair market value of the STG Common Stock issued to the Selling Shareholders, including the EarnOut Payments, calculated, for each of the Initial Consideration and each of the Earn-Out Payments, based on the average Ten (10) day closing price per share of STG Common Stock on the Nasdaq Stock Market prior to the date on which the Initial Consideration or such Earn-Out Payment is issued. Nothing herein shall limit in any way MCBA's or the Selling Shareholders' remedies in the event of breach by STG of any of its covenants or agreements hereunder which are not also a representation or warranty or for willful fraud or intentionally deceptive material misrepresentation or omission by STG in connection herewith or with the transactions contemplated hereby.

         STG shall reimburse the Selling Shareholders for any liabilities, damages, deficiencies, claims, actions, suits, proceedings, demands, judgments, assessments, costs and expenses to which this Section 8.11 relates only if a claim for indemnification is made by the Selling Shareholders within Two (2) years from the Closing Date. Without limiting the generality of the foregoing, with respect to the measure of Indemnifiable Damages, the Selling Shareholders shall have the right to be put in the same financial position as they would have been in had each of the representations, warranties and covenants of STG been true and accurate or the same said parties had not breached any such covenants or had any of the events, claims or liabilities referred to in this Section 8.11 not occurred or been made or incurred. Any dispute as to indemnification shall be resolved by arbitration in accordance with Section 8.8 hereof.

         8.12 INDEMNIFICATION PROCEDURE. A party seeking indemnification (the "Indemnitee") shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought under this Agreement. The Indemnitee shall give prompt written notice to the party from whom indemnification is sought (the "Indemnitor") of the assertion of a claim for indemnification, but in no event longer than (a) thirty (30) days after service of process in the event litigation is commenced against the Indemnitee by a third party, or (b) sixty
(60) days after the assertion of such claim. No such notice of assertion of a claim shall satisfy the requirements of this Section 8.12 unless it describes in reasonable detail and in good faith the facts and circumstances upon which the asserted claim for indemnification is based. If any action or proceeding shall be brought in connection with any liability or claim to be indemnified hereunder, the Indemnitee shall provide the Indemnitor twenty (20) calendar days to decide whether to defend such liability or claim. During such period, the Indemnitee shall take all necessary steps to protect the interests of itself and the Indemnitor, including the filing of any necessary responsive pleadings, the seeking of emergency relief or other action necessary to maintain the status quo, subject to reimbursement from the Indemnitor of its expenses in doing so. The Indemnitor shall (with, if necessary, reservation of rights) defend such action or proceeding at its expense, using counsel selected by the insurance company insuring against any such claim and undertaking to defend such claim, or by other counsel selected by it and approved by the Indemnitee, which approval shall not be unreasonably withheld or delayed. The Indemnitor shall keep the Indemnitee fully apprised at all times of the status of the defense and shall consult with the Indemnitee prior to the settlement of any indemnified matter. Indemnitee agrees to use reasonable efforts to cooperate with Indemnitor in connection with its defense of indemnifiable claims. In the event the Indemnitee has a claim or claims against any third party growing out of or connected with the indemnified matter, then upon receipt of indemnification, the Indemnitee shall fully assign to the Indemnitor the entire claim or claims to the extent of the indemnification actually paid by the Indemnitor and the Indemnitor shall thereupon be subrogated with respect to such claim or claims of the Indemnitee.

                                    ARTICLE 9
                        TERMINATION, AMENDMENT AND WAIVER

         9.1 TERMINATION. This Agreement may be terminated at any time prior to the Closing Date:

         (a) by mutual written consent of MCBA, the Selling Shareholders and STG;

         (b) by either STG, on the one hand, or MCBA and the Selling Shareholders, on the other hand, if there has been a breach of any material representation, warranty, covenant or agreement contained in this Agreement on the part of the other party to this Agreement and, if such breach is curable, such breach has not been cured within ten (10) days after written notice of such breach;

         (c) by either STG, on the one hand, or MCBA and the Selling Shareholders, on the other hand, if the Closing shall not have occurred by June 5, 1998.

         (d) by STG if any condition to STG's obligation to consummate this Agreement as provided in Sections 7.1 and 7.2 hereof has not been satisfied or waived by STG;

         (e) by MCBA and the Selling Shareholders if any condition to MCBA's and the Selling Shareholders' obligation to consummate this Agreement as provided in Sections 7.1 and 7.3 hereof has not been satisfied or waived by MCBA;

         (f) by MCBA and the Selling Shareholders if STG has failed to obtain approval of the Stockholders of STG to the Agreement and the transactions contemplated hereby pursuant to Section 7.2(m) hereof.

         (g) by either STG, on the one hand, or MCBA and the Selling Shareholders, on the other hand, if any court or Governmental Entity of competent jurisdiction shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree or ruling or other action shall have become final and nonappealable; provided, however, that the right to terminate this Agreement pursuant to this Section 9.1(g) shall not be available to any party who has not used its reasonable best efforts to cause such order to be lifted.

         9.2  EFFECT OF TERMINATION; SOLE REMEDY.

         (a) Notwithstanding any provisions in this Agreement to the contrary, if the Closing does not occur, (i) neither STG, MCBA nor the Selling Shareholders shall be entitled to indemnification for the falsity of any representations or warranties or a breach of any of the covenants and agreements contained herein to be performed at or prior to the Closing and (ii) STG's, MCBA's and the Selling Shareholders' sole and exclusive remedy shall be the receipt of the Termination Fee, if any, as provided in this Section 9.2. In the event that this Agreement shall be terminated pursuant to Section 9.1 hereof, all further obligations of the parties hereto under this Agreement (other than pursuant to Sections 9.2 and 10 hereof) shall terminate without further liability or obligation of either party to the other party hereunder.

         (b) Subject to clause (c) of this Section 9.2 and except with respect to terminations pursuant to Sections 9.1(a) and 9.1(g) above:

                  (i) If this Agreement is terminated by any party and (A) all of the conditions of the Closing set forth in Sections 7.1 and 7.2 (except for the approval of the Stockholders of STG to this Agreement and the transactions contemplated hereby pursuant to
         Section 7.2(m) hereof) have been, or are reasonably expected to be at or prior to the Closing, satisfied or waived (or would be satisfied but for the failure of STG to perform its obligations hereunder), and (B) the Selling Shareholders are not in breach of this Agreement in any material respect, STG shall pay to MCBA a termination fee of $250,000 within two (2) business days of such termination, and the payment of such termination fee shall be the sole remedy of the MCBA and the Selling Shareholders hereunder. In the event that the Promissory Note has not been paid in full by MCBA, the termination fee paid by STG shall be applied against that certain sum owing to STG by MCBA pursuant to the Promissory Note and, accordingly, the unpaid principal balance of the Promissory Note shall be decreased by the amount of the termination fee.

                  (ii) If this Agreement is terminated by any party and (A) all of the conditions of the Closing set forth in Sections 7.1 and 7.3 hereof have been, or are reasonably expected to be at or prior to the Closing, satisfied or waived (or would be satisfied but for the failure of the Selling Shareholders and MCBA to perform their respective obligations hereunder), and (B) STG is not in breach of this Agreement in any material respect, MCBA shall pay to STG a termination fee of $250,000 within two (2) business days of such termination, and the payment of such termination fee shall be the sole remedy of STG hereunder.

         (c) The parties hereto expressly agree that (i) the amounts set forth in Section 9.2(b) hereof are intended to be liquidated damages for harm caused by termination of this Agreement and are reasonable forecasts of just compensation in the light of the anticipated harm which would be attributable to such termination, (ii) losses incurred by reason of termination of this Agreement would be incapable or difficult of estimation and (iii) otherwise obtaining an adequate remedy would be inconvenient or nonfeasible.

         (d) Notwithstanding the foregoing, neither STG nor MCBA shall be required to pay such Termination Fee if the reason that the Closing has not occurred is (i) the HSR Act filing has not cleared (unless the failure to clear is due to a failure by either party to make the necessary filing or provide the Federal Trade Commission or the Antitrust Division of the United States Department of Justice with requested information within a reasonable amount of time), (ii) a court shall have issued a restraining order ("TRO") or an injunction (or a TRO or an injunction is threatened) preventing the consummation or the Closing of the transactions contemplated hereby, (iii) an action shall have been instituted by any Governmental Body seeking to prevent consummation of or seeking material damages in connection with the transactions contemplated hereby and such action continues to be outstanding, (iv) if such termination occurs and is based on an inaccuracy in the representation or warranty of the party who would otherwise be obligated to pay such Termination Fee which has not been waived if the representations and warranties subject to such inaccuracy were true and correct in all material respects as of the date of this Agreement,
(v) failure to obtain any material third-party approval consent, waiver or permit necessary for the consummation of the transactions contemplated by this Agreement (unless the failure is due to a failure by either party to take some reasonable action) or (vi) by mutual written consent of MCBA, STG and the Selling Shareholders.

         9.3 AMENDMENT. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         9.4 EXTENSION; WAIVER. At any time prior to the Closing, STG or the MCBA Parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (c) waive compliance with any of the agreements or conditions for the benefit thereof contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of all of the parties hereto.

                                   ARTICLE 10
                                     GENERAL

         10.1 NOTICES. Any notice, request, instruction or other document to be given hereunder by any party to the other shall be in writing and delivered personally or sent by certified mail, postage prepaid, by telecopy, or by courier service, as follows:

                      Savoir Technology Group, Inc.
                      254 E. Hacienda Avenue
                      Campbell, CA 95008
                      Attention:  Chief Financial Officer
                      Fax:  (408) 370-4597


with a copy to:       Pillsbury Madison & Sutro LLP
                      2550 Hanover Street
                      Palo Alto, CA 94304
                      Attention:  Ms. Katharine A. Martin
                      Fax:  (415) 233-4545


And                   MCBA Systems, Inc.
                      4955 Corporate Drive
                      Huntsville, AL 35806
                      Attention:  Michael N. Gunnells
                      Fax:  (206) 726-9040


with a copy to:       Lanier Ford Shaver & Payne P.C.
                      Suite 5000, 200 West Side Square
                      Huntsville, AL 35801-4816
                      Attention:  Elizabeth W. Abel
                      Fax:  (205) 533-9322


         or to such other persons as may be designated in writing by the parties, by a notice given as aforesaid.

         10.2 HEADINGS. The headings of the several sections of this Agreement are inserted for convenience of reference only and are not intended to affect the meaning or interpretation of this Agreement.

         10.3 ENTIRE UNDERSTANDING. The terms set forth in this Agreement including its Schedules and Exhibits are intended by the parties as a final, complete and exclusive expression of the terms of their agreement and may not be contradicted, explained or supplemented by evidence of any prior agreement, any contemporaneous oral agreement or any consistent additional terms. The Schedules and Exhibits attached to this Agreement are made a part of this Agreement.

         10.4 COUNTERPARTS. This Agreement may be executed in counterparts, and when so executed each counterpart shall be deemed to be an original, and said counterparts together shall constitute one and the same instrument.

         10.5 BINDING NATURE. This Agreement shall be binding upon and inure to the benefit of the parties hereto. No party may assign or transfer any rights under this Agreement.

         10.6 APPLICABLE LAW. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of California without regard to conflicts of laws provisions thereof.

         10.7 ATTORNEYS' FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

         10.8 PAYMENT OF EXPENSES. Except as provided in Section 8.2 hereof, STG, MCBA and the Selling Shareholders- shall each pay their own fees and expenses incurred incident to the preparation and carrying out of the transactions herein contemplated (including legal, accounting and travel).

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, all as of the date first above written.

                                      SAVOIR TECHNOLOGY GROUP, INC., a Delaware corporation

                                      By          /S/ P. SCOTT MUNRO
                                        ----------------------------------------

                                      Title         PRESIDENT & CEO
                                           -------------------------------------


                                      STG ACQUISITION CORP., a Delaware
                                      corporation

                                      By          /S/ P. SCOTT MUNRO
                                        ----------------------------------------

                                      Title            PRESIDENT
                                           -------------------------------------


                                      MCBA SYSTEMS, INC., an Alabama corporation

                                      By       /S/ MICHAEL N. GUNNELLS
                                        ----------------------------------------

                                      Title            PRESIDENT
                                           -------------------------------------


                                      SELLING SHAREHOLDERS

                                               /S/ MICHAEL N. GUNNELLS
                                      ------------------------------------------
                                                 Michael N. Gunnells

                                                  /S/ JOHN HARKINS
                                      ------------------------------------------
                                                    John Harkins

                                                                         ANNEX B

                                ALLIANT PARTNERS

November 22, 1997


Board of Directors
Western Micro Technology, Inc.
254 East Hacienda
Campbell, CA 95008

Gentlemen:

You have requested our opinion as to the fairness, from a financial point of view, to the shareholders of Western Micro Technology, Inc. ("Western" or the "Company") in connection with the transactions contemplated by the Stock Purchase Agreement dated November 7, 1997 by and among Western, MCBA Systems, Inc. ("MCBA"), Mike Gunnels and John Harkins (the "Agreement"), and the issuance of common stock, without par value, of Western (the "Shares") pursuant thereto. The total consideration to be paid to Mike Gunells and John Harkins (the "Stockholders") for the outstanding common stock of MCBA is 900,000 shares of Western Common Stock to be issued at closing. In addition the Stockholders will be provided with up to 1,500,000 additional shares based on attainment of pretax profits in excess of $1.8 Million during 1998 and 1999. The transactions described above are collectively referred to herein as the "Transaction."

Alliant Partners, as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions and corporate partnering transactions.

In arriving at our opinion, we have reviewed the Agreement and all of the Exhibits and schedules, and have reviewed financial, product and other information that was furnished to us by Western and MCBA. We also have held discussions with members of the senior management of Western regarding the historic and current business operations and future risks and prospects of the Company including their expectation for certain strategic benefits of the transaction. As part of these discussions, we also reviewed other acquisitions contemplated by the Company over the last twelve months. In addition, we have compared certain financial and securities data, both historic and projected, of MCBA with those of various other companies engaged in businesses we considered comparable with securities which are traded in public markets, analyzed prices paid in certain other similar business combinations, and conducted such other financial studies, analyses and investigations as we deemed appropriate for purposes of this opinion.

We have assumed, without independent verification, the accuracy, completeness and fairness of all of the financial statements, product information, marketing strategies and other information regarding MCBA which has been provided to us by the Company and its representatives. We did not make any independent evaluation of MCBA's assets or intellectual property nor did we review any of MCBA's corporate records.

Based on the foregoing and such other factors as we deem relevant, we are of the opinion, as of the date hereof, that the consideration to be paid by Western in connection with the Transaction is fair, from a financial point of view, to Western and Western's shareholders.

Sincerely Yours,



Alliant Partners

                                                                         ANNEX C

                               MCBA SYSTEMS, INC.

                          AUDITED FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


                                TABLE OF CONTENTS


                                                                    Page(s)
                                                                    -------

Independent Auditor's Report...........................................C-2

Balance Sheet..........................................................C-3

Statements of Income and Retained Earnings.............................C-4

Statement of Cash Flows................................................C-5

Notes to Financial Statements..........................................C-6 - C-7

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------


Board of Directors and Stockholders
MCBA Systems, Inc.

We have audited the accompanying balance sheet of MCBA Systems, Inc. as of December 31, 1997, and the related statements of income, retained earnings, and cash flows for the year then ended. The financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MCBA Systems, Inc. as of December 31, 1997 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



/s/ Brumbelow and Barnes, P.C.

Brumbelow and Barnes, P.C.
Certified Public Accountants

Huntsville, Alabama
February 18, 1998

                                  BALANCE SHEET
                                  -------------

                                                                         December 31,
                                                                             1997
                                                                      ------------------
                                     ASSETS
                                     ------
CURRENT ASSETS
        Cash..........................................................$          134,621
        Accounts receivable--trade.....................................        4,554,004
                                                                       -----------------

                Total current assets..................................$        4,688,625
                                                                      ==================
 OTHER ASSETS
        Deposits......................................................             4,650
                                                                      ------------------

                Total assets..........................................$        4,693,275
                                                                      ==================

                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

CURRENT LIABILITIES
         Accounts payable.............................................$        4,266,883
        Accrued expenses..............................................            46,006
        Payroll tax liabilities.......................................             5,220
        Loans from stockholders.......................................           275,166
                                                                      ------------------

                Total current liabilities.............................         4,593,275

STOCKHOLDERS' EQUITY
        Common stock, $.10 par value, 10,000 shares authorized,
           1,000 issued and outstanding...............................               100
        Retained earnings.............................................            99,900
                                                                      ------------------

                 Total stockholders' equity...........................           100,000
                                                                      ------------------

                Total liabilities and stockholders' equity............$        4,693,275
                                                                      ==================


                 See accompanying notes to financial statements.

                   STATEMENTS OF INCOME AND RETAINED EARNINGS
                   ------------------------------------------

                                                                               For the
                                                                             year ended
                                                                            December 31,
                                                                                1997
                                                                         -----------------

REVENUE
        Product revenue..................................................$      26,879,401

COST OF SALES
        Cost of products and services sold...............................       23,743,581

                Gross profit.............................................        3,135,820
                                                                         -----------------

GENERAL AND ADMINISTRATIVE EXPENSES......................................        3,109,983
                                                                         -----------------

        Income from operations...........................................           25,837

 OTHER INCOME
        Other income.....................................................               21
        Interest income..................................................              143
                                                                         -----------------

                Total other income.......................................              164
                                                                         -----------------

                Net income...............................................           26,001

                Basic and diluted net income per share...................$           26.00
                                                                         =================

                Basic and diluted shares used in per share calculation...            1,000
                                                                         ==================

        Retained earnings--beginning of year.............................          207,068

 Distributions to stockholders...........................................          (133,169)
                                                                         -----------------

Retained earnings--end of year...........................................$          99,900
                                                                         =================


                 See accompanying notes to financial statements.

                             STATEMENT OF CASH FLOWS
                             -----------------------

                                                                             For the
                                                                           year ended
                                                                          December 31,
                                                                              1997
                                                                       ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
        Net income.....................................................$          26,001
         Adjustments to reconcile net income to net
                cash provided by operating activities:
                (Increase) decrease in assets
                   Accounts receivable--trade...........................      (1,287,344)
                   Advances to employee................................              300
                   Deposits............................................           (2,384)
                Increase (decrease) in liabilities:
                   Accounts payable....................................        1,069,658
                   Accrued expenses....................................          (12,381)
                   Payroll tax liabilities.............................           (8,403)
                                                                       -----------------

                         Net cash used by operating activities.........         (214,553)

CASH FLOWS FROM INVESTING ACTIVITIES
        Loans from stockholders........................................          275,166

CASH FLOWS FROM FINANCING ACTIVITIES
         Distributions to stockholders.................................         (133,169)
                                                                       -----------------

                Net decrease in cash...................................          (72,556)

Cash at beginning of year..............................................          207,177
                                                                       -----------------

Cash at end of year....................................................$         134,621
                                                                       =================


                 See accompanying notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

Note 1:   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          MCBA Systems, Inc. was incorporated in 1992. The Company markets and sells computer hardware. The Company operates in the state of Alabama and sells to customers in the United States.

          REVENUE RECOGNITION

          Revenue from the sale of computer hardware is recognized at the point of shipment.

          ACCOUNTS RECEIVABLE

          At December 31, 1997 the Company had extended unsecured credit to regular customers amounting to $4,554,004. In management's opinion, all receivables are fully collectible; therefore, no allowance for uncollectible accounts is provided.

          INCOME TAXES

          The Company, with the consent of its shareholders, has elected to be taxed as an S-Corporation under the Internal Revenue Code for federal income tax purposes. A similar election has been made for state income tax purposes. Consequently, taxable income flows directly to the stockholders to be included in their personal returns. Therefore, no income tax provision is provided in the accompanying financial statements.

          STATEMENT OF CASH FLOWS

          For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments with a maturity of three months or less to be cash equivalents. There were no cash equivalents at December 31, 1997.

          USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

          In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from these estimates.

          CONCENTRATION OF CREDIT RISK

          The Company maintains its cash balances at two financial institutions located in North Alabama. The balance at times may exceed federally insured limits of $100,000 by the U.S. Federal Deposit Insurance Corporation. At December 31, 1997 the Company's uninsured cash balance amounted to $33,444.

          The Company has adopted the provisions of Statement of Financial Accounting Standards No. 128, "Earnings Per Share" ("SFAS 128"), effective December 31, 1997. SFAS 128 requires the presentation of basic and diluted earnings per share (EPS). Basic EPS is computed by dividing income available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted EPS is computed giving effect to all dilutive potential common shares that were outstanding during the period.

                          NOTES TO FINANCIAL STATEMENTS


Note 2:   MAJOR SUPPLIER

          The Company primarily sells computer hardware manufactured by International Business Machines, Inc. (IBM) which it purchases directly from IBM. Revenue derived from sales of IBM systems at December 31, 1997 was $26,856,642 which represents approximately 100% of total revenues. Included in accounts payable to IBM for products sold to customers was $4,230,483 at December 31, 1997.

Note 3:   RELATED PARTY TRANSACTIONS

          LOAN FROM STOCKHOLDER: The Company has a loan from stockholder in the amount of $275,166 with no stated terms. It is management's opinion that this loan will be satisfied within the current year.

          SALES TO RELATED PARTIES: The Company sold computer equipment in the amount of $2,839,832 to affiliated companies with common ownership. The transactions were conducted at arms length. Accounts receivable-trade includes $871,246 due from affiliated companies at December 31, 1997.

Note 4:   EMPLOYEE BENEFIT PLANS

          Employees of the Company participate in a 401(k) savings plan of an affiliated company. The plan covers all employees who are 21 years of age with one or more years of service. The Company made no matching contributions for the year ended December 31, 1997.

Note 5:   COMMITMENTS AND CONTINGENCIES

          LEASE COMMITMENTS

          The Company leases its office facilities under a long-term, noncancellable operating lease which expires in February 2000. Rent expense for the year ended December 31, 1997 was $109,086. The Company also leases computer equipment used in its daily operation. The terms vary but generally are no longer than two years.

          Future minimum rental payments under the Company's noncancellable operating lease are as follows:

          December 31, 1998............................  $       234,746
          December 31, 1999............................          196,608
          December 31, 2000............................           37,643
                                                         ---------------

                                                         $       468,997
                                                         ===============

Note 6:   EARNINGS PER SHARE

          In accordance with the disclosure requirements of SFAS 128, a reconciliation of the numerator and denominator of basic and diluted EPS is provided as follows:

          Numerator - Basic and Diluted EPS
            Income available to common stockholders..........    $     26,001
                                                                 ============

          Denominator - Basic and diluted EPS
            Weighted average shares outstanding..............           1,000
                                                                 ------------
            Basic and diluted earnings per share.............    $      26.00
                                                                 ============

          There were no potentially dilutive common shares outstanding during the period.

Note 7:   SUBSEQUENT EVENT

          MCBA Systems, Inc. is currently negotiating a merger transaction involving Savoir Technology Group, Inc. (Savoir). The merger would require the shareholders of MCBA Systems, Inc. to surrender their ownership in exchange for common stock of Savoir. The outcome of the merger is pending approval from the stockholders of Savoir.

                                                                         ANNEX D

                               MCBA SYSTEMS, INC.

                         UNAUDITED FINANCIAL STATEMENTS

                                 BALANCE SHEETS
                                   (unaudited)

                                     ASSETS
                                     ------
                                                                                  DECEMBER 31,
                                                                  ----------------------------------------
                                                                        1995                       1996
                                                                  -----------------         --------------
CURRENT ASSETS
    Cash........................................................  $          34,795         $      207,177
     Trade accounts receivable..................................          2,312,558  (1)         3,266,660 (2)
    Employee advances...........................................              2,900                    300
     Inventory..................................................            788,365                      0
                                                                  -----------------         --------------

       Total current assets.....................................          3,138,618              3,474,137

OTHER ASSETS
    Deposits....................................................                  0                  2,266
    Due from affiliates.........................................             69,176                      0
                                                                  -----------------         --------------

       Total assets.............................................   $      3,207,794         $    3,476,403
                                                                   ================         ==============

                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

CURRENT LIABILITIES
    Accounts payable............................................  $       2,013,529         $    3,197,224
    Accrued expenses............................................             17,838                 58,389
    Payroll tax liabilities.....................................              1,907                 13,622
                                                                  -----------------         --------------

       Total current liabilities................................          2,033,274              3,269,235

LONGTERM LIABILITIES
    Due to affiliates...........................................            985,456                      0
                                                                  -----------------         --------------
       Total liabilities........................................          3,018,730                      0

STOCKHOLDERS' EQUITY
    Common Stock, $0.10 par value, 1,000 shares authorized,
       issued and outstanding...................................                100                    100
    Retained earnings...........................................            188,964                207,068
                                                                  -----------------         --------------

       Total stockholders' equity...............................            189,064                207,168
                                                                  -----------------         --------------

       Total liabilities and stockholders' equity...............  $       3,207,794         $    3,476,403
                                                                  =================         ==============

----------
(1)    Net of allowance for doubtful accounts of $12,000.
(2)    Net of allowance for doubtful accounts of $48,750.


            See accompanying notes to unaudited financial statements.

                   STATEMENTS OF INCOME AND RETAINED EARNINGS
                                   (unaudited)

                                                                                For the Year Ended
                                                                                   DECEMBER 31,
                                                                      -----------------------------------
                                                                             1995                1996
                                                                      -----------------   ---------------

REVENUE
    Product revenue................................................   $      11,919,719   $    19,472,527

COST OF SALES
    Cost of products and services sold.............................           9,975,565        17,275,785
                                                                      -----------------   ---------------

    Gross profit...................................................           1,944,154         2,196,742

GENERAL AND ADMINISTRATIVE EXPENSES................................           1,228,891         1,710,929
                                                                      -----------------   ---------------

    Income from operations.........................................             715,263           485,813

OTHER INCOME
    Other income...................................................                   6                 0
    Interest income................................................              (2,088)              317
                                                                      -----------------   ---------------

       Total other income and expenses.............................              (2,082)              317

        Net income.................................................   $         713,181   $       486,130
                                                                      =================   ===============

       Basic and diluted net income per share......................    $         713.18   $        486.13
                                                                       ================   ===============

       Basic and diluted shares used in per share calculation......                1,000            1,000
                                                                      ==================  ===============

    Retained earnings--beginning of year............................              503,483          188,964

Distributions to stockholders......................................          (1,027,700)         (468,026)
                                                                      ------------------  ---------------

 Retained earnings--end of year.....................................   $         188,964   $       207,068
                                                                       =================   ===============


            See accompanying notes to unaudited financial statements.

                             STATEMENT OF CASH FLOWS
                                   (unaudited)

                                                                             For the               For the
                                                                           year ended            year ended
                                                                          December 31,          December 31,
                                                                              1995                  1996
                                                                       -----------------     -----------------

CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income......................................................   $         713,181     $         486,130
       (Increase) decrease in assets:
          Accounts receivable.......................................          (1,224,506)             (954,102)
          Inventories...............................................             197,091               788,365
          Employee advances.........................................              (2,900)                2,600
          Due from affiliates.......................................              68,547                69,176
        Increase (decrease) in liabilities:
          Accounts payable..........................................           1,359,969             1,183,695
          Accrued expenses..........................................               4,009                11,715
          Payroll tax liabilities...................................             (60,814)               40,551
          Due to affiliates.........................................                  --              (985,456)
                                                                       -----------------     -----------------

         Net cash provided by operating activities..................           1,054,577               642,674

CASH FLOWS FROM INVESTING ACTIVITIES
       Increase in deposits.........................................                  --                (2,266)
                                                                       -----------------     -----------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Distributions to stockholders..................................          (1,027,700)             (468,026)
                                                                       -----------------     -----------------

       Net increase in cash.........................................              26,877               172,382

Cash at beginning of year...........................................               7,918                34,795
                                                                       -----------------     -----------------

Cash at end of year.................................................   $          34,795     $         207,177
                                                                        ================      ================


                 See accompanying notes to financial statements.

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS


Note 1:   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          MCBA Systems, Inc. was incorporated in 1992. The Company markets and sells computer hardware. The Company operates in the state of Alabama and sells to customers in the United States.

          REVENUE RECOGNITION

          Revenue from the sale of computer hardware is recognized at the point of shipment.

          ALLOWANCE FOR DOUBTFUL ACCOUNTS.

          The allowance method is used to account for estimated uncollectible accounts receivables.

          INCOME TAXES

          The Company, with the consent of its shareholders, has elected to be taxed as an S-Corporation under the Internal Revenue Code for federal income tax purposes. A similar election has been made for state income tax purposes. Consequently, taxable income flows directly to the stockholders to be included in their personal returns. Therefore, no income tax provision is provided in the accompanying financial statements.

          USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

          In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from these estimates.

Note 2:   PREPAID LICENSE/SUBSEQUENT EVENT

          In 1987, MCBA obtained a nonexclusive license from a licensor to market, promote, distribute and grant sublicenses for certain software programs intended to be embedded in or to support certain of MCBA's products. The license agreement required the Company to prepay guaranteed non-refundable license and sublicense fees totaling $1,000,000.

          Subsequent to the balance sheet date management of MCBA wrote off the prepaid licenses in the year ended December 31, 1996 in the amount of $721,733. This adjustment reduced net income by $721,733 for the year ended December 31, 1996. These licenses, purchased for resale to MCBA's customers as a part of a prior acquisition transaction, were deemed unmarketable and written off accordingly.

Note 3:   EMPLOYEE BENEFIT PLANS

          MCBA adopted a 401(k) savings plan on October 1, 1986. Employees who are 21 years of age, with one or more years of service at MCBA and who are not covered by collective bargaining agreements are eligible to participate in the plan.

Note 4:   MAJOR SUPPLIER

          MCBA primarily sells computer hardware manufactured by International Business Machines, Inc. ("IBM") that is purchased directly from IBM. Revenues derived from sales of IBM systems at December 31, 1995 were $11,919,417 and $19,472,527, respectively. This represents 100% of MCBA's total revenues for both fiscal years. Accounts payable at December 31, 1995 and 1996 were $1,938,508 and $3,197,224, respectively, for IBM products sold to customers.

Note 5:   EARNINGS PER SHARE FOR THE YEAR ENDED DECEMBER 31, 1995

          In accordance with the disclosure requirements of SFAS 128, a reconciliation of the numerator and denominator of basic and diluted EPS is provided as follows:

          Numerator - Basic and Diluted EPS
            Income available to common stockholders..........    $      713,181
                                                                 ==============

          Denominator - Basic and diluted EPS
            Weighted average shares outstanding..............             1,000
                                                                 --------------
            Basic and diluted earnings per share.............    $       713.18
                                                                 ==============

          There were no potentially dilutive common shares outstanding during the period.

Note 6:   EARNINGS PER SHARE FOR THE YEAR ENDED DECEMBER 31, 1996

          In accordance with the disclosure requirements of SFAS 128, a reconciliation of the numerator and denominator of basic and diluted EPS is provided as follows:

          Numerator - Basic and Diluted EPS
            Income available to common stockholders..........    $       486,130
                                                                 ==============

          Denominator - Basic and diluted EPS
            Weighted average shares outstanding..............             1,000
                                                                 --------------
            Basic and diluted earnings per share.............    $       486.13
                                                                 ==============


          There were no potentially dilutive common shares outstanding during the period.